UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 4/29/2016

Item  1. Reports to Stockholders.

Semiannual Report 4/30/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Allocation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/29/16*

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	-0.93%	-2.75%	2.79%	2.57%
Class A Shares of the Fund with Sales Charge	-6.62	-8.35	1.58	1.96
S&P 500 Index	0.43	1.21	11.02	6.91
Reference Index1[1]	0.84	-1.93	4.86	4.70
MSCI All Country World Index	-0.94	-5.66	4.69	3.89
Barclays Global Aggregate Bond Index, Hedged	3.22	3.19	4.44	4.82
Reference Index2[1]	2.05	-1.13	4.26	5.09
Russell 1000 Index	0.22	0.34	10.81	6.99
MSCI All County World Index (ex-U.S.)	-1.75	-11.28	-0.13	1.70
Barclays U.S. Aggregate Bond Index	2.82	2.72	3.60	4.95
Barclays Multiverse Index (ex-U.S.)	8.66	6.49	-0.01	3.82

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current

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performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Consolidated Financial Statements. Index returns are calculated through April 30, 2016.

1. The Fund has changed its benchmark from Reference Index 2 (30% Russell 1000 Index / 30% MSCI All Country World Index (ex-U.S.) / 20% Barclays U.S. Aggregate Bond Index / 20% Barclays Multiverse Index (ex-U.S.) to Reference Index 1 (60% MSCI All Country World Index / 40% Barclays Global Aggregate Bond Index, Hedged), which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for the Reference Index 2 (or for the indices comprising the Reference Index 2) in its next semiannual report.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -0.93% during the reporting period. The Fund outperformed its Reference Index (the “Reference Index”), a customized weighted index currently comprised of 60% of the MSCI All Country World Index (ex-U.S.) and 40% of the Barclays Global Aggregate Bond Index, Hedged, which returned 0.84%.

MARKET OVERVIEW

Over the first half of the reporting period, continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a volatile close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December, which followed a somewhat underwhelming easing program by the European Central Bank (“ECB”) earlier in the month.

2016 began with declines in the price of almost every risk asset globally. Much of this volatility was driven by the twin fears of slowing global growth and the aggressive interest rate hike path indicated by the Fed in its December 2015 communication. March saw a relief rally, however, as communication from the Fed turned more accommodative in light of this weak start to the year. Oil prices also began to stabilize and commodities started to pick up.

Financial market fears during this reporting period did not translate into a recession globally, however, and economic growth remained slow and steady. We believe continued accommodative monetary policy globally coupled with modest economic growth may likely set the tempo for the rest of 2016 despite the weak start to the year.

FUND REVIEW

During the reporting period, the equity security selection component of the Fund’s investment process was the largest detractor from relative performance, driven mostly by international and domestic strategies. Our global developed equity strategy had underperformance relative to the MSCI All Country World Index during the period driven by poor stock selection within the Financials and Technology sectors. Our domestic large-cap growth strategy underperformed the Russell 1000 Growth Index, with poor stock selection within the Technology and Health Care sectors.

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Our overweight duration posture versus the Reference Index was a big contributor during the period. Last year, we anticipated that U.S. Treasuries would be an attractive hedge against renewed market volatility, given their positive yield (relative to option based hedging strategies, where we would typically pay a premium for protection). Given our general concerns about global growth and a lack of discernible inflation, we believed developed market government bonds, particularly long-dated U.S. Treasuries, offered an attractive hedge in an uncertain environment. This duration hedge worked extremely well as volatility picked up in the first part of 2016 and yields on Treasuries fell substantially. With the significant move in yields, we reduced this exposure but still remain long duration versus the Reference Index.

We expect the Fed to take a more accommodative stance that will help to calm markets over the near term. With this improvement in the risk backdrop and in conjunction with most developed markets in a slowdown regime, we think the most compelling opportunities are in credit. This is an area of the market that we had reduced last fall at a time when we believed credit would underperform as volatility picked up. We did see this play out, and spreads widened to near recession levels across the high yield market. In mid-March, with attractive valuations and a belief that volatility will stabilize with a more dovish Fed, we added high yield credit to the portfolio. In our view, credit offers an attractive opportunity to capture returns versus equities while incurring less risk in the aggregate portfolio.

Our active currency overlay, in particular our overweight position to the Japanese Yen versus the Reference Index, was a positive contributor to relative performance. In our view, the Yen was an attractive currency based on cheaper valuations, growing account surplus, and safe-haven characteristics. For the period, the Yen was the best performing currency globally, with a 7% appreciation. While financial markets witnessed meaningful volatility, the overall performance of riskier assets was basically flat for the period and the economic backdrop has also been stable. In other words, in our view, the resilience in the Yen seems more driven by fundamental tailwinds and to a lesser extent by safe haven flows. With such strong appreciation in the period, we reduced our positon to neutral versus the Reference Index.

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The Fund’s return shaping strategies, which are designed to improve the overall risk profile of the Fund, were a neutral contributor to performance during the period. Under normal circumstances, we expect return shaping strategies to cost money, like any insurance premium, and commensurately enhance returns or partially protect principal in environments of extreme market volatility. These strategies are often used as an efficient way to access upside market participation, especially when we are running lower levels of risk. With implied volatility higher than realized volatility across a number of assets (implying a relatively high cost of portfolio protection), we preferred to reduce risk through our asset allocation overlays, and had limited exposure to hedging strategies through options.

STRATEGY & OUTLOOK

Overall, we are underweight equities relative to the Reference Index and prefer to own credit, an attractive alternative to equities, in these less certain times. With most developed equity market valuations relatively full in comparison to history, we have a preference for emerging market equities, where we see cheaper valuations and improving fundamentals. We continue to have a modest overweight to duration versus the Reference Index to help offset potential market volatility, as we view this as an attractive downside hedge that collects premium. In terms of the macro environment, we are seeing a relatively weaker economic picture as our macro regime framework continues to indicate that most of the global economy remains in the “slowdown” regime, which typically foretells mediocre asset returns and significant uncertainty. Most central banks, excluding the U.S., are trying to counterbalance the “slowdown” by supportive monetary policy. It is worth noting that the more experimental stimulus measures, like negative deposit rates, are starting to have unintended and adverse effects on asset prices and currencies.

As we look ahead, we expect a continuation in this reporting period’s seesaw behavior, in which global markets alternate between risk-on and risk-off. Our view is informed by the divergence in policy across the world’s major economies, as the U.S. looks to continue to normalize interest rates, while Europe, Japan, and China maintain and may even expand stimulative policy measures. This muted growth outlook coupled with lack of consistent direction is causing a high degree of financial market uncertainty that may

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persist for some time. With this type of backdrop, we believe in being somewhat cautious with our risk posture and instead focusing on higher risk-adjusted return assets. Finally, with a choppy market backdrop, we think a dynamic asset allocation approach is well suited to navigate the short-term market risks. Diverging policy and unintended stimulus effects are leading to some very interesting trends that we believe can persist over time. We believe a flexible mandate is well equipped to capitalize on such an environment.

Mark Hamilton	Benjamin Rockmuller, CFA
Portfolio Manager	Portfolio Manager

Alessio de Longis, CFA	Dokyoung Lee, CFA
Portfolio Manager	Portfolio Manager

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Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. C	0.9%
Apple, Inc.	0.7
Citigroup, Inc.	0.7
Alphabet, Inc., Cl. A	0.7
SAP SE	0.7
Airbus Group SE	0.6
PayPal Holdings, Inc.	0.6
Facebook, Inc., Cl. A	0.5
S&P Global, Inc.	0.5
General Electric Co.	0.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	3.9%
Commercial Banks	2.5
Pharmaceuticals	2.5
Food Products	2.4
Oil, Gas & Consumable Fuels	2.2
Software	2.2
Textiles, Apparel & Luxury Goods	2.1
Hotels, Restaurants & Leisure	1.9
Media	1.8
IT Services	1.7

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	63.1%
Investment Companies
iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund	8.5
Oppenheimer Institutional Money Market Fund	1.6
Oppenheimer Master Event- Linked Bond Fund, LLC	6.0
Oppenheimer Master Loan Fund, LLC	5.7
U.S. Government Obligations	14.7
Preferred Stocks	0.4
Corporate Loans	—**
Rights, Warrants and Certificates	—**
Non-Convertible Corporate Bonds and Notes	—**

** Represents a value of less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on the total market value of investments.

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TOP TEN GEOGRAPHICAL HOLDINGS

United States	63.5%
United Kingdom	5.5
Japan	4.3
France	3.9
Germany	3.6
Switzerland	2.8
China	2.3
Netherlands	2.0
Canada	1.9
India	1.7

Portfolio holdings and allocation are subject to change. Percentages are as of April 29, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	65.4%
Europe	21.2
Asia	11.2
Latin America	1.2
Emerging Europe	0.5
Middle East/Africa	0.5

Portfolio holdings and allocation are subject to change. Percentages are as of April 29, 2016, and are based on total market value of investments.

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Consolidated Financial Statements.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/2016

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-0.93%	-2.75%	2.79%	2.57%

Class B (QGRBX)	9/1/93	-1.25	-3.51	1.96	2.08

Class C (QGRCX)	9/1/93	-1.28	-3.46	2.04	1.83

Class I (QGRIX)	2/28/12	-0.65	-2.26	5.40*	N/A

Class R (QGRNX)	3/1/01	-1.01	-3.00	2.54	2.31

Class Y (QGRYX)	5/1/00	-0.80	-2.50	3.11	2.91

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/2016
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (QVGIX)	11/1/91	-6.62%	-8.35%	1.58%	1.96%

Class B (QGRBX)	9/1/93	-6.14	-8.28	1.59	2.08

Class C (QGRCX)	9/1/93	-2.26	-4.42	2.04	1.83

Class I (QGRIX)	2/28/12	-0.65	-2.26	5.40*	N/A

Class R (QGRNX)	3/1/01	-1.01	-3.00	2.54	2.31

Class Y (QGRYX)	5/1/00	-0.80	-2.50	3.11	2.91

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the S&P 500 Index, Reference Index 1 (60% MSCI All Country World Index / 40% Barclays Global Aggregate Bond Index, Hedged), the MSCI All Country World Index, the Barclays Global Aggregate Bond Index, Hedged, Reference Index 2 (30% Russell 1000 Index / 30% MSCI All Country World Index (ex-U.S.) / 20% Barclays U.S. Aggregate Bond Index / 20% Barclays Multiverse Index (ex-U.S.) the Russell 1000 Index, the MSCI All Country World Index (ex-U.S.), the Barclays U.S. Aggregate Bond Index, and the Barclays Multiverse Index (ex-U.S.). The Fund has changed its benchmark

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from Reference Index 2 (30% Russell 1000 Index / 30% MSCI All Country World Index (ex-U.S.) / 20% Barclays U.S. Aggregate Bond Index / 20% Barclays Multiverse Index (ex-U.S.) to Reference Index 1 (60% MSCI All Country World Index / 40% Barclays Global Aggregate Bond Index, Hedged), which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for Reference Index 2 (or for the indices Reference Index 2) in its next semiannual report. The S&P 500 Index is a broad-based measure of domestic stock performance. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclays Global Aggregate Bond Index provides a broad-based measure of global investment grade fixed-rate debt markets. The index is comprised of several other Barclays indexes that measure fixed income performance of regions around the world while hedging the currency back to the U.S. dollar. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. The MSCI All Country World Index (ex U.S.) is designed to measure global developed and emerging equity market performance excluding the United States. The Barclays U.S. Aggregate Bond Index is an index of U.S dollar-denominated, investment-grade U.S. corporate government and mortgage-backed securities. The Barclays Multiverse Index (ex-U.S.) provides a broad-based measure of the global fixed-income bond market. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016

Class A	$1,000.00	$990.70	$6.37

Class B	1,000.00	987.50	10.23

Class C	1,000.00	987.20	10.07

Class I	1,000.00	993.50	3.95

Class R	1,000.00	989.90	7.61

Class Y	1,000.00	992.00	5.09

Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.35	6.46

Class B	1,000.00	1,014.49	10.36

Class C	1,000.00	1,014.64	10.21

Class I	1,000.00	1,020.77	4.01

Class R	1,000.00	1,017.11	7.71

Class Y	1,000.00	1,019.63	5.16

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios

Class A	1.29%

Class B	2.07

Class C	2.04

Class I	0.80

Class R	1.54

Class Y	1.03

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Shares	Value
Common Stocks—61.6%
Consumer Discretionary—10.7%
Auto Components—1.0%
Bridgestone Corp.	77,300	$2,857,132
Continental AG	15,092	3,314,918
Delphi Automotive plc	12,930	952,036
Denso Corp.	36,600	1,371,300
Johnson Controls, Inc.	34,370	1,422,918
Lear Corp.	4,320	497,362
Valeo SA	26,719	4,227,908
		14,643,574

Automobiles—0.5%
Astra International Tbk PT	1,671,000	849,850
Bayerische Motoren Werke AG	15,174	1,397,541
Ford Motor Co.	48,930	663,491
Hero MotoCorp Ltd.	50,090	2,183,334
Suzuki Motor Corp.	31,300	844,530
Tata Motors Ltd., ADR[1]	78,800	2,393,944
		8,332,690

Diversified Consumer Services—0.3%
Dignity plc	44,341	1,582,321
Estacio Participacoes SA	132,700	457,992
Kroton Educacional SA	160,454	597,169
New Oriental Education & Technology Group, Inc., Sponsored ADR	39,330	1,540,163
		4,177,645

Hotels, Restaurants & Leisure—1.9%
Accor SA	43,130	1,912,045
Carnival Corp.	119,830	5,877,662
China Lodging Group Ltd., ADR	13,746	495,681
Crown Resorts Ltd.	103,100	924,573
Domino’s Pizza Group plc	153,220	2,059,530
Genting Bhd	761,000	1,720,894
Genting Malaysia Bhd	453,100	518,120
International Game Technology plc	55,914	969,549
Jollibee Foods Corp.	135,080	661,026
Las Vegas Sands Corp.	18,380	829,857
McDonald’s Corp.	40,670	5,144,348
Melco Crown Entertainment Ltd., ADR	62,880	930,624
Revel Entertainment, Inc.[1]	5,092	—
Sands China Ltd.	345,200	1,230,214
Starbucks Corp.	14,800	832,204
Whitbread plc	31,270	1,773,374
William Hill plc	417,579	1,910,380
Yum! Brands, Inc.	9,450	751,842
		28,541,923

Household Durables—0.5%
Lennar Corp., Cl. A	15,540	704,118
SEB SA	21,300	2,385,677

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	Shares	Value

Household Durables (Continued)

Sony Corp.	132,800	$3,228,407

Whirlpool Corp.	6,860	1,194,600

		7,512,802

Internet & Catalog Retail—0.8%

Amazon.com, Inc.[1]	5,156	3,400,846

Ctrip.com International Ltd., ADR[1]	47,680	2,079,325

JD.com, Inc., ADR[1]	172,070	4,398,109

Netflix, Inc.[1]	1,810	162,954

Rakuten, Inc.	224,600	2,436,795

		12,478,029

Leisure Products—0.1%

Hasbro, Inc.	11,640	985,210

Nintendo Co. Ltd.	8,700	1,170,298

		2,155,508

Media—1.8%

CBS Corp., Cl. B	20,720	1,158,455

Comcast Corp., Cl. A	104,180	6,329,977

DISH Network Corp., Cl. A1	13,100	645,699

Grupo Televisa SAB, Sponsored ADR	89,890	2,627,485

ProSiebenSat.1 Media SE	44,846	2,286,972

SES SA, FDR	52,710	1,438,674

SKY Perfect JSAT Holdings, Inc.	225,900	1,194,380

Sky plc	207,270	2,848,643

Walt Disney Co. (The)	53,746	5,549,812

Zee Entertainment Enterprises Ltd.	490,298	3,058,909

		27,139,006

Multiline Retail—0.4%

Dollarama, Inc.	55,182	3,978,452

Hudson’s Bay Co.	128,382	1,706,712

Kohl’s Corp.	3,950	174,985

Macy’s, Inc.	7,390	292,570

Nordstrom, Inc.	3,500	178,955

		6,331,674

Specialty Retail—1.3%

AutoZone, Inc.[1]	2,720	2,081,426

Bed Bath & Beyond, Inc.[1]	3,360	158,659

CarMax, Inc.[1]	11,650	616,868

Dufry AG1	12,520	1,647,059

Fast Retailing Co. Ltd.	2,000	515,976

Foot Locker, Inc.	8,250	506,880

Home Depot, Inc. (The)	34,300	4,592,427

Industria de Diseno Textil SA	151,302	4,863,035

O’Reilly Automotive, Inc.[1]	2,790	732,877

Tiffany & Co.	28,020	1,999,227

TJX Cos., Inc. (The)	17,406	1,319,723

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Specialty Retail (Continued)

Williams-Sonoma, Inc.	4,190	$246,288

		19,280,445

Textiles, Apparel & Luxury Goods—2.1%

adidas AG	34,041	4,389,571

Brunello Cucinelli SpA	31,293	614,758

Burberry Group plc	208,558	3,618,706

Christian Dior SE	8,160	1,430,482

Cie Financiere Richemont SA	26,203	1,744,799

Coach, Inc.	11,230	452,232

Hermes International	5,041	1,792,531

HUGO BOSS AG	17,138	1,092,150

Kering	28,668	4,918,664

LVMH Moet Hennessy Louis Vuitton SE	40,500	6,716,064

NIKE, Inc., Cl. B	25,386	1,496,251

Prada SpA	444,500	1,498,738

Swatch Group AG (The)	4,263	1,457,725

Tod’s SpA	8,063	556,126

		31,778,797

Consumer Staples—6.6%

Beverages—1.5%

Ambev SA, ADR	16,990	94,974

Anadolu Efes Biracilik Ve Malt Sanayii AS	77,625	610,378

Coca-Cola Co. (The)	25,050	1,122,240

Coca-Cola Enterprises, Inc.	35,320	1,853,594

Constellation Brands, Inc., Cl. A	7,430	1,159,526

Diageo plc	83,535	2,257,019

Dr Pepper Snapple Group, Inc.	5,520	501,823

Fomento Economico Mexicano SAB de CV	96,053	895,397

Heineken NV	31,763	2,977,992

Molson Coors Brewing Co., Cl. B	4,800	459,024

Nigerian Breweries plc	712,630	416,203

PepsiCo, Inc.	53,570	5,515,567

Pernod Ricard SA	38,520	4,160,817

SABMiller plc	16,030	980,878

Tsingtao Brewery Co. Ltd., Cl. H	72,000	272,176

		23,277,608

Food & Staples Retailing—0.9%

Alimentation Couche-Tard, Inc., Cl. B	8,145	357,037

Almacenes Exito SA	54,215	304,885

Almacenes Exito SA, GDR[2]	38,900	218,474

BIM Birlesik Magazalar AS	32,845	723,591

Costco Wholesale Corp.	4,775	707,321

CP ALL PCL	1,979,000	2,584,446

CVS Health Corp.	9,950	999,975

Kroger Co. (The)	9,870	349,299

Magnit PJSC	20,356	2,840,710

Spar Group Ltd. (The)	120,887	1,806,703

Walgreens Boots Alliance, Inc.	19,070	1,511,870

16      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Food & Staples Retailing (Continued)

Wal-Mart de Mexico SAB de CV	153,481	$379,317

Wal-Mart Stores, Inc.	16,670	1,114,723

		13,898,351

Food Products—2.4%

Aryzta AG1	41,397	1,608,719

Barry Callebaut AG1	1,540	1,805,984

Danone SA	75,385	5,282,398

Hormel Foods Corp.	10,130	390,511

Kraft Heinz Co. (The)	63,780	4,979,304

Mondelez International, Inc., Cl. A	121,910	5,237,254

Nestle SA	89,562	6,668,315

Saputo, Inc.	80,058	2,517,166

Tingyi Cayman Islands Holding Corp.	492,000	575,411

Unilever plc	123,043	5,517,672

Want Want China Holdings Ltd.	1,066,000	817,331

		35,400,065

Household Products—0.6%

Colgate-Palmolive Co.	64,110	4,546,681

Procter & Gamble Co. (The)	21,230	1,700,948

Reckitt Benckiser Group plc	25,176	2,444,017

		8,691,646

Personal Products—0.1%

LG Household & Health Care Ltd.	162	142,725

Shiseido Co. Ltd.	79,500	1,775,505

		1,918,230

Tobacco—1.1%

Japan Tobacco, Inc.	109,000	4,464,799

KT&G Corp.	27,981	3,019,239

Philip Morris International, Inc.	62,340	6,116,801

Reynolds American, Inc.	2,958	146,717

Swedish Match AB	103,272	3,274,492

		17,022,048

Energy—2.6%

Energy Equipment & Services—0.4%

Halliburton Co.	12,504	516,540

Schlumberger Ltd.	12,117	973,480

Technip SA1	69,140	4,070,447

		5,560,467

Oil, Gas & Consumable Fuels—2.2%

Anadarko Petroleum Corp.	30,078	1,586,915

Apache Corp.	28,430	1,546,592

BP plc, Sponsored ADR	35,794	1,201,962

Chevron Corp.	53,744	5,491,562

CNOOC Ltd.	1,030,000	1,276,827

ConocoPhillips	29,382	1,404,166

Continental Resources, Inc.[1]	14,492	539,972

17      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Enbridge, Inc.	28,156	$1,169,600

EOG Resources, Inc.	17,082	1,411,315

HollyFrontier Corp.	28,033	997,975

Koninklijke Vopak NV	41,789	2,271,849

Magellan Midstream Partners LP3	27,180	1,958,863

Newfield Exploration Co.[1]	19,660	712,675

Noble Energy, Inc.	45,996	1,660,916

Novatek OAO, Sponsored GDR	20,900	2,021,023

Phillips 66	9,793	804,103

Pioneer Natural Resources Co.	2,803	465,578

Repsol SA	83,524	1,102,409

Suncor Energy, Inc.	171,730	5,043,710

Total SA	29,670	1,500,361

		34,168,373

Financials—9.0%

Capital Markets—1.4%

Bank of New York Mellon Corp. (The)	84,910	3,416,779

BlackRock, Inc., Cl. A	3,180	1,133,129

Charles Schwab Corp. (The)	23,320	662,521

Credit Suisse Group AG1	102,145	1,547,617

Deutsche Bank AG	67,245	1,267,810

Goldman Sachs Group, Inc. (The)	18,730	3,073,780

ICAP plc	347,025	2,380,905

Morgan Stanley	5,070	137,194

Nomura Holdings, Inc.	153,700	645,596

T. Rowe Price Group, Inc.	7,440	560,158

Tullett Prebon plc	113,340	561,161

UBS Group AG	351,563	6,070,521

		21,457,171

Commercial Banks—2.5%

Banca Monte dei Paschi di Siena SpA[1]	761,297	618,536

Banco Bilbao Vizcaya Argentaria SA	206,396	1,421,234

Bank of America Corp.	199,070	2,898,459

Bank Pekao SA	11,463	465,109

BOC Hong Kong Holdings Ltd.	348,000	1,037,126

Citigroup, Inc.	239,260	11,072,953

Commercial International Bank Egypt SAE	123,370	639,081

Grupo Aval Acciones y Valores SA, ADR	119,110	963,600

Grupo Financiero Banorte SAB de CV	198,884	1,130,789

Grupo Financiero Inbursa SAB de CV	503,803	987,421

ICICI Bank Ltd., Sponsored ADR	461,220	3,251,601

JPMorgan Chase & Co.	60,720	3,837,504

Kotak Mahindra Bank Ltd.	32,676	351,669

Kotak Mahindra Bank Ltd.[1]	28,693	308,803

Lloyds Banking Group plc	1,884,840	1,854,341

M&T Bank Corp.	13,950	1,650,564

Sberbank of Russia PJSC, ADR	185,500	1,489,249

Societe Generale SA	37,360	1,466,953

18      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Commercial Banks (Continued)

Sumitomo Mitsui Financial Group, Inc.	52,700	$1,584,170

SunTrust Banks, Inc.	29,770	1,242,600

Zenith Bank plc	4,422,114	282,435

		38,554,197

Consumer Finance—0.5%

Ally Financial, Inc.[1]	168,740	3,005,260

Discover Financial Services	42,890	2,413,420

Synchrony Financial[1]	61,660	1,884,946

		7,303,626

Diversified Financial Services—1.6%

Berkshire Hathaway, Inc., Cl. B1	35,210	5,122,351

BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	293,100	1,464,115

CME Group, Inc., Cl. A	58,980	5,420,852

Grupo de Inversiones Suramericana SA	61,197	827,076

Hong Kong Exchanges & Clearing Ltd.	49,487	1,247,915

ING Groep NV	142,008	1,741,516

Intercontinental Exchange, Inc.	1,140	273,634

Investment AB Kinnevik, Cl. B	26,229	753,206

S&P Global, Inc.	72,130	7,707,090

		24,557,755

Insurance—1.7%

AIA Group Ltd.	388,400	2,318,739

Allianz SE	19,017	3,225,358

American International Group, Inc.	45,410	2,534,786

Aon plc	11,970	1,258,287

China Pacific Insurance Group Co. Ltd., Cl. H	251,600	882,861

Dai-ichi Life Insurance Co. Ltd. (The)	155,800	1,855,787

FNF Group	40,880	1,304,072

Marsh & McLennan Cos., Inc.	29,020	1,832,613

Old Mutual plc	486,874	1,324,967

PICC Property & Casualty Co. Ltd., Cl. H	146,000	262,915

Ping An Insurance Group Co. of China Ltd., Cl. H	338,500	1,575,802

Progressive Corp. (The)	61,430	2,002,618

Prudential plc	230,459	4,559,050

Sul America SA	94,960	462,479

		25,400,334

Real Estate Investment Trusts (REITs)—0.4%

Crown Castle International Corp.	4,790	416,155

Digital Realty Trust, Inc.	5,710	502,366

Equity Residential	10,740	731,072

Public Storage	3,520	861,731

Simon Property Group, Inc.	15,000	3,017,550

		5,528,874

Real Estate Management & Development—0.6%

Deutsche Wohnen AG	28,040	858,365

DLF Ltd.	1,311,407	2,554,141

Global Logistic Properties Ltd.	386,000	548,276

19      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Management & Development (Continued)

Hang Lung Group Ltd.	136,500	$419,288

Hang Lung Properties Ltd.	114,600	227,229

SM Prime Holdings, Inc.	2,091,103	1,006,546

SOHO China Ltd.	671,000	338,030

Vonovia SE	86,854	2,923,632

Wallace Theater Holdings, Inc.[1,2]	430	4

		8,875,511

Thrifts & Mortgage Finance—0.3%

Housing Development Finance Corp. Ltd.	239,224	3,918,746

Health Care—6.8%

Biotechnology—1.4%

ACADIA Pharmaceuticals, Inc.[1]	42,380	1,368,874

Amgen, Inc.	4,150	656,945

Biogen, Inc.[1]	16,480	4,531,835

BioMarin Pharmaceutical, Inc.[1]	14,440	1,222,779

Bluebird Bio, Inc.[1]	13,100	580,985

Celgene Corp.[1]	7,776	804,116

Celldex Therapeutics, Inc.[1]	89,290	357,160

Circassia Pharmaceuticals plc[1]	314,724	1,241,833

CSL Ltd.	30,900	2,465,508

Gilead Sciences, Inc.	34,800	3,069,708

Grifols SA	103,752	2,260,134

Ionis Pharmaceuticals, Inc.[1]	14,260	584,232

MacroGenics, Inc.[1]	28,810	592,334

Regeneron Pharmaceuticals, Inc.[1]	1,090	410,614

Sage Therapeutics, Inc.[1]	6,020	226,894

Vertex Pharmaceuticals, Inc.[1]	13,485	1,137,325

		21,511,276

Health Care Equipment & Supplies—1.0%

Boston Scientific Corp.[1]	113,020	2,477,398

Coloplast AS, Cl. B	25,293	1,897,825

Essilor International SA	14,220	1,841,754

Medtronic plc	5,000	395,750

Sonova Holding AG	13,622	1,821,491

St. Jude Medical, Inc.	18,990	1,447,038

William Demant Holding AS1	15,104	1,553,222

Zimmer Biomet Holdings, Inc.	28,170	3,261,241

		14,695,719

Health Care Providers & Services—1.6%

Aetna, Inc.	41,830	4,696,254

Anthem, Inc.	21,960	3,091,309

Apollo Hospitals Enterprise Ltd.	38,464	756,373

Cardinal Health, Inc.	9,320	731,247

Cigna Corp.	3,320	459,953

Express Scripts Holding Co.[1]	53,300	3,929,809

HCA Holdings, Inc.[1]	3,610	291,038

Humana, Inc.	950	168,217

20      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Health Care Providers & Services (Continued)

McKesson Corp.	9,520	$1,597,646

Sinopharm Group Co. Ltd., Cl. H	386,600	1,640,754

Sonic Healthcare Ltd.	80,122	1,174,959

UnitedHealth Group, Inc.	48,540	6,391,747

		24,929,306

Health Care Technology—0.1%

Cerner Corp.[1]	14,130	793,258

Life Sciences Tools & Services—0.2%

Agilent Technologies, Inc.	19,020	778,299

Lonza Group AG1	11,196	1,863,958

Thermo Fisher Scientific, Inc.	4,600	663,550

		3,305,807

Pharmaceuticals—2.5%

Allergan plc[1]	14,710	3,185,598

Bayer AG	21,647	2,497,957

Bristol-Myers Squibb Co.	72,891	5,261,272

Dr. Reddy’s Laboratories Ltd.	25,099	1,158,383

Eli Lilly & Co.	12,470	941,859

Galenica AG	1,323	1,935,016

Glenmark Pharmaceuticals Ltd.	26,011	323,949

Johnson & Johnson	42,980	4,817,198

Merck & Co., Inc.	53,770	2,948,747

Mylan NV1	29,110	1,214,178

Novo Nordisk AS, Cl. B	42,434	2,371,277

Pfizer, Inc.	81,670	2,671,426

Roche Holding AG	16,065	4,063,537

Shire plc	17,300	1,080,063

Sun Pharmaceutical Industries Ltd.	53,207	649,638

Teva Pharmaceutical Industries Ltd., Sponsored ADR	37,040	2,016,828

Theravance Biopharma, Inc.[1]	10,912	226,424

		37,363,350

Industrials—8.6%

Aerospace & Defense—1.4%

Airbus Group SE	152,930	9,569,989

Embraer SA	136,000	813,410

Embraer SA, Sponsored ADR	81,130	1,874,103

Lockheed Martin Corp.	13,620	3,165,016

Rolls-Royce Holdings plc[1]	276,532	2,715,442

United Technologies Corp.	22,720	2,371,286

		20,509,246

Air Freight & Couriers—0.5%

FedEx Corp.	3,620	597,698

Royal Mail plc	638,170	4,551,985

United Parcel Service, Inc., Cl. B	24,570	2,581,570

XPO Logistics, Inc.[1]	10,340	311,648

		8,042,901

21      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Airlines—0.2%

Delta Air Lines, Inc.	12,640	$526,709

Japan Airlines Co. Ltd.	77,000	2,785,707

		3,312,416

Building Products—0.3%

A.O. Smith Corp.	4,720	364,478

Allegion plc	6,390	418,226

Assa Abloy AB, Cl. B	146,434	3,068,586

		3,851,290

Commercial Services & Supplies—0.7%

Aggreko plc	70,669	1,125,991

Cintas Corp.	800	71,824

Edenred	83,084	1,635,773

Prosegur Cia de Seguridad SA	362,147	2,098,677

Republic Services, Inc., Cl. A	15,600	734,292

Tyco International plc	64,250	2,474,910

Waste Connections, Inc.	25,682	1,727,885

Waste Management, Inc.	8,570	503,830

		10,373,182

Construction & Engineering—0.5%

Boskalis Westminster	56,641	2,362,277

CIMIC Group Ltd.	58,100	1,574,440

FLSmidth & Co. AS	14,499	563,591

Vinci SA	38,380	2,870,888

		7,371,196

Electrical Equipment—1.0%

ABB Ltd.[1]	42,855	906,660

Acuity Brands, Inc.	2,240	546,314

Eaton Corp. plc	29,030	1,836,728

Emerson Electric Co.	26,010	1,420,926

Legrand SA	32,600	1,857,855

Nidec Corp.	72,900	5,272,017

Prysmian SpA	35,255	832,683

Rockwell Automation, Inc.	3,940	447,072

Schneider Electric SE1	24,620	1,603,792

		14,724,047

Industrial Conglomerates—1.1%

3M Co.	17,200	2,878,936

Danaher Corp.	28,994	2,805,169

General Electric Co.	233,210	7,171,208

Jardine Strategic Holdings Ltd.	41,072	1,187,682

Siemens AG	9,343	975,115

SM Investments Corp.	59,663	1,198,096

		16,216,206

Machinery—0.9%

Aalberts Industries NV	75,645	2,592,860

Atlas Copco AB, Cl. A	78,827	2,038,015

22      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Machinery (Continued)

Caterpillar, Inc.	7,370	$572,796

Colfax Corp.[1]	4,760	154,367

Cummins, Inc.	3,920	458,758

Deere & Co.	22,080	1,857,149

FANUC Corp.	7,400	1,085,618

Ingersoll-Rand plc	10,300	675,062

NGK Insulators Ltd.	46,000	937,775

Parker-Hannifin Corp.	9,260	1,074,345

Stanley Black & Decker, Inc.	3,800	425,296

WABCO Holdings, Inc.[1]	4,800	538,368

Wabtec Corp.	7,150	592,949

Weir Group plc (The)	35,491	625,238

		13,628,596

Professional Services—0.9%

Experian plc	160,156	2,935,320

Intertek Group plc	52,990	2,526,915

Nielsen Holdings plc	82,530	4,303,114

Recruit Holdings Co. Ltd.	69,400	2,147,586

SGS SA	666	1,466,536

		13,379,471

Road & Rail—0.3%

Canadian National Railway Co.	24,840	1,529,150

Canadian Pacific Railway Ltd.	17,990	2,595,058

CSX Corp.	18,120	494,132

J.B. Hunt Transport Services, Inc.	5,740	475,731

		5,094,071

Trading Companies & Distributors—0.7%

Brenntag AG	72,507	4,257,159

Bunzl plc	94,730	2,827,828

Travis Perkins plc	76,449	2,069,024

Wolseley plc	37,487	2,098,970

		11,252,981

Transportation Infrastructure—0.1%

Airports of Thailand PCL	23,700	265,267

DP World Ltd.	74,172	1,395,526

Grupo Aeroportuario del Sureste SAB de CV, Cl. B1	29,512	454,499

		2,115,292

Information Technology—11.9%

Communications Equipment—0.5%

Nokia OYJ	345,970	2,037,248

Nokia OYJ, Sponsored ADR	211,037	1,238,787

Telefonaktiebolaget LM Ericsson, Cl. B	541,948	4,383,586

		7,659,621

Electronic Equipment, Instruments, & Components—1.2%

Hoya Corp.	55,000	2,093,991

Keyence Corp.	9,350	5,568,494

23      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

Kyocera Corp.	44,200	$2,165,839

Murata Manufacturing Co. Ltd.	39,400	5,094,999

Spectris plc	40,746	1,087,972

TDK Corp.	11,600	673,118

TE Connectivity Ltd.	19,620	1,166,998

		17,851,411

Internet Software & Services—3.9%

Alibaba Group Holding Ltd., Sponsored ADR[1]	61,529	4,734,041

Alphabet, Inc., Cl. A1	15,039	10,645,807

Alphabet, Inc., Cl. C1	18,832	13,050,764

Baidu, Inc., Sponsored ADR[1]	36,630	7,117,209

eBay, Inc.[1]	125,390	3,063,278

Facebook, Inc., Cl. A1	70,070	8,238,831

LinkedIn Corp., Cl. A1	12,750	1,597,702

NAVER Corp.	1,946	1,153,531

Tencent Holdings Ltd.	217,285	4,409,218

Twitter, Inc.[1]	70,030	1,023,839

United Internet AG	33,522	1,635,061

Yahoo Japan Corp.	428,400	1,914,321

		58,583,602

IT Services—1.7%

Amadeus IT Holding SA, Cl. A	59,508	2,713,534

Amdocs Ltd.	60,080	3,396,923

Cognizant Technology Solutions Corp., Cl. A1	4,220	246,321

Earthport plc[1]	814,414	203,452

First Data Corp., Cl. A1	97,140	1,106,425

Infosys Ltd.	157,757	2,861,573

MasterCard, Inc., Cl. A	23,710	2,299,633

NTT Data Corp.	16,400	852,491

PayPal Holdings, Inc.[1]	226,860	8,888,375

Tata Consultancy Services Ltd.	28,745	1,097,491

Visa, Inc., Cl. A	12,122	936,303

Xerox Corp.	164,380	1,578,048

		26,180,569

Semiconductors & Semiconductor Equipment—1.5%

Applied Materials, Inc.	55,170	1,129,330

ARM Holdings plc	106,700	1,465,306

ASML Holding NV1	18,324	1,771,706

Broadcom Ltd.	22,547	3,286,225

Infineon Technologies AG	347,241	4,937,176

Maxim Integrated Products, Inc.	96,340	3,441,265

Microchip Technology, Inc.	13,750	668,113

Micron Technology, Inc.[1]	39,476	424,367

NVIDIA Corp.	29,040	1,031,791

NXP Semiconductors NV1	5,580	475,862

Taiwan Semiconductor Manufacturing Co. Ltd.	645,000	2,955,385

24      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Texas Instruments, Inc.	26,820	$1,529,813

		23,116,339

Software—2.2%

Activision Blizzard, Inc.	63,700	2,195,739

Adobe Systems, Inc.[1]	28,640	2,698,461

AVEVA Group plc	28,130	663,589

Check Point Software Technologies Ltd.[1]	5,700	472,359

Dassault Systemes	27,815	2,176,478

Electronic Arts, Inc.[1]	29,620	1,831,997

Gemalto NV	24,807	1,614,243

Intuit, Inc.	35,480	3,579,577

Microsoft Corp.	37,480	1,869,128

Oracle Corp.	60,980	2,430,663

SAP SE	127,207	9,950,375

Synopsys, Inc.[1]	21,660	1,029,283

Temenos Group AG1	45,481	2,355,878

		32,867,770

Technology Hardware, Storage & Peripherals—0.9%

Apple, Inc.	122,171	11,452,310

Lenovo Group Ltd.	1,692,000	1,327,821

Western Digital Corp.	41,990	1,715,921

		14,496,052

Materials—2.4%

Chemicals—1.3%

Akzo Nobel NV	32,644	2,316,531

Albemarle Corp.	12,880	852,141

Asian Paints Ltd.	15,950	208,310

Eastman Chemical Co.	16,070	1,227,426

Essentra plc	177,222	2,109,203

Linde AG	26,346	4,026,017

Mosaic Co. (The)	5,320	148,907

Novozymes AS, Cl. B	44,850	2,150,728

PPG Industries, Inc.	12,500	1,379,875

Sherwin-Williams Co. (The)	2,100	603,351

Sika AG	483	2,056,842

Syngenta AG	7,503	3,024,441

		20,103,772

Construction Materials—0.4%

Indocement Tunggal Prakarsa Tbk PT	360,500	537,406

James Hardie Industries plc	161,400	2,271,057

Semen Indonesia Persero Tbk PT1	462,500	346,378

UltraTech Cement Ltd.	13,428	637,200

Vulcan Materials Co.	24,840	2,673,529

		6,465,570

Containers & Packaging—0.1%

CCL Industries, Inc., Cl. B	6,109	1,118,628

25      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining—0.5%

Agnico Eagle Mines Ltd.	30,450	$1,437,544

Alrosa PAO	742,015	850,158

Glencore plc[1]	255,570	614,853

Goldcorp, Inc.	94,430	1,902,764

Newcrest Mining Ltd.[1]	87,300	1,279,773

Newmont Mining Corp.	4,480	156,666

Real Gold Mining Ltd.[1]	273,000	352

Silver Wheaton Corp.	84,600	1,772,370

		8,014,480

Paper & Forest Products—0.1%

Louisiana-Pacific Corp.[1]	49,920	848,640

Telecommunication Services—2.5%

Diversified Telecommunication Services—1.5%

BT Group plc	376,361	2,445,402

Iliad SA	8,520	1,858,976

Inmarsat plc	101,710	1,379,994

Koninklijke KPN NV	273,234	1,075,154

Nippon Telegraph & Telephone Corp.	113,100	5,006,713

Spark New Zealand Ltd.	665,878	1,722,754

Telesites SAB de CV1	55,202	34,011

Telstra Corp. Ltd.	230,335	938,032

Verizon Communications, Inc.	96,840	4,933,030

Vivendi SA	166,930	3,198,652

		22,592,718

Wireless Telecommunication Services—1.0%

America Movil SAB de CV, ADR	34,510	488,662

China Mobile Ltd.	113,500	1,290,993

KDDI Corp.	139,500	3,967,993

Rogers Communications, Inc., Cl. B	61,755	2,401,884

SK Telecom Co. Ltd.	3,665	664,263

T-Mobile US, Inc.[1]	16,160	634,765

Vodafone Group plc	1,643,030	5,313,388

		14,761,948

Utilities—0.5%

Electric Utilities—0.4%

Edison International	31,720	2,242,921

NextEra Energy, Inc.	2,101	247,035

OGE Energy Corp.	21,940	649,205

PG&E Corp.	58,540	3,407,028

		6,546,189

Gas Utilities—0.1%

AmeriGas Partners LP3	25,210	1,092,854

Total Common Stocks (Cost $900,390,590)		932,674,869

Preferred Stocks—0.4%

Banco Davivienda SA, Preference	44,678	420,951

Bayerische Motoren Werke (BMW) AG, Preference	40,659	3,230,304

26      OPPENHEIMER GLOBAL ALLOCATION FUND

	Shares	Value
Preferred Stocks (Continued)

Lojas Americanas SA, Preference	405,614	$1,890,526

Zee Entertainment Enterprises Ltd., 6% Cum.	1,175,581	154,724

Total Preferred Stocks (Cost $4,920,199)		5,696,505

	Units

Rights, Warrants and Certificates—0.0%

Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1] (Cost $77,776)	123,800	52,290

	Principal Amount

U.S. Government Obligations—14.4%

United States Treasury Bonds, 2.875%, 8/15/45[4]	$74,680,000	77,891,837

United States Treasury Nts.:
1.125%, 2/28/21[4,5]	23,375,000	23,222,525
1.625%, 2/15/26	118,600,000	116,473,502

Total U.S. Government Obligations (Cost $215,120,388)		217,587,864

Non-Convertible Corporate Bonds and Notes—0.0%

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	440,000	261,800

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	210,000	235,813

Total Non-Convertible Corporate Bonds and Notes (Cost $656,015)		497,613

Corporate Loan—0.0%

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term
Loan, 14.50%, 5/20/18[6,7] (Cost $315,292)	326,143	1,631

	Shares

Investment Companies—21.2%

iShares iBoxx $ High Yield Corporate Bond Exchange Traded Fund	1,497,249	125,544,327

Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[8,9]	24,110,883	24,110,883

Oppenheimer Master Event-Linked Bond Fund, LLC[8]	5,734,430	87,772,136

Oppenheimer Master Loan Fund, LLC[8]	5,674,937	83,962,231

Total Investment Companies (Cost $324,186,404)		321,389,577

Total Investments, at Value (Cost $1,445,666,664)	97.6%	1,477,900,349

Net Other Assets (Liabilities)	2.4	35,691,825

Net Assets	100.0%	$1,513,592,174

Footnotes to Consolidated Statement of Investments

* April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $218,478 or 0.01% of the Fund’s net assets at period end.

3. Security is a Master Limited Partnership.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $7,357,890. See Note 6 of the accompanying Consolidated Notes.

5. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $882,208. See Note 6 of the accompanying Consolidated Notes.

27      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

6. Represents the current interest rate for a variable or increasing rate security.

7. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares April 29, 2016 [a]
Oppenheimer Institutional Money
Market Fund, Cl. E	26,662,924	467,943,804	470,495,845	24,110,883
Oppenheimer Master Event-Linked
Bond Fund, LLC	5,734,430	—	—	5,734,430
Oppenheimer Master Loan Fund,
LLC	5,674,937	—	—	5,674,937

		Value	Income	Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$24,110,883	$114,134	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		87,772,136	2,323,205[b]	819,095 [b]
Oppenheimer Master Loan Fund, LLC		83,962,231	2,374,276[c]	1,267,870 [c]

Total		$195,845,250	$4,811,615	$2,086,965

 a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

 b. Represents the amount allocated to the Fund from Oppenheimer Master Event-linked Bond Fund, LLC.

 c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$945,468,688	63.5%
United Kingdom	76,183,366	5.5
Japan	63,511,337	4.3
France	58,347,191	3.9
Germany	52,265,481	3.6
Switzerland	43,826,949	2.8
China	35,035,017	2.3
Netherlands	28,769,980	2.0
Canada	27,530,077	1.9
India	25,868,790	1.7
Spain	14,459,023	1.1
Sweden	13,517,886	1.0
Hong Kong	8,598,817	0.7
Denmark	8,536,642	0.6
Australia	8,357,285	0.6
Brazil	7,654,767	0.5
Russia	7,201,140	0.5
Mexico	6,997,580	0.5

28      OPPENHEIMER GLOBAL ALLOCATION FUND

Geographic Holdings (Continued)	Value	Percent
South Korea	$4,979,758	0.3%
Italy	4,120,842	0.3
Singapore	3,834,501	0.3
Ireland	3,351,119	0.2
Finland	3,276,035	0.2
Taiwan	2,955,385	0.2
Philippines	2,865,668	0.2
Thailand	2,849,713	0.2
Colombia	2,734,986	0.2
Israel	2,489,187	0.2
Malaysia	2,291,303	0.2
South Africa	1,806,703	0.1
Indonesia	1,733,634	0.1
New Zealand	1,722,754	0.1
United Arab Emirates	1,395,526	0.1
Turkey	1,333,969	0.1
Nigeria	698,638	0.0
Egypt	639,080	0.0
Poland	465,108	0.0
Cayman Islands	226,424	0.0

Total	$1,477,900,349	100.0%

Forward Currency Exchange Contracts as of April 29, 2016
Counter-party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BNP	06/2016	MXN	147,800	USD	8,441	$105,965	$—
BOA	06/2016	CLP	10,163,200	USD	15,136	176,629	—
BOA	06/2016	JPY	3,898,000	USD	35,032	1,656,115	—
BOA	06/2016	SEK	312,040	USD	38,266	664,360	—
BOA	06/2016	USD	10,296	CAD	13,370	—	359,751
BOA	06/2016	USD	14,679	HKD	113,790	2,414	—
BOA	06/2016	USD	49,644	INR	3,339,000	—	162,172
CITNA-B	06/2016	USD	118,381	EUR	104,365	—	1,313,057
CITNA-B	06/2016	USD	72,699	GBP	50,171	—	619,334
CITNA-B	06/2016	USD	15,414	PLN	60,020	—	294,453
DEU	05/2016	JPY	1,124,000	USD	10,104	465,401	—
DEU	06/2016	ZAR	333,740	USD	22,920	279,400	—
GSCO-OT	05/2016 - 06/2016	BRL	234,200	USD	66,864	887,826	—
GSCO-OT	06/2016	COP	62,524,000	USD	21,109	669,383	—
GSCO-OT	06/2016	IDR	277,201,000	USD	20,881	—	68,462
GSCO-OT	05/2016	USD	33,220	BRL	117,100	—	828,263
HSBC	06/2016	PLN	58,270	USD	15,387	—	136,338
HSBC	06/2016	USD	8,730	HKD	67,680	973	—
HSBC	05/2016	USD	9,927	JPY	1,124,000	—	642,582
HSBC	06/2016	ZAR	57,700	USD	3,732	279,206	—
JPM	06/2016	AUD	37,120	USD	28,250	—	86,128
JPM	05/2016	BRL	117,100	USD	32,555	1,493,214	—
JPM	06/2016	INR	2,010,000	USD	29,795	187,549	—
JPM	06/2016	USD	17,378	AUD	22,593	236,586	—

29      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter-party	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	05/2016	USD	33,934	BRL	117,100	$—	$113,961
JPM	06/2016	USD	36,070	JPY	3,898,000	—	618,418
JPM	06/2016	USD	2,938	KRW	3,401,000	—	26,381
JPM	06/2016	USD	1,243	TWD	40,000	5,079	—
MSCO	06/2016	NOK	126,780	USD	15,230	512,009	—
MSCO	06/2016	USD	44,894	CHF	43,280	—	324,073
MSCO	06/2016	USD	20,554	JPY	2,288,000	—	980,713

Total Unrealized Appreciation and Depreciation						$7,622,109	$6,574,086

Futures Contracts as of April 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Mini MSCI Emerging Markets
Index	NYF	Buy	6/17/16	210	$8,803,200	$374,289
S&P 500 E-Mini Index	CME	Sell	6/17/16	250	25,738,750	218,052
STOXX Europe 600 Index	EUX	Sell	6/17/16	6,285	121,623,201	(1,587,135)
United States Treasury Long Bonds	CBT	Buy	6/21/16	80	13,065,000	70,074
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/16	276	35,897,250	267,158
United States Treasury Nts., 5 yr.	CBT	Buy	6/30/16	1,838	222,240,048	1,254,654
United States Ultra Bonds	CBT	Buy	6/21/16	53	9,081,219	58,990

						$656,082

Centrally Cleared Interest Rate Swaps at April 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

		Three-Month USD
JPM	Pay	BBA LIBOR	2.080%	3/11/36 USD	10,040	$(20,432)

Glossary:
Counterparty Abbreviations
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc

30      OPPENHEIMER GLOBAL ALLOCATION FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
PLN	Polish Zloty
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
MSCI	Morgan Stanley Capital International
S&P	Standard & Poor’s

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
NYF	New York Futures Exchange

See accompanying Notes to Consolidated Financial Statements.

31      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,244,477,169)	$1,282,055,099
Affiliated companies (cost $201,189,495)	195,845,250
1,477,900,349
Cash	15,478,915
Cash—foreign currencies (cost $341,481)	344,913
Cash used for collateral on futures	10,059,000
Cash used for collateral on centrally cleared swaps	718,175
Unrealized appreciation on forward currency exchange contracts	7,622,109
Receivables and other assets:
Investments sold (including $210,325 sold on a when-issued or delayed delivery basis)	4,858,460
Interest and dividends	3,882,093
Variation margin receivable	2,799,566
Shares of beneficial interest sold	854,193
Other	270,451
Total assets	1,524,788,224
Liabilities
Unrealized depreciation on forward currency exchange contracts	6,574,086
Centrally cleared swaps, at value	20,432
Payables and other liabilities:
Investments purchased	2,476,962
Shares of beneficial interest redeemed	1,007,857
Trustees’ compensation	598,983
Distribution and service plan fees	298,512
Foreign capital gains tax	59,577
Variation margin payable	30,450
Shareholder communications	17,419
Other	111,772
Total liabilities	11,196,050

Net Assets	$1,513,592,174

Composition of Net Assets
Par value of shares of beneficial interest	$884,328
Additional paid-in capital	2,033,678,130
Accumulated net investment loss	(169,518)
Accumulated net realized loss on investments and foreign currency transactions	(555,191,814)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	34,391,048
Net Assets	$1,513,592,174

32      OPPENHEIMER GLOBAL ALLOCATION FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,148,703,075 and 66,655,103 shares of beneficial interest outstanding)	$17.23

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.28
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,649,068 and 1,483,138 shares of beneficial interest outstanding)	$16.62
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $242,950,843 and 14,608,180 shares of beneficial interest outstanding)	$16.63
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,904,167 and 168,700 shares of beneficial interest outstanding)	$17.21
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,732,926 and 2,168,325 shares of beneficial interest outstanding)	$16.94
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $57,652,095 and 3,349,373 shares of beneficial interest outstanding)	$17.21

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

33      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 29, 20161 Unaudited

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,320,928
Dividends	2,277
Net expenses	(186,694)

Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,136,511

Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	2,369,879
Dividends	4,397
Net expenses	(147,768)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	2,226,508

Total allocation of net investment income from master funds	4,363,019

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $341,894)	9,608,982
Affiliated companies	114,134

Interest (net of foreign withholding taxes of $32,938)	4,383,171

Total investment income	14,106,287

Expenses
Management fees	5,923,643

Distribution and service plan fees:
Class A	1,384,662
Class B	138,493
Class C	1,181,922
Class R	87,233

Transfer and shareholder servicing agent fees:
Class A	1,254,365
Class B	30,601
Class C	261,024
Class I	217
Class R	38,740
Class Y	54,132

Shareholder communications:
Class A	28,409
Class B	2,779
Class C	5,353
Class I	20
Class R	584
Class Y	229

Custodian fees and expenses	56,186

Trustees’ compensation	21,370

Dividends on short sales	15,856

Borrowing fees	13,249

Other	137,294

Total expenses	10,636,361

34      OPPENHEIMER GLOBAL ALLOCATION FUND

Expenses Continued
Less waivers and reimbursements of expenses	$(381,532)

Net expenses	10,254,829

Net Investment Income	8,214,477

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (includes premiums on options exercised)(net of foreign capital gains tax of $2,721)	(25,360,206)
Closing and expiration of futures contracts	(4,860,050)
Foreign currency transactions	1,578,835
Short positions	(65,356)
Swap contracts	1,554,754

Net realized loss allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(819,095)
Oppenheimer Master Loan Fund, LLC	(1,267,870)

Net realized loss	(29,238,988)

Net change in unrealized appreciation/depreciation on:
Investments	(19,998,119)
Translation of assets and liabilities denominated in foreign currencies	16,932,705
Futures contracts	7,342,689
Swap contracts	(222,737)

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	796,152
Oppenheimer Master Loan Fund, LLC	(30,235)

Net change in unrealized appreciation/depreciation	4,820,455

Net Decrease in Net Assets Resulting from Operations	$ (16,204,056)

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. The Fund invests in certain affiliated mutual funds that expect to be treated as partnerships for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

35      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 29, 2016[1] (Unaudited)	Year Ended October 30, 2015[1]

Operations
Net investment income	$8,214,477	$20,355,322

Net realized gain (loss)	(29,238,988)	192,105,870

Net change in unrealized appreciation/depreciation	4,820,455	(178,509,355)

Net increase (decrease) in net assets resulting from operations	(16,204,056)	33,951,837

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(12,424,540)	(17,023,110)
Class B	(264,356)	(341,539)
Class C	(2,157,968)	(1,985,156)
Class I	(11,979)	(13,008)
Class R	(360,329)	(438,972)
Class Y	(552,078)	(679,618)

	(15,771,250)	(20,481,403)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(30,044,079)	(86,862,338)
Class B	(8,025,612)	(23,313,213)
Class C	875,175	(16,762,893)
Class I	2,108,472	(2,296,278)
Class R	914,485	(3,186,570)
Class Y	12,652,815	4,773,129

	(21,518,744)	(127,648,163)

Net Assets
Total decrease	(53,494,050)	(114,177,729)

Beginning of period	1,567,086,224	1,681,263,953

End of period (including accumulated net investment income (loss) of $(169,518) and $7,387,255, respectively)	$1,513,592,174	$1,567,086,224

1. April 29, 2016 and October 30, 2015 represents the last business day of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

36      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$17.58	$17.43	$17.27	$14.70	$14.81	$15.08

Income (loss) from investment operations:
Net investment income[2]	0.10	0.24	0.27	0.34	0.33	0.36
Net realized and unrealized gain (loss)	(0.27)	0.15	0.21	2.41	(0.04)	(0.41)

Total from investment operations	(0.17)	0.39	0.48	2.75	0.29	(0.05)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.24)	(0.32)	(0.18)	(0.40)	(0.22)

Net asset value, end of period	$17.23	$17.58	$17.43	$17.27	$14.70	$14.81

Total Return, at Net Asset Value[3]	(0.93)%	2.26%	2.85%	18.81%	2.14%	(0.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,148,703	$1,203,181	$1,279,187	$1,369,331	$1,294,433	$1,473,322

Average net assets (in thousands)	$1,145,958	$1,247,197	$1,336,323	$1,327,442	$1,358,002	$1,589,726

Ratios to average net assets:[4,5]
Net investment income	1.23%	1.39%	1.58%	2.11%	2.29%	2.35%
Expenses excluding specific expenses listed below	1.34%	1.33%	1.37%	1.43%	1.46%	1.44%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.34%	1.33%	1.37%	1.43%	1.46%	1.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.28%	1.30%	1.35%	1.38%	1.36%

Portfolio turnover rate	55%	83%	43%	37%	59%	82%

37      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.34%
Year Ended October 30, 2015	1.33%
Year Ended October 31, 2014	1.38%
Year Ended October 31, 2013	1.44%
Year Ended October 31, 2012	1.46%
Year Ended October 31, 2011	1.44%

See accompanying Notes to Consolidated Financial Statements.

38      OPPENHEIMER GLOBAL ALLOCATION FUND

Class B	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$16.99	$16.86	$16.76	$14.30	$14.43	$14.73

Income (loss) from investment operations:
Net investment income[2]	0.04	0.11	0.13	0.19	0.20	0.23
Net realized and unrealized gain (loss)	(0.26)	0.14	0.21	2.34	(0.02)	(0.41)

Total from investment operations	(0.22)	0.25	0.34	2.53	0.18	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.12)	(0.24)	(0.07)	(0.31)	(0.12)

Net asset value, end of period	$16.62	$16.99	$16.86	$16.76	$14.30	$14.43

Total Return, at Net Asset Value[3]	(1.25)%	1.45%	2.05%	17.72%	1.36%	(1.25)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,649	$33,478	$56,317	$84,161	$102,131	$145,291

Average net assets (in thousands)	$27,915	$42,919	$69,381	$91,497	$119,580	$224,604

Ratios to average net assets:[4,5]
Net investment income	0.44%	0.63%	0.79%	1.24%	1.46%	1.52%
Expenses excluding specific expenses listed below	2.12%	2.08%	2.21%	2.42%	2.41%	2.43%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.12%	2.08%	2.21%	2.42%	2.41%	2.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.07%	2.03%	2.09%	2.22%	2.20%	2.21%

Portfolio turnover rate	55%	83%	43%	37%	59%	82%

39      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.12%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.22%
Year Ended October 31, 2013	2.43%
Year Ended October 31, 2012	2.41%
Year Ended October 31, 2011	2.43%

See accompanying Notes to Consolidated Financial Statements.

40      OPPENHEIMER GLOBAL ALLOCATION FUND

Class C	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$17.00	$16.88	$16.78	$14.31	$14.44	$14.73

Income (loss) from investment operations:
Net investment income[2]	0.04	0.11	0.14	0.22	0.22	0.25
Net realized and unrealized gain (loss)	(0.26)	0.14	0.21	2.33	(0.03)	(0.40)

Total from investment operations	(0.22)	0.25	0.35	2.55	0.19	(0.15)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.13)	(0.25)	(0.08)	(0.32)	(0.14)

Net asset value, end of period	$16.63	$17.00	$16.88	$16.78	$14.31	$14.44

Total Return, at Net Asset Value[3]	(1.28)%	1.50%	2.10%	17.90%	1.45%	(1.08)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,951	$247,445	$262,594	$281,444	$267,392	$313,963

Average net assets (in thousands)	$238,520	$256,637	$275,145	$273,813	$284,820	$350,372

Ratios to average net assets:[4,5]
Net investment income	0.48%	0.64%	0.83%	1.39%	1.58%	1.64%
Expenses excluding specific expenses listed below	2.09%	2.08%	2.12%	2.14%	2.17%	2.15%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.09%	2.08%	2.12%	2.14%	2.17%	2.15%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.03%	2.05%	2.06%	2.09%	2.07%

Portfolio turnover rate	55%	83%	43%	37%	59%	82%

41      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.09%
Year Ended October 30, 2015	2.08%
Year Ended October 31, 2014	2.13%
Year Ended October 31, 2013	2.15%
Year Ended October 31, 2012	2.17%
Year Ended October 31, 2011	2.15%

See accompanying Notes to Consolidated Financial Statements.

42      OPPENHEIMER GLOBAL ALLOCATION FUND

Class I	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$17.56	$17.41	$17.25	$14.69	$14.98

Income (loss) from investment operations:
Net investment income[3]	0.16	0.31	0.32	0.34	0.37
Net realized and unrealized gain (loss)	(0.29)	0.16	0.24	2.48	(0.53)

Total from investment operations	(0.13)	0.47	0.56	2.82	(0.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.32)	(0.40)	(0.26)	(0.13)

Net asset value, end of period	$17.21	$17.56	$17.41	$17.25	$14.69

Total Return, at Net Asset Value[4]	(0.65)%	2.71%	3.32%	19.35%	(1.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,904	$747	$3,031	$775	$10

Average net assets (in thousands)	$1,462	$877	$1,075	$147	$10

Ratios to average net assets:[5,6]
Net investment income	1.94%	1.74%	1.90%	2.01%	3.78%
Expenses excluding specific expenses listed below	0.85%	0.88%	0.94%	0.92%	0.94%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses[8]	0.85%	0.88%	0.94%	0.92%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.83%	0.87%	0.84%	0.89%

Portfolio turnover rate	55%	83%	43%	37%	59%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Consolidated Notes.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	0.85%
Year Ended October 30, 2015	0.88%
Year Ended October 31, 2014	0.95%
Year Ended October 31, 2013	0.93%
Period Ended October 31, 2012	0.94%

See accompanying Notes to Consolidated Financial Statements.

43      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$17.29	$17.15	$17.01	$14.48	$14.60	$14.86

Income (loss) from investment operations:
Net investment income[2]	0.08	0.20	0.23	0.29	0.29	0.32
Net realized and unrealized gain (loss)	(0.26)	0.14	0.20	2.38	(0.04)	(0.39)

Total from investment operations	(0.18)	0.34	0.43	2.67	0.25	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.20)	(0.29)	(0.14)	(0.37)	(0.19)

Net asset value, end of period	$16.94	$17.29	$17.15	$17.01	$14.48	$14.60

Total Return, at Net Asset Value[3]	(1.01)%	1.98%	2.56%	18.52%	1.86%	(0.55)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,733	$36,537	$39,483	$43,683	$44,700	$56,284

Average net assets (in thousands)	$35,400	$38,398	$42,159	$44,174	$50,331	$63,592

Ratios to average net assets:[4,5]
Net investment income	0.99%	1.14%	1.33%	1.86%	2.05%	2.12%
Expenses excluding specific expenses listed below	1.59%	1.58%	1.63%	1.68%	1.70%	1.67%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.59%	1.58%	1.63%	1.68%	1.70%	1.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.53%	1.56%	1.60%	1.62%	1.59%

Portfolio turnover rate	55%	83%	43%	37%	59%	82%

44      OPPENHEIMER GLOBAL ALLOCATION FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.59%
Year Ended October 30, 2015	1.58%
Year Ended October 31, 2014	1.64%
Year Ended October 31, 2013	1.69%
Year Ended October 31, 2012	1.70%
Year Ended October 31, 2011	1.67%

See accompanying Notes to Consolidated Financial Statements.

45      OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$17.56	$17.42	$17.26	$14.69	$14.80	$15.07

Income (loss) from investment operations:
Net investment income[2]	0.13	0.29	0.32	0.40	0.38	0.42
Net realized and unrealized gain (loss)	(0.28)	0.14	0.22	2.41	(0.03)	(0.42)

Total from investment operations	(0.15)	0.43	0.54	2.81	0.35	0.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.29)	(0.38)	(0.24)	(0.46)	(0.27)

Net asset value, end of period	$17.21	$17.56	$17.42	$17.26	$14.69	$14.80

Total Return, at Net Asset Value[3]	(0.80)%	2.47%	3.17%	19.26%	2.53%	(0.04)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,652	$45,698	$40,652	$37,264	$31,958	$36,291

Average net assets (in thousands)	$49,571	$42,596	$39,075	$33,958	$33,356	$38,475

Ratios to average net assets:[4,5]
Net investment income	1.51%	1.63%	1.86%	2.47%	2.65%	2.70%
Expenses excluding specific expenses listed below	1.08%	1.08%	1.09%	1.06%	1.09%	1.11%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.08%	1.08%	1.09%	1.06%	1.09%	1.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	1.02%	0.98%	1.01%	1.03%

Portfolio turnover rate	55%	83%	43%	37%	59%	82%

46      OPPENHEIMER GLOBAL ALLOCATION FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.08%
Year Ended October 30, 2015	1.08%
Year Ended October 31, 2014	1.10%
Year Ended October 31, 2013	1.07%
Year Ended October 31, 2012	1.09%
Year Ended October 31, 2011	1.11%

See accompanying Notes to Consolidated Financial Statements.

47      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager.

48      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 2,920 shares with net assets of $14,474,473 in the Subsidiary.

Other financial information at period end:

Total market value of investments*	$—
Net assets	$14,474,473
Net income (loss)	$(76,099)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$—

* At period end, the Subsidiary only held cash.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

49      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure

50      OPPENHEIMER GLOBAL ALLOCATION FUND

2. Significant Accounting Policies (Continued)

under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 30, 2015, the Fund utilized $204,227,463 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$124,512,473
2017	410,473,446

Total	$534,985,919

At period end, it is estimated that the capital loss carryforwards would be $534,985,919 expiring by 2017 and $29,238,988, which will not expire. The estimated capital loss

51      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,449,568,460
Federal tax cost of other investments	141,410,165

Total federal tax cost	$1,590,978,625

Gross unrealized appreciation	$127,026,072
Gross unrealized depreciation	(96,536,824)

Net unrealized appreciation	$30,489,248

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 31, 2015, and interim periods within those fiscal years, with early adoption permitted. This has been adopted as reflected in Note 3.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

52      OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt

53      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the

54      OPPENHEIMER GLOBAL ALLOCATION FUND

3. Securities Valuation (Continued)

Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are

55      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$73,072,803	$89,299,290	$—	$162,372,093
Consumer Staples	41,761,672	58,446,276	—	100,207,948
Energy	27,485,924	12,242,916	—	39,728,840
Financials	74,189,645	61,406,565	4	135,596,214
Health Care	70,001,085	32,597,631	—	102,598,716
Industrials	50,576,103	79,294,792	—	129,870,895
Information Technology	111,591,488	69,163,876	—	180,755,364
Materials	14,121,841	22,428,897	352	36,551,090
Telecommunication Services	8,458,341	28,896,325	—	37,354,666
Utilities	7,639,043	—	—	7,639,043
Preferred Stocks	154,724	5,541,781	—	5,696,505
Rights, Warrants and Certificates	52,290	—	—	52,290
U.S. Government Obligations	—	217,587,864	—	217,587,864
Non-Convertible Corporate Bonds and Notes	—	497,613	—	497,613
Corporate Loan	—	—	1,631	1,631
Investment Companies	149,655,210	—	—	149,655,210

Total Investments, at Value	628,760,169	677,403,826	1,987	1,306,165,982
Other Financial Instruments:
Futures contracts	2,243,217	—	—	2,243,217
Forward currency exchange contracts	—	7,622,109	—	7,622,109

Total Assets excluding investment companies valued using practical expedient	$631,003,386	$685,025,935	$1,987	1,316,031,308

Investment companies valued using practical expedient				171,734,367

Total Assets				$1,487,765,675

Liabilities Table
Other Financial Instruments:
Futures contracts	$(1,587,135)	$—	$—	$(1,587,135)
Forward currency exchange contracts	—	(6,574,086)	—	(6,574,086)
Centrally cleared swaps, at value	—	(20,432)	—	(20,432)

Total Liabilities	$(1,587,135)	$(6,594,518)	$—	$(8,181,653)

Forward currency exchange contracts and futures contracts, if any, are reported at their

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3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(956,803)	$956,803
Consumer Staples	(919,664)	919,664
Financials	(3,020,755)	3,020,755
Industrials	(1,260,351)	1,260,351
Preferred Stocks	(1,059,563)	1,059,563

Total Assets	$(7,217,136)	$7,217,136

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 7.5% of Master Loan and 28.0% of Master Event-Linked Bond at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an

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4. Investments and Risks (Continued)

equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

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NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Sold securities	$210,325

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$315,292
Market Value	$1,631
Market Value as % of Net Assets	Less than 0.005%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar

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5. Market Risk Factors (Continued)

value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be

61      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $209,499,434 and $326,881,474, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated

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6. Use of Derivatives (Continued)

futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $95,294,113 and $113,908,786 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is

63      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,514,670 and $22,760 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $140,822 written call options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 30, 2015	–	$–
Options written	2,681	888,145
Options exercised	(2,681)	(888,145)

Options outstanding as of April 29, 2016	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be

64      OPPENHEIMER GLOBAL ALLOCATION FUND

6. Use of Derivatives (Continued)

executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $7,371,429 on interest rate swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

65      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $21,420,763 on total return swaps which are short the reference asset.

At period end, the Fund has no such total return swap agreements outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $2,880,138.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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6. Use of Derivatives (Continued)

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

67      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$2,499,518	$(521,923)	$—	$—	$1,977,595
BNP Paribas	105,965	—	—	—	105,965
Deutsche Bank AG	744,801	—	—	(49,000)	695,801
Goldman Sachs Bank USA	1,557,209	(896,725)	—	—	660,484
HSBC Bank USA NA	280,179	(280,179)	—	—	—
JPMorgan Chase Bank NA	1,922,428	(844,888)	(1,077,540)	—	—
Morgan Stanley Capital Services, Inc.	512,009	(512,009)	—	—	—

	$7,622,109	$(3,055,724)	$(1,077,540)	$(49,000)	$3,439,845

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(521,923)	$521,923	$—	$—	$—
Citibank NA	(2,226,844)	—	81,465	—	(2,145,379)
Goldman Sachs Bank USA	(896,725)	896,725	—	—	—
HSBC Bank USA NA	(778,920)	280,179	498,741	—	—
JPMorgan Chase Bank NA	(844,888)	844,888	—	—	—
Morgan Stanley Capital Services, Inc.	(1,304,786)	512,009	—	—	(792,777)

	$(6,574,086)	$3,055,724	$580,206	$—	$(2,938,156)

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6. Use of Derivatives (Continued)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Interest rate contracts			Centrally cleared swaps, at value	$20,432
Equity contracts	Variation margin receivable	$2,504,035*	Variation margin payable	30,450*
Interest rate contracts	Variation margin receivable	295,531*
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	7,622,109	Unrealized depreciation on foreign currency exchange contracts	6,574,086

Total		$10,421,675		$6,624,968

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$—	$—	$1,654,552	$1,654,552
Equity contracts	(3,681,938)	(2,796,938)	—	—	(6,478,876)
Forward currency exchange contracts	—	—	(4,039,581)	—	(4,039,581)
Interest rate contracts	133,044	(2,063,112)	—	(99,798)	(2,029,866)

Total	$ (3,548,894)	$ (4,860,050)	$ (4,039,581)	$ 1,554,754	$ (10,893,771)

*Includes purchased options contracts, purchased swaption contracts, written options contracts exercised and written swaption contracts exercised, if any.

69      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Equity contracts	$(1,341,640)	$5,691,813	$—	$—	$4,350,173
Forward currency exchange contracts	—	—	1,231,903	—	1,231,903
Interest rate contracts	—	1,650,876	—	(222,737)	1,428,139

Total	$(1,341,640)	$7,342,689	$1,231,903	$(222,737)	$7,010,215

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 29, 2016[1]		Year Ended October 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	2,333,066	$39,584,602	4,170,278	$73,756,543
Dividends and/or distributions reinvested	683,755	11,521,433	907,671	15,732,481
Redeemed	(4,806,015)	(81,150,114)	(10,011,504)	(176,351,362)

Net decrease	(1,789,194)	$(30,044,079)	(4,933,555)	$(86,862,338)

Class B
Sold	20,091	$333,408	30,331	$518,762
Dividends and/or distributions reinvested	15,810	257,695	20,063	334,153
Redeemed	(523,751)	(8,616,715)	(1,418,934)	(24,166,128)

Net decrease	(487,850)	$(8,025,612)	(1,368,540)	$(23,313,213)

Class C
Sold	1,052,374	$17,186,259	1,462,062	$25,116,258
Dividends and/or distributions reinvested	118,106	1,926,306	106,042	1,774,699
Redeemed	(1,118,897)	(18,237,390)	(2,565,044)	(43,653,850)

Net increase (decrease)	51,583	$875,175	(996,940)	$(16,762,893)

Class I
Sold	143,521	$2,397,659	11,137	$194,426
Dividends and/or distributions reinvested	702	11,832	741	12,797
Redeemed	(18,083)	(301,019)	(143,372)	(2,503,501)

Net increase (decrease)	126,140	$2,108,472	(131,494)	$(2,296,278)

70      OPPENHEIMER GLOBAL ALLOCATION FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 29, 2016[1]		Year Ended October 30, 2015[1]
	Shares	Amount	Shares	Amount

Class R
Sold	227,385	$3,777,212	302,088	$5,268,180
Dividends and/or distributions reinvested	20,792	344,723	24,645	420,071
Redeemed	(192,709)	(3,207,450)	(515,784)	(8,874,821)

Net increase (decrease)	55,468	$914,485	(189,051)	$(3,186,570)

Class Y
Sold	1,116,772	$18,898,498	745,110	$13,146,361
Dividends and/or distributions reinvested	28,376	477,797	36,217	627,593
Redeemed	(398,333)	(6,723,480)	(512,820)	(9,000,825)

Net increase	746,815	$12,652,815	268,507	$4,773,129

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$483,288,160	$530,686,319
U.S. government and government agency obligations	301,867,609	265,378,721

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.79% of average annual net assets before any Subsidiary management fees or any applicable waivers.

71      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,555
Payments Made to Retired Trustees	101,588
Accumulated Liability as of April 29, 2016	395,114

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of

72      OPPENHEIMER GLOBAL ALLOCATION FUND

9. Fees and Other Transactions with Affiliates (Continued)

Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 29, 2016	$137,909	$—	$15,735	$6,881	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to

73      OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED

FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $57,627.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $323,905 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

At period end, the Fund had no outstanding securities sold short.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment

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11. Pending Litigation (Continued)

performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Allocation Fund	12/14/15	21.9%	0.0%	78.1%

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OPPENHEIMER GLOBAL ALLOCATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Mark Hamilton, Vice President
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Dokyoung Lee, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0257.001.0416 June 24, 2016

Semiannual Report 4/30/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Fundamental Alternatives Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	HFRX Global Hedge Fund Index	S&P 500 Index	HFRI Fund Weighted Composite Index
6-Month	-2.30%	-7.92%	-3.49%	0.43%	-0.66%
1-Year	-0.76	-6.46	-7.18	1.21	-3.84
5-Year	1.11	-0.08	-1.18	11.02	1.73
10-Year	3.09	2.48	-0.58	6.91	3.31

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s semiannual period end. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of -2.30% for the 6-month reporting period ending 4/30/16. The Fund outperformed its benchmark, the HFRX Global Hedge Fund Index, which returned -3.49% during the same period, by 119 basis points (“bps”). However, the Fund underperformed the peer average in the Morningstar Multialternative Category, which produced an average return of -1.49%, by 81 bps. The Fund’s Class A shares (without sales charge) ranked in the 68th percentile (341 out of 499 funds) of the Morningstar Multialternative Funds Category for total return during the six-month reporting period. Over the one-year, three-year, five-year and ten-year periods ended 4/30/16, the Fund ranked in the 16th percentile (75 out of 474 funds), 5th (14 out of 260 funds), 55th (80 out of 145 funds) and the 14th (6 out of 39 funds), respectively. (Michelle Borré’s performance record began on 4/1/12, and she was not involved in the management of the Fund for the full five- and ten-year periods.)

As discussed below, in the wake of the Federal Reserve’s (“Fed”) rate hike in December 2015 and its commentary about the expected path toward interest rate normalization, risk assets sold off sharply around the world. For example, the S&P 500 Index declined 10.3% from 1/1/16 to 2/11/16 as WTI crude oil collapsed 29.2%, the Nikkei 225 Index fell 17.4%, the MSCI Emerging Markets Index dropped 10.2%, the 10-year Treasury yield declined to 1.66%, the HFRX Global Hedge Fund Index fell 4.8% and the Morningstar Multialternative peer group average fell 3.2%. During that same six-week period, the Fund delivered on its goal of mitigating risk on the downside by limiting its drawdown to -1.0%. However, as the Fed started to rein in expectations surrounding the proposed path toward rate normalization, the dollar began to weaken, commodity prices began to rise and risk assets began to rally.

During the final 10 weeks of the reporting period (from 2/12/16 to 4/30/16), risk assets rebounded sharply, including the S&P 500 (up 13.4%), WTI crude oil (up 75.2%), the Nikkei 225 Index (up 7.0%), the MSCI Emerging Markets Index (up 18.3%), the HFRX Global Hedge Fund Index (up 3.5%) and the Morningstar Multialternative peer group average (up 2.5%). During that same period, the Fund declined a modest 46 bps to end the first four months of 2016 down 1.46%. Our long equity positions lagged as the market rebounded sharply, which we attribute to the fact that we did not have enough beta to catch much of the rally, and our security selection also detracted from performance. In addition, our Long/Short Macro strategy started to lag in part due to the reversal in the U.S. dollar, which began declining in February as the market started to discount the likelihood that the Fed would not raise rates

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as quickly or steeply as originally indicated in December. As the dollar declined, so did our short currency (long dollar) positions, which had done well for us in 2015. While we were not pleased with our underperformance in the final 10 weeks of the reporting period, we did control the magnitude of the drawdown, limiting our maximum drawdown to 98 bps during the market turmoil in the first six weeks of 2016 versus 308 bps and 196 bps for the HFRX Global Hedge Fund Index and Morningstar Multialternative peer group, respectively.

Our key strategies generated negative returns during the reporting period. Our Long/Short Equity strategy (called Equity Hedge in the Fund’s prospectus dated 2/26/16) was the largest detractor followed by our Long/Short Macro strategy (called Global Macro in the Fund’s prospectus dated 2/26/16). Our Long/Short Credit strategy was a marginal detractor. The Long/Short Equity strategy, which consists of long and short positions in equities, generated a total return of -0.97%, outperforming the HFRX Equity Hedge Index (which represents the long/short equity portion of the Index), by 297 bps during an extremely difficult period for long and short equity in the industry. (These long and short equity returns are reported gross of fees and before any cash allocation. We report these numbers separately to provide some insight into how this part of the Fund performed as compared to the equity portion of the Index. All other performance numbers are reported net of fees.)

The Fund offers the flexibility often associated with alternatives while providing the daily liquidity and transparency benefits of a mutual fund. It seeks to provide investors with strong risk-adjusted returns that have low sensitivity to traditional market factors over the long term. The investment team’s process has an underlying value philosophy that combines bottom-up and top-down fundamental analysis for security selection and portfolio construction. The Fund is able to invest both long and short across distinct alternative investment strategies including Long/Short Equity, Long/Short Credit and Long/Short Macro (including currencies, interest rates, sovereign debt and commodities), making the Fund truly flexible. Although many investors focus on the short-term outlook when considering potential investments, the Fund utilizes a longer-term approach. We look at changing dynamics on both a macroeconomic and microeconomic basis over a multi-year time horizon to uncover investment opportunities which emerge from change.

MARKET OVERVIEW

The global capital markets underwent significant challenges during the reporting period. Certain of these challenges stemmed from the Fed’s decision to raise interest rates in December, the first such hike in nine years. Since the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) were still executing quantitative easing (“QE”) programs, the Fed’s decision led to a divergence of monetary policy that investors had not faced before.

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Although the rate hike in December was only 25 bps, the Fed made clear that it intended to raise rates four times in 2016 and another four times in 2017. The steepness of this proposed path toward rate normalization unnerved investors and contributed to a sharp global selloff in risk assets over the next two months. However, as the Fed started to rein in expectations surrounding the proposed path toward normalization, the dollar began to weaken, commodity prices began to rise and risk assets began to recover much of their losses from earlier in the year. In our view, we are in a period where if the economy and markets are too strong, the Fed will step in to normalize rates, potentially leading to another selloff and providing a ceiling to how far this rally can go.

In addition, we believe that equity and other markets are exhibiting increased volatility but are no longer rising consistently, and traditional fixed income investments are not providing as much ballast to diversified portfolios during a challenging market environment. Under these circumstances, we believe investors could benefit from a broader toolkit than was needed during the risk-on markets of 2009-2014, and in some respects a different toolkit than has been effective in the past because of the unfavorable risk/reward in conservative fixed income. Part of this broader toolkit could include the ability to take positions with short exposure, which can actually profit from market declines. This kind of short exposure is available through the Long/Short Equity, Long/Short Credit and Long/Short Macro strategies of the Fund.

FUND REVIEW

Long and Short Equity Strategy. The top contributors to performance during the reporting period in the long equity component of the strategy were AT&T and Honeywell. The top contributors in the short equity component of the strategy were ClubCorp Holdings and Ensco. In contrast, the biggest detractors in the long equity component of the strategy were Juniper Networks and Allergan, while the biggest detractors in the short equity component were Subsea 7 and Caterpillar. More broadly, our total long equity positions in the Fund detracted -0.23% from the performance of Fund during the reporting period, while our total short equity positions detracted -0.90% from performance over the same period.

Top Contributors in Long and Short Equity Strategy

AT&T (T), a communications provider, contributed to performance during the period as the company benefited from a shift in investor interest toward domestic-oriented companies with stable business models in a global market that is being whipped around by macro headwinds and currency volatility. In addition, the company continues to generate financial and strategic synergies from its acquisition of DirecTV. These include lower per-subscriber content costs as customers transition to the satellite platform as well as the ability to bundle video with wireless service. Moreover, investors are anticipating positive results from the

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company’s new OTT video offering that is expected to launch before the end of 2016.

Honeywell (HON), a leading diversified multi-industrials company, also contributed to performance. The stock benefited from in-line fourth quarter 2015 financial results combined with management’s earnings outlook for 2016 that was better than expected given the global macro environment. This was followed by an upside surprise in first quarter financial results (driven by better organic sales growth), and management raised future earnings guidance as well. In addition, investors cheered the company’s decision to terminate its attempted acquisition of United Technologies which they feared could result in greater regulatory scrutiny that might challenge the value creation from any potential deal. Finally, Honeywell hosted an upbeat analyst day where management introduced an organic growth outlook of 4-5% for 2017, a level that was well above that of its industrials peers.

Our short position in ClubCorp Holdings (MYCC) contributed to performance as well. The company operates more than 200 country clubs, business clubs and alumni clubs across the U.S., and its stock price suffered as concerns arose about the energy-dependent markets where it has large exposure. Furthermore, investors are becoming concerned about a possible secular decline in the sport of golf as millennials pursue leisure activities outside of the traditional country club. In this regard, during January of 2016 the number of golf rounds played in the

U.S. declined by approximately 13% year on year. We covered our short position during the first quarter after it had performed well and the risk/reward profile had become less compelling.

Similarly, our short position in Ensco (ESV), a U.K.-based shallow water offshore driller, also contributed to performance. The stock was hurt by another surprise cut in the quarterly dividend (from $0.15/share to $0.01/share) as the company maneuvered to improve its capital management flexibility. Ensco continues to struggle in an oversupplied offshore rig market. Investors are now concerned that the offshore drilling market could continue to see anemic rig demand into 2018 versus prior expectations of weakness into 2017. Investors also became concerned when Petrobras terminated a contract for one of Ensco’s deep-water rigs. As a result, the stock declined 27.4% during the reporting period.

Largest Detractors in Long and Short Equity Strategy

In contrast, our long position in Juniper Networks (JNPR) detracted from performance during the period. The company’s underperformance was primarily driven by two factors. First, in early 2016 the volatility in the financial markets caused customers to rein in enterprise IT spending, which negatively impacted results. Second, Juniper is in the midst of launching a robust portfolio of new products. While we are quite optimistic about the potential for these new

6      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

products, the launch is causing some near-term pressure on operational performance. In particular, some customers have not yet finished vetting the new products, yet at the same time they are hesitant to purchase the older products. Once these customers have completed their due diligence process, we would expect this headwind to dissipate.

Our long position in Allergan (AGN) also detracted from performance. The company, formerly known as Actavis, is a specialty pharmaceuticals manufacturer that markets branded drugs for patients suffering from diseases principally in the eye care, neuroscience, medical aesthetics/dermatology, women’s health and gastroenterology categories. Last July, Allergan announced the sale of its generic business, which sells approximately 1,000 generic and branded generic products globally, to Teva Pharmaceuticals for approximately $40 billion. The transaction is expected to close in the first half of 2016 and should allow the company to pursue additional opportunities in its expanding branded pharmaceuticals business. In November 2015, the company announced that it was merging with Pfizer to create a global pharmaceuticals company, and expected the deal to close in the second half of 2016. Allergan declined in the first quarter as concerns increased during March about the likelihood of the transaction closing. Subsequently, the merger was called off in early April after unprecedented actions by the U.S. Treasury department made the economics of the transaction unattractive. We continue to like Allergan as a stand-alone company, particularly considering its organic and non-organic growth opportunities, and have added to our position following the break-up of the Pfizer acquisition.

Our short position in Subsea 7 (SUB NO), a U.K.-based offshore engineering and construction company, was also a detractor during the period. The stock rebounded off its January low based upon two key factors. First, the price of Brent crude oil climbed 72.6% from $27.88 to $48.13 per barrel. Second, the company posted upside surprises in its adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for the fourth quarter of 2015 and first quarter of 2016 after the completion of several large projects in Africa and strong operational execution that provided a short term boost to margins. This offset investor concerns that the company could see 20% of its vessel contracts cancelled by Brazil this year with no recourse, which would hurt Subsea 7’s vessel backlog by 15%.

Our short position in Caterpillar (CAT) detracted from performance as well. The company manufactures construction and mining equipment as well as diesel and natural gas engines. The stock bounced off its January low due to a combination of factors. For example, investor sentiment on China, a significant end market for CAT, improved as short term industrial indicators recovered on a pickup in fixed asset investment. In addition, demand was relatively stable in non-resource dependent industries, led by U.S. construction. Moreover, order trends for new equipment

7      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

improved, and while they are still negative, they are less negative than in prior quarters as inventory levels have moved closer to dealer targets. This spurred investor debate about whether Caterpillar’s earnings for 2016 have already troughed, and the stock climbed 8.9% during the reporting period.

Long and Short Credit & Long and Short Macro Strategies. The Fund’s non-equity strategies include Long/Short Credit and Long/Short Macro. In terms of individual holdings, the top performers in the period were our long positions in gold, the corporate debt of Lukoil and Wachovia Capital Trust III. The biggest detractors were our short positions in the Japanese yen and Australian dollar as well as our long position in an asset-backed security (“ABS”) backed by aircraft engines.

Top Contributors in Long and Short Credit & Long and Short Macro Strategies

Our long position in gold (GLD) contributed to performance as the yellow metal climbed by 13.3% (or $151) to $1,293 per troy ounce during the period. The first quarter of 2016 witnessed the largest percentage quarterly gain in the price of gold (up 16.2%) since 1986. As investors became concerned by sharply falling markets in early 2016 and worried about the efficacy of central bank monetary policy, they bid up the price of gold as a safe haven play. The yellow metal also benefited from a decline in real interest rates and extreme volatility in the equity markets, both of which tend to be supportive for the price of gold.

Our long position in the unsecured corporate debt of Lukoil also contributed to performance. Lukoil, a Russian integrated oil company, is one of five firms targeted with sanctions as a result of Russia’s invasion of Ukraine. Increasing oil prices in the last 10 weeks of the reporting period were the primary driver of an improving credit profile for the company. This improvement was partially offset by an appreciating Russian ruble, which increases the company’s cost structure. However, the rebound in oil prices coincided with a rally in emerging market debt, which further supported our position in this security.

Our long position in Wachovia Capital Trust III contributed to performance as well. This is a trust preferred security of Wells Fargo that was issued as a fixed-to-floating-rate instrument. Because the security was not called (i.e., redeemed) in 2011, it became a floating rate instrument. Since the security’s floor rate of 5.57% exceeds its contractual floating rate of 3-month Libor plus 93 bps, we are receiving the higher floor rate. A rally in longer-duration Treasury securities combined with a tightening in corporate credit spreads caused Wachovia Capital Trust III to perform well during the reporting period.

Finally, low levels of issuance in the bank preferred market created a technical tailwind for $1000 preferreds like this one.

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Largest Detractors in Long and Short Credit & Long and Short Macro Strategies

Long U.S. Dollar/Short JPY and AUD. We are short several different currencies relative to the U.S. dollar, including the Japanese yen (JPY) and Australian dollar (AUD). Both of these positions contributed to performance in 2015 but detracted from performance in the first four months of 2016. The U.S. dollar reversed course and declined during that four month period as the Fed signaled that it was less likely to increase rates going forward, and that it was considering two rate hikes in 2016 rather than its initial expectation of four hikes this year and four more hikes in 2017. In changing its view, the Fed cited concerns about international economic developments and the slowly improving U.S. economy. Lower U.S. interest rates make the dollar less attractive relative to other currencies.

During the first quarter of 2016, the BoJ increased its use of unconventional monetary policy in an attempt to stimulate the Japanese economy. In particular, the BoJ implemented negative interest rates for the first time with the expectation that the yen would weaken and risk assets would rise. In fact, precisely the opposite happened, in part because investors have become skeptical of the ability of central banks to stimulate economic growth and inflation by weakening their currency. This made the yen more attractive relative to the U.S. dollar, which negatively impacted our short position in the JPY.

In addition, Australia is a natural resource-driven economy and a large exporter of commodities to China. Commodity prices rallied in the last 10 weeks of the reporting period as Chinese economic data showed signs of stabilization. Credit growth in China has been particularly strong so far in 2016, which coincided with an increase in state sponsored infrastructure projects and improvements in the property market. (However, we do not believe the acceleration in credit growth is sustainable.) Infrastructure projects and property construction drive demand for Australia’s commodities. Higher demand for Australian exports and rising commodity prices, in turn, increase demand for the Australian dollar. The combination of these factors has helped bolster the Australian economy and with it the AUD, which negatively impacted our short position in the currency.

Similarly, our holdings in an ABS (BLADE 2006-1AW A1) detracted from performance during the reporting period. This bond is backed by a portfolio of aircraft engines, and during the first quarter of 2016, the servicer sold three of those engines below appraisal value. Although the sales were of older engines for which there is lower demand, and they did not represent a large portion of the portfolio, the sale prices raised questions about the value of the remaining engines. In addition, during January Standard & Poor’s downgraded the uninsured version of this bond from BBB- to BB. Although our position is primarily in the investment grade

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and insured bond, the downgrade negatively impacted the performance of this security.

STRATEGY AND OUTLOOK

The macro environment remains complex and we continue to see numerous cross currents. While equities look interesting versus bonds in the mid to longer term, we saw a shorter term disconnect between the strong performance in equities (prior to the selloff last August), softness in earnings growth, and negative earnings revisions for the S&P 500 in 2015. Importantly, those negative earnings revisions have continued into 2016. (Consensus estimates at the start of last year called for S&P 500 earnings growth of 7-8% in 2015, but actual growth was just 0.4% on a pro forma basis, and -12.7% on a GAAP (Generally Accepted Accounting Principles) basis; consensus estimates at the end of 2015 called for 7-8% earnings growth in 2016, but those estimates have since been reduced to 3%, which still may prove too high.) Simply put, the U.S. equity market moved meaningfully ahead of earnings growth in 2012-2014, and valuations climbed to the point where U.S. equities were no longer inexpensive. As a result, security selection has become even more important. In our view, volatility was likely to increase, which it did with a vengeance in August of 2015, and that heightened volatility continued throughout late 2015 and the first two months of 2016. Extremely accommodative monetary policy around the world has impacted all asset classes, including equities, and has been an important driver of rising asset prices during the last several years. This exceptional accommodation was evident in 2015 with at least 35 central banks cutting rates collectively more than 55 times (as discussed below). It has continued into 2016 with additional rate cuts so far this year by the ECB, the BoJ and central banks in India, Australia, Indonesia, Singapore and Norway, among others.

Under these circumstances, we believed that any normalization of rates and/or the withdrawal of central bank stimulus could pressure risk asset prices significantly, and that is precisely what happened as the Fed raised rates in December. We continue to believe that there is more risk lurking beneath the surface of the market than many investors recognize, but it has been masked by unusually accommodative monetary policy, unusually low interest rates, unusually low volatility and adequate market liquidity. Some of that risk became evident in 2015 with the flare-up of the Greek debt crisis in April, the extraordinary backup in yields on German bunds during May/June, the 30-40% drop in Chinese equities in June, the Chinese yuan devaluation in August, the double digit drop in the S&P 500 during August, sovereign debt downgrades in Brazil (to junk status) and Japan, and the global equity selloffs in December as well as the first six weeks of 2016. In our view, the market is caught between two unattractive outcomes—if growth really resumes, it will lead to sustained tightening. If growth tapers off, the tightening will be avoided but challenging underlying fundamentals will remain.

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More broadly, Treasury rates seem range bound in the near term absent some exogenous shock, with yields oscillating between 1.5% to 3.0%, although a significant negative development in the emerging markets could push rates below the lower end of this range. The market came close to this outcome when 10-year Treasury yields dipped to 1.66% on 2/11/16. In the longer run, however, we do not believe rates this low are sustainable. Over the past several quarters, economic growth has slowed and central banks around the world have resorted to increasingly aggressive and distorting monetary policy. This included large scale purchases of government bonds and other debt, which pushed the price of those securities up and the yield down. In addition, investors increasingly sought the safety of these securities, partly as a result of the macro risks they saw. Zero interest rate policies morphed into negative interest rate policies. In fact, approximately 23% of global GDP (“Gross Domestic Product”) today comes from countries with negative interest rates, including the Eurozone (19 countries), Japan, Switzerland, Denmark and Sweden.

In 2015, central banks around the world resorted to more aggressive monetary policy, including a constant parade of surprise interest rate cuts. In fact, central banks cut interest rates over 55 times collectively last year, and over 700 times since 2008. China and Russia were the most aggressive, cutting rates five times each in 2015, followed by India (four times) and Australia/Canada (twice each). Significantly, this means that three of the four BRICs (Brazil, Russia, India and China) slashed rates a total of 14 times in 2015. In our view, these central banks have been cutting rates because they are worried that growth may be slowing too much—and a low inflation environment gives them leeway to do so. China’s growth continues to slow and this has put pressure on commodity prices due to demand weakness. The supply that has come on (and in some cases is still coming on) was planned for a higher growth environment, but that supply will likely still come on due to its low cost nature and other impediments to curtailing supply.

In contrast, the Fed ended its latest QE program in October 2014, which helped to send the dollar higher against many major currencies. Partly as a result of this, combined with slowing economies in China and numerous emerging markets as well as issues specific to the various regions in question, we hold positions that are long the U.S. dollar and short other currencies including the Australian dollar, euro and Japanese yen. We also added several new positions in 2015 that are designed to protect against the risk of further slowing in the emerging markets. These include a short position in the Chinese yuan (added before the devaluation of the yuan last August), a short position in the Thai baht and a credit default swap on the sovereign debt of Malaysia. In our view, the markets face a new paradigm of slower economic growth in China, and investors need to adjust to it. We also believe this relative divergence in monetary policy could ultimately feed through to interest rates.

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Currently, the moves that historically could have occurred in the rates markets are being pushed to the currency markets due to the central banks’ aggressive monetary policies holding rates low.

Moreover, while some market commentators are calling for further deprecation (or perhaps another devaluation) of the yuan, we believe such a move would negatively impact Asian trading partners and commodity producers. Private credit growth and bank loans in China have continued to grow at a much higher rate than Gross Domestic Product (“GDP”). This level of credit growth is unsustainable, and at some point it will need to slow, which will act as a new drag on GDP in China. In our view, the longer term trend in China is still toward slower growth. The data we analyze indicate that there has been no meaningful shift in that economy, and so far the efforts to stimulate domestic consumption have not been able to overcome the negative impact of the industrial slowdown.

Although the U.S. economy remains stuck in first gear with average annual real GDP growth of 1.4% over the last seven years (dipping to 0.8% in 1Q 2016), that growth rate has been relatively attractive compared to certain other developed markets. We are mindful that economies around the world likely will not decouple so long as the engines of global growth are slowing. The yield on the 10-year Treasury at 1.83% (as of

4/30/16) is an order of magnitude higher than those in other parts of the developed world, with yields on 10-year German Bunds and 10-year Japanese Government Bonds at 0.27% and -0.08%, respectively, on that date. Japan is becoming more desperate as consumption falls and evidence mounts that Abenomics is not working as planned. That policy was designed to revive the Japanese economy with “three arrows.” The third arrow in the quiver—meaningful structural reform—is proving to be a significant challenge. The Japanese economy narrowly avoided its sixth recession in nine years during the first quarter of 2016. In addition, the economy has not bounced back as expected from an increase in the consumption tax, and inflation has remained stubbornly below the BoJ’s target of 2%. (The government had hoped to implement a 10% consumption tax by 2015, but persistently slow economic growth means that goal has now been pushed out to 2019.) In our view, early evidence that the market is becoming disillusioned with Abenomics has centered on a weakening yen. The BoJ’s implementation of negative interest rates in the first quarter of 2016 had the opposite effect than what the central bank intended, with the yen strengthening dramatically and the equity market falling by double digits. Additional evidence could involve investors’ loss of faith in the supposed omnipotence of the BoJ and the efficacy of its continuing QE and negative interest rate efforts. This is beginning to cause investors to be less

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responsive to central bank talk and require more actions.

We now see a potential inflection point in investors’ faith in stimulus spending regarding China. There is a growing realization that boosting spending on infrastructure is only adding to the excess capacity problem in China, which is exacerbating deflation. More stimulus spending can make the problem worse instead of better. Fixing the oversupply by shutting it down is contractionary for GDP. This is in contrast to past government actions of increasing spending which were additive to GDP. This could mark the beginning of a new phase where the markets no longer have the same faith in the ability of central banks to boost growth. The massive credit growth in China in over the last 18 months may not result in the GDP growth that is hoped for, and even if it does, that GDP growth is unsustainable absent further boosts in credit growth in the future.

Against this backdrop, growth in parts of Europe is stagnating with numerous countries facing an increasing risk of deflation. Precisely because growth is so slow in the Eurozone, the ECB has now implemented its own form of QE six years after the U.S. first went down that path. However, the results so far have been underwhelming, which has led the ECB to extend the end date of the program, increase the amount of monthly debt purchases by 33%, expand the scope of the bonds it buys and further lower interest rates. By accelerating QE and expanding its balance sheet aggressively, the ECB seeks to inflate asset prices, just as it did in early 2015. Unfortunately, the real impediment to Eurozone growth is the lack of meaningful structural reform over the past seven years. Furthermore, the investor playbook of overweighting equities in countries where there is aggressive QE is not working this year, even after the snapback in risk assets over the last several months. The equity markets in Japan and Europe are lagging the U.S. equity market this year, even though the BoJ and ECB are executing QE and have adopted negative interest rates, while the Fed has ended QE and is hiking rates, not implementing negative rates. In short, negative interest rates appear to have backfired as a form of monetary stimulus, with the banks selling off and equities underperforming, and with the yen and euro actually strengthening versus the U.S. dollar. This is not what the ECB or the BoJ predicted or intended.

Moreover, geopolitical risk remains elevated as evidenced by the flare-up of the debt crisis in Greece in April 2015 combined with election results favoring populist/separatist parties in Greece, Spain and Portugal. (In our view, Greece is still at risk of becoming the first member to exit the Eurozone, despite having received its third bailout in the last six years. The International Monetary Fund

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(“IMF”) is now proposing a much delayed payback schedule on that debt over the years 2040-2080, essentially making the bailouts perpetual debt.) Simply put, political instability in the Eurozone appears to be contained for now but it is by no means resolved. We believe continued immigration from the Middle East will only exacerbate tensions. Unfortunately, the focal point for a lot of those tensions will be in Greece. More broadly, while some economic green shoots are visible in the Eurozone, and that region likely has the ability to demonstrate increasing momentum in the near term, we do not believe that positive developments in the Eurozone will be enough to offset slowing momentum in China, Japan and many of the emerging markets. A vote by U.K. citizens to exit to Eurozone could also spark a resurgence in concern about Eurozone fragmentation.

We believe the U.S. economy still has attractive growth potential in certain areas. A variety of changes in technology could create a host of winners and losers, and could drive growth for companies that are able to successfully implement and harness the power of new technologies. There are pockets of innovation in different industries including pharmaceuticals, consumer discretionary and technology. Nonetheless, we are mindful that U.S. equity valuations were pushing up against the edge of bubble territory after several years when S&P 500 Index performance ran well ahead of earnings growth, leading to significant multiple expansion. In fact, the only time in the last four decades when the S&P 500 Index has traded at a higher price-earnings (P/E) multiple on next 12 months’ consensus earnings was during the Tech Bubble in 1997-2000. While valuations came down somewhat following the equity selloffs in the third quarter of 2015 and again in early 2016, they climbed back up each time as earnings estimates were reduced and the market moved toward all-time highs. Furthermore, volatility has been artificially restrained over the last several years by highly accommodative monetary policy, but this started to change in August of 2015 with sharp spikes in the Chicago Board Options Exchange SPX Volatility Index (“VIX Index”), and could remain elevated on a more sustained basis now that the Fed has started raising rates and monetary policy is diverging significantly. In the past few years, whenever equities sold off, buyers typically stepped in quickly because valuations were still relatively attractive. Since valuations are less attractive today, we could reach a point where it takes longer for buyers to appear after selloffs. Moreover, banking regulations are significantly stricter, the fixed income markets are a lot less liquid, and banks are taking on much less risk. Under these circumstances, we believe that any softness in the markets

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could lead to more volatility on the fixed income side than we have seen in recent years. That was certainly evident in the fourth quarter of 2015 and in early 2016, and we expect it to continue. Accordingly, we continue to pick our spots, selecting securities that we believe offer attractive risk-adjusted returns. We remain focused, as always, on controlling volatility and mitigating downside risk.

We expect to be in a low return world for a while. We believe that the ability to generate attractive returns efficiently and without taking on undue risk, controlling volatility and limiting drawdowns will be of greater value to investors in a low return world, and that is where our investment team’s efforts are focused.

Michelle Borré, CFA Portfolio Manager

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Portfolio Positioning*

LONG/SHORT CREDIT ALLOCATIONS

	Long	Short	Net
Bank Loans	8.7%	0.0%	8.7%
Asset Backed Securities	12.8	0.0	12.8
Non-convertible Bonds	7.7	0.0	7.7
Non-convertible Preferred Stocks	1.0	0.0	1.0
Bond Futures	0.0	-1.2	-1.2
Credit Default Swaps	4.1	-7.0	-2.9
LONG/SHORT EQUITY ALLOCATIONS
	Long	Short	Net
Common Stocks	51.0%	-28.6%	22.4%
Equity Total Return Swaps	0.8	-0.6	0.2
Convertible Bonds	0.3	0.0	0.3
Private Securities	0.1	0.0	0.1
LONG/SHORT MACRO ALLOCATIONS
	Long	Short	Net
Commodities	2.8%	0.0%	2.8%
Interest Rate Swaps	2.1	0.0	2.1
Bond Futures	0.0	-1.0	-1.0
Currency Derivatives	1.1	-11.4	-10.3
Swaptions	0.0	-5.0	-5.0
Credit Default Swaps	0.0	-12.7	-12.7
CASH
	Long	Short	Net
Collateral Cash	24.3%	0.0%	24.3%
Cash Net of Collateral Cash	15.9	0.0	15.9

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

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TOTAL PORTFOLIO ALLOCATIONS

	Long	Short	Net
Long/Short Credit	34.3%	-8.2%	26.1%
Long/Short Equity	52.2	-29.2	23.0
Long/Short Macro	6.0	-30.1	-24.1

Portfolio holdings are subject to change, and are dollar weighted based on total net assets. Percentages are as of April 29, 2016. Negative weightings may result from the use of leverage. Leverage involves the use of various financial instruments or borrowed capital in an attempt to increase investment return. Leverage risks include potential for higher volatility, greater decline of the Fund’s net asset value and fluctuations of dividends and distributions paid by the Fund.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVOPX)	1/3/89	-2.30%	-0.76%	1.11%		3.09%
Class B (QOPBX)	9/1/93	-2.66	-1.52	0.28		2.58
Class C (QOPCX)	9/1/93	-2.66	-1.51	0.34		2.31
Class I (QOPIX)	2/28/13	-2.07	-0.31	4.32	*	N/A
Class R (QOPNX)	3/1/01	-2.41	-1.00	0.82		2.77
Class Y (QOPYX)	12/16/96	-2.18	-0.49	1.36		3.35

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVOPX)	1/3/89	-7.92%	-6.46%	-0.08%		2.48%
Class B (QOPBX)	9/1/93	-7.51	-6.43	-0.08		2.58
Class C (QOPCX)	9/1/93	-3.63	-2.50	0.34		2.31
Class I (QOPIX)	2/28/13	-2.07	-0.31	4.32	*	N/A
Class R (QOPNX)	3/1/01	-2.41	-1.00	0.82		2.77
Class Y (QOPYX)	12/16/96	-2.18	-0.49	1.36		3.35

*	Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the HFRX Global Hedge Fund Index, the S&P 500 Index and the HFRI Fund Weighted Composite Index. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The S&P 500 Index is a

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capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to the HFR Database. Constituent funds report monthly net of all fees performance in U.S. Dollars and have a minimum of $50 million under management or a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index’s returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. As a result, the HFRI Fund Weighted Composite Index returns shown may differ from the same Index’s returns for the same period published elsewhere. If subsequent recalculations cause the Index’s returns to change, the Fund does not expect to update the Index returns. The Fund has changed its benchmarks from the S&P 500 Index and the HFRI Fund Weighted Composite Index to the HFRX Global Hedge Fund Index, which it believes is a more appropriate measure of the Fund’s performance. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Morningstar Multialternative Funds Category Average is the average return of the mutual funds within the investment category as defined by Morningstar. Returns include the reinvestment of distributions but do not consider sales charges. The Morningstar Multialternative Category Average performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

Morningstar ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 4/30/16, without considering sales charges. Different share classes may have different expenses and performance characteristics. Fund rankings are subject to change monthly. The Fund’s total-return percentile rank is relative to all funds that are in the Multialternative Funds Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016
Class A	$1,000.00	$977.00	$9.48
Class B	1,000.00	973.40	13.31
Class C	1,000.00	973.40	13.21
Class I	1,000.00	979.30	7.42
Class R	1,000.00	975.90	10.76
Class Y	1,000.00	978.20	8.45

Hypothetical (5% return before expenses)
Class A	1,000.00	1,015.18	9.66
Class B	1,000.00	1,011.32	13.57
Class C	1,000.00	1,011.42	13.47
Class I	1,000.00	1,017.26	7.56
Class R	1,000.00	1,013.90	10.96
Class Y	1,000.00	1,016.22	8.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.93%
Class B	2.71
Class C	2.69
Class I	1.51
Class R	2.19
Class Y	1.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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CONSOLIDATED STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Shares	Value
Common Stocks—50.9%
Consumer Discretionary—2.3%
Hotels, Restaurants & Leisure—0.5%
Brinker International, Inc.	145,506	$6,740,903

Household Durables—0.0%
Everyware Global, Inc.[1]	8,735	65,512

Media—0.6%
DISH Network Corp., Cl. A1,2	158,155	7,795,460

Multiline Retail—1.2%
Target Corp.	181,180	14,403,810

Consumer Staples—3.1%
Beverages—0.8%
Coca-Cola Co. (The)	221,760	9,934,848

Tobacco—2.3%
Altria Group, Inc.[2]	259,161	16,251,986
Philip Morris International, Inc.	131,370	12,890,025

		29,142,011

Energy—4.5%
Energy Equipment & Services—0.5%
Schlumberger Ltd.	80,884	6,498,220
Vantage Drilling International[1]	492	49,200

		6,547,420

Oil, Gas & Consumable Fuels—4.0%
Canadian Natural Resources Ltd.	118,904	3,570,816
Chevron Corp.	69,430	7,094,357
ConocoPhillips	228,433	10,916,813
EOG Resources, Inc.	80,281	6,632,816
Noble Energy, Inc.[2]	291,575	10,528,773
Occidental Petroleum Corp.	98,304	7,535,002
Valero Energy Corp.	57,250	3,370,308

		49,648,885

Financials—7.8%
Capital Markets—0.4%
Goldman Sachs Group, Inc. (The)	32,130	5,272,854

Commercial Banks—2.9%
Citigroup, Inc.	162,070	7,500,600
JPMorgan Chase & Co.[2]	168,030	10,619,496
M&T Bank Corp.	129,730	15,349,654
Wells Fargo & Co.	60,540	3,025,789

		36,495,539

Insurance—2.3%
Allstate Corp. (The)	106,060	6,899,203
Chubb Ltd.	177,350	20,902,471

		27,801,674

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	Shares	Value
Real Estate Investment Trusts (REITs)—2.2%
American Assets Trust, Inc.	111,648	$4,429,076
Blackstone Mortgage Trust, Inc., Cl. A2	356,330	9,791,948
Macerich Co. (The)	86,410	6,574,073
Starwood Property Trust, Inc.[2]	338,280	6,549,101

		27,344,198

Health Care—8.5%
Biotechnology—0.7%
Baxalta, Inc.	200,170	8,397,131

Health Care Equipment & Supplies—0.4%
Medtronic plc	66,738	5,282,313
New Millennium Holdco, Inc.[1]	7,733	59,285

		5,341,598

Health Care Providers & Services—3.2%
Express Scripts Holding Co.[1]	107,440	7,921,551
HCA Holdings, Inc.[1]	36,720	2,960,367
Millennium Corporate Claim Litigation Trust[1]	441	4
Millennium Lender Claim Litigation Trust[1]	882	9
UnitedHealth Group, Inc.	160,670	21,157,026
Universal Health Services, Inc., Cl. B	58,090	7,765,471

		39,804,428

Pharmaceuticals—4.2%
Allergan plc[1]	56,560	12,248,634
Merck & Co., Inc.	245,150	13,444,026
Novartis AG, ADR	160,590	12,200,022
Roche Holding AG	55,807	14,116,015

		52,008,697

Industrials—9.5%
Aerospace & Defense—5.6%
Honeywell International, Inc.[2]	244,800	27,973,296
L-3 Communications Holdings, Inc.	53,140	6,989,504
Lockheed Martin Corp.[2]	81,260	18,883,199
Northrop Grumman Corp.	46,150	9,518,899
Raytheon Co.	52,680	6,656,118

		70,021,016

Airlines—0.3%
United Continental Holdings, Inc.[1]	88,026	4,032,471

Commercial Services & Supplies—2.0%
Republic Services, Inc., Cl. A2	374,870	17,645,131
Tyco International plc	194,000	7,472,880

		25,118,011

Industrial Conglomerates—1.0%
General Electric Co.	382,960	11,776,020

Road & Rail—0.6%
Union Pacific Corp.	85,940	7,496,546

23      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—6.5%
Communications Equipment—0.9%
Juniper Networks, Inc.[2]	347,340	$8,127,756
Telefonaktiebolaget LM Ericsson, Cl. B	425,279	3,439,901

		11,567,657

Internet Software & Services—2.1%
Alphabet, Inc., Cl. A1,2	36,550	25,873,014

Semiconductors & Semiconductor Equipment—2.2%
QUALCOMM, Inc.[2]	279,700	14,130,444
Xilinx, Inc.[2]	319,910	13,781,723

		27,912,167

Technology Hardware, Storage & Peripherals—1.3%
Apple, Inc.[2]	170,526	15,985,107

Materials—3.5%
Chemicals—1.9%
Celanese Corp., Cl. A	148,190	10,477,033
LyondellBasell Industries NV, Cl. A	46,342	3,831,093
Methanex Corp.	272,191	9,515,797

		23,823,923

Containers & Packaging—1.6%
Packaging Corp. of America	116,020	7,527,378
Sonoco Products Co.	267,590	12,547,295

		20,074,673

Telecommunication Services—2.6%
Diversified Telecommunication Services—2.6%
AT&T, Inc.[2]	531,450	20,630,889
BCE, Inc.	237,530	11,142,532

		31,773,421

Utilities—2.6%
Electric Utilities—2.3%
Edison International	223,740	15,820,655
PPL Corp.[2]	334,984	12,608,798

		28,429,453

Multi-Utilities—0.3%
CMS Energy Corp.	107,170	4,359,676

Total Common Stocks (Cost $586,712,412)		634,988,123

Preferred Stocks—1.0%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,296,175
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,687,500

Total Preferred Stocks (Cost $12,684,599)		12,983,675

	Principal Amount
Asset-Backed Securities—7.9%
Airspeed Ltd.:
Series 2007-1A, Cl. G1, 0.703%, 6/15/32[3,4]	$22,824,837	17,706,938
Series 2007-1A, Cl. G2, 0.713%, 6/15/32[3,4]	6,562,141	5,388,259

24      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.733%, 9/15/41[3,4]	$27,646,383	$18,564,519
Citigroup Mortgage Loan Trust Series Asset Backed Pass-Through Certificate, Series 2004-OPT1, Cl. M3, 1.384%, 10/25/34[4]	1,250,000	1,062,349
GSAMP Trust:
Series 2005-HE4, Cl. M3, 0.959%, 7/25/45[4]	3,300,000	2,731,238
Series 2005-HE5, Cl. M3, 0.899%, 11/25/35[4]	8,121,777	6,304,884
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.929%, 6/25/35[4]	5,500,000	4,566,487
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 0.919%, 8/25/35[4]	5,000,000	4,713,064
RASC Series Trust:
Series 2005-KS8, Cl. M5, 1.079%, 8/25/35[4]	2,993,634	2,425,657
Series 2006-KS2, Cl. M2, 0.829%, 3/25/36[4]	14,625,000	11,361,449
Raspro Trust, Series 2005-1A, Cl. G, 1.023%, 3/23/24[4,5]	20,001,864	19,179,607
Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 0.929%, 9/25/47[4]	7,595,000	4,406,125

Total Asset-Backed Securities (Cost $99,945,496)		98,410,576

Mortgage-Backed Obligations—4.9%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 1.084%, 4/25/34[4]	3,558,338	3,020,722
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 1.219%, 6/25/35[4]	4,000,000	3,721,616
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 2.239%, 11/25/34[4]	4,601,892	4,204,615
First NLC Trust, Series 2005-4, Cl. A4, 0.829%, 2/25/36[4]	11,003,000	9,585,577
Home Equity Asset Trust, Series 2005-5, Cl. M2, 1.204%, 11/25/35[4]	1,888,088	1,820,200
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 0.929%, 8/25/35[4]	1,298,061	1,196,548
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.852%, 4/21/34[4]	466,452	474,272
RAMP Trust:
Series 2005-RS2, Cl. M4, 1.159%, 2/25/35[4]	4,469,000	4,038,731
Series 2005-RS6, Cl. M2, 1.204%, 6/25/35[4]	944,044	929,613
Series 2006-EFC1, Cl. M2, 0.839%, 2/25/36[4]	5,490,000	4,560,450
Series 2006-NC3, Cl. A3, 0.709%, 3/25/36[4]	16,698,000	14,183,039
Structured Asset Securities Corp. Mortgage Loan Trust:
Series 2007-GEL2, Cl. A2, 0.759%, 5/25/37[4,5]	10,373,899	9,545,139
Series 2007-GEL2, Cl. A3, 0.889%, 5/25/37[4,5]	4,486,000	3,583,930

Total Mortgage-Backed Obligations (Cost $47,667,919)		60,864,452

Non-Convertible Corporate Bonds and Notes—7.5%
Altice US Finance I Corp., 5.50% Sr. Sec. Nts., 5/15/26[5]	460,000	465,750
Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K4,6	12,480,000	12,183,600
Citigroup, Inc., 5.875% Jr. Sub. Perpetual Bonds[4,6]	12,647,000	12,249,252
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[4,6]	639,000	462,061
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[4,6]	13,630,000	13,723,706
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[5]	22,530,000	24,168,269
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[4,6]	17,462,000	17,440,173

25      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,6	$13,165,000	$13,708,056

Total Non-Convertible Corporate Bonds and Notes (Cost $91,981,553)		94,400,867

Convertible Corporate Bond and Note—0.3%
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27 (Cost $3,668,469)	3,694,000	3,622,429

Corporate Loans—8.6%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/30/22[4]	265,844	237,265
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.00%, 5/8/20[4]	148,932	134,039
ABC Supply Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/16/20[4]	125,000	125,391
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[4]	123,690	122,969
Acrisure LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 5/13/22[4]	285,128	283,160
Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[4]	275,514	263,116
AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/10/17[4]	359,967	360,770
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[4]	472,587	417,501
Air Canda, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/26/19[4,7]	408,959	411,388
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/28/22[4]	444,370	440,037
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/16/21[4]	287,206	288,284
Albertsons Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 5.50%, 3/21/19[4]	442,430	443,654
Tranche B4, 5.50%, 8/25/21[4]	367,517	369,278
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/19[4]	629,910	615,737
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 6.375%, 8/13/18[4]	41,867	40,925
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/3/19[4]	248,711	238,141
Alliant Holdings I LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/12/22[4]	287,825	285,846
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/12/21[4]	673,561	670,754
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 8/12/21[4]	16,911	16,562
Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[4]	78,315	78,217
Tranche B2, 4.50%, 10/4/19[4]	40,634	40,583

26      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[4,8,12]	$236,418	$24
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 7/2/19[4]	462,916	465,202
Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[4]	249,323	249,946
AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[4]	166,393	131,450
Amaya Gaming, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[4]	455,014	437,145
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/7/22[4]	87,386	88,259
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[4]	288,584	80,804
American Renal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[4]	154,703	154,993
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[4]	188,536	185,119
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/25/21[4]	130,520	130,330
Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/21/20[4]	110,339	108,960
Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/1/19[4]	314,557	313,377
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 12/17/19[4]	236,282	236,430
Ardent Legacy Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/21[4]	114,425	114,997
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[4]	200,489	183,448
Ascena Retail Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/22[4]	546,500	538,576
Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/19[4]	440,698	441,616
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 8/4/22[4]	737,695	733,637
Tranche B1, 5.00%, 5/24/19[4]	433,054	432,729
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[4]	15,000	14,489
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[4]	458,043	449,455
Avago Technologies Cayman Finance Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/1/23[4,7]	20,000	20,048
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 6.25%, 4/30/20[4,7]	1,424,147	906,707
Bass Pro Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/5/20[4]	410,857	406,491
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/17/20[4]	239,796	209,822

27      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[4,7]	$160,779	$159,523
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.75%, 10/4/18[4]	324,895	305,807
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/20/22[4,7]	317,951	316,461
BMC Foreign Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[4]	39,905	34,443
BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[4]	332,696	288,198
Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/20/21[4]	221,909	221,909
Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/15/22[4]	144,124	137,638
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[4]	141,350	141,741
Burger King, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/10/21[4]	230,594	231,243
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/13/21[4]	498,208	500,077
BWAY Holdings Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-7.00%, 8/14/20[4]	525,912	524,991
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[4,9]	146,278	134,088
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 10/31/16[4,9]	65,614	62,333
Tranche B6, 1.50%, 3/1/17[4,9]	306,497	289,639
Tranche B7, 1.50%, 1/28/18[4,9]	372,725	348,731
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[4]	893,469	846,842
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[4]	412,312	370,050
Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.50%, 5/27/22[4]	153,838	152,888
Tranche B3, 4.00%, 10/9/19[4]	249,354	249,536
Camping World, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/20/20[4]	294,986	294,617
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/10/19[4]	54,693	54,878
Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[4]	596,672	598,910
CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/5/21[4]	155,798	146,061
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[4]	536,473	517,697
CCO Safari III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche I, 3.50%, 1/23/23[4]	575,000	578,131
CEC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.00%, 2/14/21[4]	362,134	354,552

28      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[4]	$31,542	$31,562
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.25%, 8/28/20[4]	296,728	296,914
Tranche B3, 4.25%, 8/28/20[4]	90,423	90,479
Ceridian HCM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 4.50%, 9/15/20[4]	418,267	401,798
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/14/21[4]	80,730	70,908
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[4]	68,621	60,272
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[4]	56,635	49,744
Checkout Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/21[4]	370,400	316,229
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche G, 3.75%, 12/31/19[4]	63,143	62,288
Tranche H, 4.00%, 1/27/21[4]	300,490	296,471
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/10/20[4]	435,968	434,660
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 8/3/49[4,8,12]	39,438	100
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche D, 7.185%, 1/30/19[4]	1,616,691	1,210,245
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.935%, 7/30/19[4]	57,055	42,560
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 11/12/20[4]	375,000	328,125
CommScope, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/29/22[4]	104,475	104,780
Communications Sales & Leasing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 10/14/22[4]	538,262	529,291
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 6.25%, 12/15/21[4]	449,570	435,071
Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/14/21[4]	436,068	435,341
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[4]	326,132	317,163
Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/28/20[4]	311,590	306,254
ConvaTec, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/15/20[4]	378,005	379,658
Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[4]	227,524	227,524
Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[4]	284,845	279,148
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[4]	168,148	167,517
CPI Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/17/22[4]	233,939	235,109

29      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[4,7]	$406,385	$402,956
CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 7/5/21[4]	49,896	46,902
CT Technologies Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/18/21[4]	233,859	233,275
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[4]	322,588	316,540
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[4]	243,694	239,125
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/18/21[4,7]	215,243	209,324
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/29/20[4]	441,744	441,938
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/26/21[4]	4,200,000	4,221,655
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/25/22[4,7]	404,490	404,490
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[4]	884,660	866,967
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 6/8/20[4,7]	390,248	380,004
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-6.00%, 11/1/18[4,7]	312,972	312,972
Doncasters US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[4]	152,545	144,346
Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[4]	198,748	196,388
DPx Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[4]	390,451	387,766
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.00%, 3/31/21[4,7]	20,000	9,800
Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 5/4/18[4]	316,109	308,207
DTZ US Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/4/21[4]	249,372	249,580
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[4]	3,657,021	3,633,250
Eldorado Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/25/22[4]	222,412	223,154
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[4]	190,038	188,850
Endemol, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[4]	329,888	283,154
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 12/19/16[4]	5,250,000	5,252,189
Energy Transfer Equity LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.25%-4.00%, 12/2/19[4]	140,000	132,935
Envision Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 10/28/22[4]	324,188	325,538

30      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Epicor Software Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 6/1/22[4]	$232,762	$224,325
Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 1/31/20[4]	324,452	323,996
EWT Holdings III Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 1/15/21[4]	174,966	172,998
Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[4]	142,082	132,491
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[4]	314,530	229,607
Exopack/Coveris, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/8/19[4]	219,545	217,899
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[4]	632,529	631,738
Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[4]	124,367	120,740
Tranche C, 4.75%, 4/15/21[4]	1,075,017	1,029,329
Filtration Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/20[4]	146,297	146,114
First Advantage, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/30/22[4]	202,904	198,973
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.439%, 3/24/21[4]	886,715	889,929
Tranche B, 4.189%, 7/8/22[4]	100,000	100,089
Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[4]	512,240	503,980
FPC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[4]	403,193	354,810
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%-5.50%, 11/6/20[4]	610,526	601,113
Garda World Security Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%-5.50%, 11/6/20[4]	93,369	91,929
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[4]	355,650	341,868
Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.00%, 12/4/17[4]	213,568	212,501
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[4]	178,558	134,960
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[4]	477,474	445,543
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[4]	539,300	540,817
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 3.75%, 4/30/19[4]	161,337	161,892
Guggenheim Partners Investment Management, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/22/20[4]	183,145	183,565
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[4]	190,512	148,004
GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/27/21[4]	200,038	192,870

31      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[4]	$446,550	$449,676
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B3, 7.00%, 5/22/18[4]	34,216	33,845
Tranche B4, 6.00%, 8/4/19[4]	270,387	265,430
HCR Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[4]	190,471	159,101
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 8/13/21[4]	378,100	378,431
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[4]	149,948	147,605
Hilton Worldwide Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 10/26/20[4]	125,452	125,954
Hostess Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 8/3/22[4]	466,840	468,590
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/2/20[4]	564,577	560,343
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/9/22[4]	213,305	212,061
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[4]	377,565	376,975
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[4]	464,480	463,028
IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/6/21[4]	640,977	641,639
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.75%, 5/4/18[4]	313,201	313,453
Tranche B, 4.25%, 3/31/22[4]	77,090	76,396
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[4]	383,973	375,950
Informatica Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 8/5/22[4]	382,578	378,075
Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[4]	41,987	42,078
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[4]	155,982	153,057
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[4,7]	185,000	173,946
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/15/20[4]	298,562	266,218
Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 11/22/19[4]	111,587	103,218
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%-8.50%, 8/16/19[4]	131,773	113,325
International Lease Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 2/26/21[4,7]	3,320,000	3,337,118
Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[4,7]	388,927	388,927
Intrawest Operations Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/9/20[4]	219,071	219,482

32      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.75%, 5/15/18[4]	$213,985	$213,852
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/18/20[4]	712,109	713,889
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[4]	521,650	483,830
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 2/4/22[4]	161,028	132,043
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[4]	317,970	263,915
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[4]	89,964	65,674
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7.00%, 3/19/17[4]	125,024	125,337
J.C. Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 5/22/18[4]	487,251	488,287
Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/29/18[4]	251,150	248,638
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.00%, 7/29/22[4]	583,972	583,485
Tranche B2, 4.00%, 7/29/22[4]	190,091	189,933
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.00%, 1/24/17[4,7]	56,925	56,878
Kenan Advantage Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.50%, 1/31/17[4,7]	21,214	21,197
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/30/21[4,7]	328,248	328,863
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 8/26/22[4]	486,927	473,232
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/9/21[4]	542,241	540,885
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E1, 4.50%, 5/4/18[4]	367,787	368,286
Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/22/20[4]	110,692	110,969
Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/28/20[4]	260,471	261,122
Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[4]	1,030,769	901,923
Kraton Polymers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 1/6/22[4]	500,000	481,979
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 10/30/19[4]	226,707	226,962
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/14/21[4]	224,655	222,072
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[4]	206,116	206,567
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/15/18[4]	378,575	352,075

33      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Leighton Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/23/22[4]	$182,188	$182,643
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/16/19[4,7]	210,994	210,379
LHP Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.00%, 7/3/18[4]	75,731	75,352
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[4]	155,232	139,709
Linxens France SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 10/14/22[4]	314,213	314,213
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%, 4/18/19[4]	102,929	95,982
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/17/20[4]	45,073	41,130
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/13/20[4]	778,483	779,619
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 7/30/20[4]	414,592	415,006
MEG Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/31/20[4,7]	214,533	191,292
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[4]	252,538	250,012
Micro Focus US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/19/21[4]	435,506	435,615
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/28/20[4]	178,627	179,073
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/20[4]	142,255	141,031
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[4]	518,994	511,209
MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 10/21/21[4]	145,122	144,500
National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[4]	373,835	370,213
National Mentor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[4]	235,998	235,777
National Surgical Hospitals, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/22[4]	59,550	58,693
National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[4]	143,353	140,307
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/7/20[4]	608,475	578,558
Neiman Marcus, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[4,7]	496,269	473,760
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[4,7]	524,256	500,009
New Millennium Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 12/21/20[4]	264,030	205,943
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[4]	111,285	105,165

34      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/31/21[4]	$440,611	$432,900
Novelis, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 6/2/22[4]	225,892	225,073
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 7/1/20[4]	164,531	154,659
NRG Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.75%, 7/1/18[4]	546,543	545,120
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[4]	42,955	43,115
Numericable US LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.563%, 7/29/22[4]	188,501	188,649
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[4,7]	73,775	73,529
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/20/19[4]	167,691	169,368
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[4]	465,342	407,174
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[4]	361,682	168,182
Ortho-Clinical Diagnostics, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[4,7]	275,493	261,977
Packers Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/2/21[4]	54,125	54,396
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/8/20[4,7]	74,052	69,609
Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/17[4]	234,578	234,944
Penton Business Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 10/3/19[4]	236,933	236,044
Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 11/14/19[4]	120,997	121,602
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/22[4]	443,481	442,599
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/29/20[4]	141,805	141,096
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[4]	79,734	78,538
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[4]	326,877	326,877
Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[4]	406,192	365,573
Playa Resorts Holding BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/9/19[4]	184,275	181,511
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/7/17[4]	186,710	186,846
PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/24/20[4]	361,605	363,639
Prime Security Services Borrower LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/7/22[4,7]	260,000	261,259

35      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[4]	$265,923	$164,872
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/1/21[4]	577,100	578,783
PTL Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/12/23[4,7]	60,000	60,563
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/28/20[4]	229,964	229,940
Quorum Health Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 3/29/22[4,7]	220,000	219,966
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/21/20[4,7]	128,355	127,713
RCS Capital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 4/29/19[4,8]	358,032	244,357
RCS Capital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 8.00%, 8/4/16[4]	56,797	56,975
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/5/20[4]	374,043	374,686
Regal Cinemas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/1/22[4]	54,774	55,069
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[4,8,12]	280,573	1,403
Reynolds Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche BI, 4.50%, 12/1/18[4]	185,000	185,809
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[4]	63,202	63,518
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/25/22[4]	381,006	384,068
Road Infrastructure Investment, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/31/21[4]	277,698	271,450
Royal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/20/22[4]	198,500	197,663
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[4]	250,072	237,256
Sabine Oil & Gas Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.75%, 12/31/18[4,8]	205,632	5,912
Sabre GLBL, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/19/19[4,7]	399,133	400,672
Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.00%, 2/19/19[4]	114,251	114,703
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[4,7]	234,908	227,860
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[4]	66,838	39,100
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[4]	111,222	109,832
Tranche B2, 6.00%, 10/1/21[4]	294,142	290,557
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[4,7]	470,000	231,181

36      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.00%, 5/14/20[4]	$97,446	$97,568
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/30/20[4]	307,372	293,604
Securus Technologies Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[4]	87,678	79,495
Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/19/17[4]	82,500	63,594
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%-4.00%, 4/30/21[4]	210,360	209,045
Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[4]	142,313	141,174
SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[4,7]	160,449	108,704
Southcross Energy Partners LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 7/29/21[4]	203,441	167,669
SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 2.544%-4.00%, 4/10/20[4]	346,154	304,615
Staples Escrow LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 2/2/22[4]	397,500	398,576
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/2/20[4,7]	311,252	312,273
Sterigenics-Nordion Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/15/22[4]	423,498	423,498
Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/10/20[4]	123,281	121,432
Styrolution Group GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 11/7/19[4]	452,552	453,401
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[4]	530,117	519,673
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/21/19[4,7]	498,232	493,784
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/3/20[4]	488,449	487,228
Technicolor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/11/20[4,7]	460,757	459,605
Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/1/22[4]	187,902	186,337
Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.50%, 11/25/20[4]	396,494	44,110
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/22[4]	646,750	646,750
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[4]	463,752	420,855
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[4]	329,487	329,487
TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/4/21[4]	522,572	521,265
TransDigm, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 3.50%, 5/14/22[4]	197,740	196,133

37      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 10/9/18[4]	$233,458	$161,086
Travelport Finance Luxembourg Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/2/21[4]	250,000	250,860
Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 12/27/20[4]	467,883	466,786
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/19/20[4]	158,426	153,797
TTM Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/31/21[4,7]	198,641	194,916
TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/2/20[4]	214,980	192,944
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/22[4,7]	356,902	353,035
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C3, 4.00%, 3/1/20[4]	248,383	248,516
Tranche C4, 4.00%, 3/1/20[4]	366,587	366,979
US Farathane LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 12/23/21[4]	90,405	90,744
US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/19[4]	333,058	333,058
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/30/22[4]	399,000	400,621
US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[4]	215,057	206,097
USAGM HoldCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 7/28/22[4]	573,563	563,286
Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/3/19[4]	237,324	238,090
Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[4]	169,559	156,842
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/22[4]	104,407	104,668
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/12/19[4,7]	329,686	328,862
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/2/20[4]	931,280	688,759
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[4]	251,135	225,865
Western Digital Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 3/31/23[4,7]	15,000	14,784
Western Express, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.652%, 2/23/22[4]	982,800	958,525
Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21[4]	188,803	183,021
Tranche C, 5.00%, 12/17/21[4]	8,412	8,155
Wilton Brands LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 8/30/18[4]	154,147	139,503
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/28/19[4]	155,759	149,918

38      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Principal Amount	Value
Corporate Loans (Continued)
Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/1/20[4,7]	$428,283	$429,487
YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 6/4/18[4]	89,828	83,989
YRC Worldwide, Inc. Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.00%, 2/13/19[4]	600,452	540,407
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/6/21[4]	268,984	269,224

Total Corporate Loans (Cost $111,241,214)		107,283,141

	Shares
Structured Security—0.1%
Africa Telecommunications Media & Technology Fund 1 LLC[3] (Cost $10,000,000)	9,542,930	849,321

Counter- party		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.2%
CNH Currency Put[1]	RBS	CNH6.677	3/15/17	CNH	27,000,000	100,980
CNH Currency Put[1]	GSG	CNH6.800	4/5/17	CNH	578,000,000	1,825,902
CNH Currency Put[1]	BOA	CNH6.693	3/6/17	CNH	27,000,000	94,446
CNH Currency Put[1]	BOA	CNH6.906	1/24/17	CNH	28,000,000	54,040
CNH Currency Put[1]	BOA	CNH6.757	2/14/17	CNH	33,000,000	93,324

Total Over-the-Counter Options Purchased (Cost $2,699,884)						2,168,692

Counter- party		Pay/Receive Floating Rate	Floating Rate	Fixed Rate		Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Interest Rate Swap maturing 1/24/29 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	0.708%	1/22/19 JPY	795,000	139,105
Interest Rate Swap maturing 1/9/29 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.595	1/7/19 USD	9,500	328,434

39      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 11/21/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	0.850%	11/19/18 JPY	749,000	$108,958
Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17 JPY	8,024,000	597,585
Interest Rate Swap maturing 11/7/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.680	11/5/18 USD	9,500	286,926
Interest Rate Swap maturing 2/13/29 Call[1]	BAC	Receive	Three- Month USD BBA LIBOR	1.905	2/11/19 USD	5,000	284,721
Interest Rate Swap maturing 3/12/29 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.073	3/8/19 USD	6,000	311,478
Interest Rate Swap maturing 3/20/29 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.200	3/18/19 USD	5,000	240,497
Interest Rate Swap maturing 3/21/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.580	3/19/18 USD	14,400	359,442
Interest Rate Swap maturing 3/26/29 Put[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.185	3/22/19 USD	9,500	463,260

40      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

		Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 4/18/28 Call[1]	GSG	Receive	Three- Month USD BBA LIBOR	2.505%	4/16/18 USD	36,000	$1,002,352
Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Receive	Six-Month JPY BBA LIBOR	1.050	11/15/18 JPY	2,000,000	286,591

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $7,658,428)							4,409,349

	Shares
Investment Companies—18.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[10,11]	197,937,022	197,937,022
SPDR Gold Trust Exchange Traded Fund[1,13]	284,260	35,148,749

Total Investment Companies (Cost $231,769,880)		233,085,771

Total Investments, at Value (Cost $1,206,029,854)	100.4%	1,253,066,396
Net Other Assets (Liabilities)	(0.4)	(5,592,549)

Net Assets	100.0%	$1,247,473,847

Footnotes to Consolidated Statement of Investments

*April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $112,845,410. See Note 10 of accompanying Consolidated Notes.

3. Restricted security. The aggregate value of restricted securities at period end was $42,509,037, which represents 3.41% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$849,321	$9,150,679
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.703%, 6/15/32	1/9/13-7/10/13	18,742,997	17,706,938	1,036,059
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.713%, 6/15/32	1/9/13-1/25/13	5,574,307	5,388,259	186,048
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.733%, 9/15/41	4/19/13-5/29/13	21,630,310	18,564,519	3,065,791

		$55,947,614	$42,509,037	$13,438,577

4. Represents the current interest rate for a variable or increasing rate security.

41      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $56,942,695 or 4.56% of the Fund’s net assets at period end.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares April 29, 2016[a]
Oppenheimer Institutional Money Market Fund, Cl. E	138,198,466	377,274,524	317,535,968	197,937,022
Oppenheimer Master Loan Fund, LLC	1,370,520	—	1,370,520	—

		Value	Income	Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$197,937,022	$335,435	$—
Oppenheimer Master Loan Fund, LLC		—	162,705[b]	5,332,452[b]

Total		$197,937,022	$498,140	$5,332,452

 a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying

Consolidated Notes.

 b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield at period end.

12. Interest or dividend is paid-in-kind, when applicable.

13.	All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

	Shares Sold Short	Value
Securities Sold Short—(28.5)%
Common Stock Securities Sold Short—(28.5)%
AGCO Corp.	(235,290)	$(12,580,956)
Air Lease Corp., Cl. A	(441,900)	(13,469,112)
Aircastle Ltd.	(226,930)	(4,924,381)
Aker Solutions ASA[1]	(1,968,856)	(7,512,948)
Assurant, Inc.	(64,970)	(5,494,513)
athenahealth, Inc.[1]	(40,080)	(5,342,664)
Boeing Co. (The)	(112,694)	(15,191,151)
Camden Property Trust	(143,700)	(11,600,901)
Caterpillar, Inc.	(162,230)	(12,608,516)
CBL & Associates Properties, Inc.	(534,380)	(6,241,559)
Charter Communications, Inc., Cl. A1	(48,210)	(10,232,090)

42      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

	Shares Sold Short	Value
Common Stock Securities Sold Short (Continued)
Cheniere Energy, Inc.[1]	(230,870)	$(8,976,226)
Cie Financiere Richemont SA	(179,416)	(11,946,911)
CNH Industrial NV	(1,281,780)	(9,920,977)
Colgate-Palmolive Co.	(198,220)	(14,057,762)
Comcast Corp., Cl. A	(215,740)	(13,108,363)
Comerica, Inc.	(92,900)	(4,124,760)
Commerce Bancshares, Inc.	(183,104)	(8,572,929)
Deere & Co.	(190,300)	(16,006,133)
Ensco plc, Cl. A	(629,550)	(7,529,418)
Fastenal Co.	(109,940)	(5,144,093)
Franklin Resources, Inc.	(272,160)	(10,162,454)
Gulfmark Offshore, Inc., Cl. A1	(506,940)	(3,437,053)
Intel Corp.	(314,110)	(9,511,251)
Oracle Corp.	(270,220)	(10,770,969)
Pennsylvania Real Estate Investment Trust	(637,640)	(14,627,462)
Procter & Gamble Co. (The)	(152,260)	(12,199,071)
Rio Tinto plc, Sponsored ADR	(161,327)	(5,430,267)
RLJ Lodging Trust	(367,660)	(7,746,596)
Southern Copper Corp.	(468,915)	(13,912,708)
Subsea 7 SA1	(1,679,269)	(15,383,597)
Tidewater, Inc.	(688,120)	(6,027,931)
Tiffany & Co.	(151,955)	(10,841,989)
Transocean Ltd.	(80,252)	(889,192)
W.W. Grainger, Inc.	(21,670)	(5,082,048)
Walt Disney Co. (The)	(50,520)	(5,216,695)
Weingarten Realty Investors	(391,883)	(14,468,320)
Zions Bancorporation	(190,890)	(5,253,293)

Total Securities Sold Short (Proceeds $335,684,824)		$(355,547,259)

Forward Currency Exchange Contracts as of April 29, 2016
Counter-party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BOA	06/2016	NOK	13,770	USD	1,681	$29,115	$—
BOA	06/2016	USD	11,956	CAD	15,525	—	417,737
BOA	06/2016	USD	3,829	SEK	31,200	—	63,956
BOA	06/2016	USD	1,273	THB	45,000	—	13,360
CITNA-B	06/2016	CHF	750	USD	771	12,149	—
CITNA-B	06/2016	USD	16,927	AUD	22,240	53,081	—
CITNA-B	06/2016	USD	1,047	CAD	1,350	—	28,983
CITNA-B	06/2016	USD	27,909	EUR	24,605	—	309,565
CITNA-B	06/2016	USD	1,285	THB	45,000	—	1,956
DEU	06/2016	USD	307	SEK	2,540	—	10,075
GSCO-OT	06/2016	USD	786	CAD	1,045	—	46,557
GSCO-OT	04/2017	USD	9,183	CNH	61,000	—	20,805
JPM	06/2016	USD	1,974	AUD	2,610	23	6,055
JPM	06/2016	USD	1,650	EUR	1,445	—	7,345
JPM	06/2016	USD	937	JPY	105,000	—	51,486

43      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter-party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	06/2016	USD	22,162	THB	771,000	$115,883	$—
MSCO	06/2016	NOK	142,740	USD	17,128	595,432	—
MSCO	06/2016	USD	13,641	CHF	13,150	—	98,465
MSCO	06/2016	USD	16,026	JPY	1,783,000	—	755,780
NOM	06/2016	USD	1,193	CHF	1,135	7,078	—
NOM	06/2016	USD	1,625	EUR	1,445	—	31,966
TDB	06/2016	USD	956	JPY	105,000	—	31,933

Total Unrealized Appreciation and Depreciation						$812,761	$1,896,024

Futures Contracts as of April 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
Euro-BTP	EUX	Sell	6/8/16	75	$11,846,973	$35,266
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	114	14,827,125	33,529

						$68,795

Over-the-Counter Options Written at April 29, 2016
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
CNH Currency Put	GSG	CNH	7.500	4/5/17	CNH	(637,500,000)	$792,200	$(628,575)

Centrally Cleared Credit Default Swaps at April 29, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.24	Buy	5.000%	6/20/20	USD	19,206	$1,485,497	$(1,012,811)
CDX.IG.25	Sell	1.000	12/20/20	USD	46,105	(488,724)	398,535
CDX.IG.25	Sell	1.000	12/20/20	USD	1,400	(7,242)	12,102
iTraxx.Main.24	Buy	1.000	12/20/20	EUR	2,750	35,224	(40,641)
iTraxx.Main.24	Buy	1.000	12/20/20	EUR	40,044	642,532	(591,795)

Total Centrally Cleared Credit Default Swaps						$1,667,287	$(1,234,610)

Over-the-Counter Credit Default Swaps at April 29, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	1,407	$74,649	$(71,327)
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	471	(48,278)	41,916
CDX.HY.25	CITNA-B	Buy	5.000	12/20/20	USD	936	(109,330)	83,299
CDX.HY.25	CITNA-B	Sell	5.000	12/20/18	USD	470	178,894	(176,661)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	157	97,340	(97,133)
CDX.HY.25	CITNA-B	Sell	5.000	12/20/20	USD	312	202,583	(193,030)
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	7,500	(230,208)	(380,208)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	1,920	1,071,501	(721,653)
CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	583	318,928	(219,383)

44      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.NA.HY.25	GSG	Buy	5.000%	12/20/20	USD	7,500	$(1,297,917)	$667,458
CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	2,500	1,659,201	(1,546,711)
Kingdom of Spain	BAC	Buy	1.000	6/20/21	USD	4,330	(11,109)	(17,426)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	1,070	2,874	(6,887)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	1,897	(7,819)	(12,211)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	953	6,706	(6,134)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	2,050	4,518	(13,195)
Kingdom of Spain	BOA	Buy	1.000	12/20/20	USD	28,700	151,476	(184,738)
Malaysia	BAC	Buy	1.000	12/20/20	USD	2,900	(136,197)	62,580
Malaysia	BAC	Buy	1.000	12/20/20	USD	854	(35,262)	18,429
Malaysia	BNP	Buy	1.000	6/20/21	USD	3,820	(112,656)	116,615
Malaysia	BNP	Buy	1.000	12/20/20	USD	1,811	(51,082)	39,080
Malaysia	BNP	Buy	1.000	12/20/20	USD	761	(26,351)	16,422
Malaysia	BNP	Buy	1.000	12/20/20	USD	10,000	(651,135)	215,792
Malaysia	CITNA-B	Buy	1.000	12/20/20	USD	4,295	(209,624)	92,683
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	10,000	(502,319)	215,792
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	1,360	(97,694)	86,513
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	3,226	(386,319)	205,215
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	641	(24,558)	40,776
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	570	(21,466)	36,259
Portuguese Republic	GSG	Buy	1.000	12/20/20	USD	17,200	(596,516)	1,094,141
Portuguese Republic	GSG	Buy	1.000	6/20/21	USD	2,870	(236,484)	215,206
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	1,819	56,734	(60,747)
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	362	13,517	(12,089)
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	322	12,251	(10,753)
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	767	24,849	(25,614)
Republic of Austria	GSG	Buy	1.000	6/20/21	USD	1,620	57,372	(56,711)
Republic of Austria	GSG	Buy	1.000	12/20/20	USD	9,700	356,896	(323,938)
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	2,457	(24,305)	20,429
Republic of Italy	BAC	Buy	1.000	6/20/21	USD	5,190	(105,907)	63,173
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	1,140	1,225	9,479
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	2,273	(39,705)	18,899
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	1,282	(738)	10,660
Republic of Italy	GSG	Buy	1.000	12/20/20	USD	34,400	(68,209)	286,028

Total Over-the-Counter Credit Default Swaps							$(739,674)	$(479,705)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt	$47,505,000	$—	BBB+
Indexes
Non-Investment Grade Corporate Debt	$5,942,049	$17,814,000	B to CCC
Indexes

Total	$53,447,049	$17,814,000

45      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swaps at April 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.660%	3/12/21	CNY	8,500	$(17,077)
		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.565	2/22/21	CNY	11,000	(26,097)
		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.605	3/26/21	CNY	19,340	(43,764)
		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.595	3/19/21	CNY	9,200	(21,150)
		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.900	7/24/20	CNY	84,000	(31,520)
		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.730	11/6/20	CNY	15,000	(21,067)
		Three-Month CNY
BOA	Pay	CNREPOFIX=CFXS	2.450	1/25/21	CNY	8,250	(22,692)
		Three-Month CNY
GSG	Pay	CNREPOFIX=CFXS	2.830	8/14/20	CNY	19,000	(13,936)

Total Over-the-Counter Interest Rate Swaps							$(197,303)

Over-the-Counter Total Return Swaps at April 29, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
Blackstone Group LP (The)	GSG	Receive	Twelve-Month USD BBA LIBOR plus 70 basis points	1/13/17	USD	10,422	$(715,791)
GSEHOPCN Custom Basket	GSG	Pay	One-Month HKD HIBOR HKAB minus 25 basis points	5/27/16	HKD	58,514	(216,911)

Total Over-the-Counter Total Return Swaps							$(932,702)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA

46      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Counterparty Abbreviations (Continued)
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
THB	Thailand Baht

Definitions
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BTP	Italian Treasury Bonds
CDX.HY.21	Markit CDX High Yield Index
CDX.HY.24	Markit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CNREPOFIX=CFXS	Repurchase Fixing Rates
GSEHOPCN	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

See accompanying Notes to Consolidated Financial Statements.

47      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES April 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,008,092,832)	$1,055,129,374
Affiliated companies (cost $197,937,022)	197,937,022

1,253,066,396

Cash	335,938

Cash—foreign currencies (cost $34,690,425)	35,825,618

Cash used for collateral on futures	526,000

Cash used for collateral on OTC derivatives	2,270,000

Cash used for collateral on centrally cleared swaps	2,741,668

Deposits with broker for securities sold short	303,907,132

Unrealized appreciation on forward currency exchange contracts	812,761

Swaps, at value (premiums paid $4,780,827)	3,656,844

Centrally cleared swaps, at value (premiums paid $495,966)	410,637

Receivables and other assets:
Investments sold (including $7,967,217 sold on a when-issued or delayed delivery basis)	14,754,431
Shares of beneficial interest sold	5,659,059
Interest and dividends	3,441,876
Variation margin receivable	30,043
Other	181,132

Total assets	1,627,619,535

Liabilities
Securities sold short, at value (proceeds $335,684,824) - see accompanying statement of investments	355,547,259

Unrealized depreciation on forward currency exchange contracts	1,896,024

Options written, at value (premiums received $792,200)	628,575

Swaps, at value (premiums received $4,041,153)	5,266,554

Centrally cleared swaps, at value (premiums received $2,163,253 )	1,645,247

Payables and other liabilities:
Investments purchased (including $3,337,343 purchased on a when-issued or delayed delivery basis)	12,867,035
Shares of beneficial interest redeemed	1,147,875
Dividends	665,721
Trustees’ compensation	204,776
Distribution and service plan fees	175,692
Variation margin payable	12,469
Shareholder communications	10,058
Other	78,403

Total liabilities	380,145,688

Net Assets	$1,247,473,847

48      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Composition of Net Assets
Par value of shares of beneficial interest	$478,941

Additional paid-in capital	1,225,874,843

Accumulated net investment income	4,933,233

Accumulated net realized loss on investments and foreign currency transactions	(9,333,130)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	25,519,960

Net Assets	$1,247,473,847

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $683,542,479 and 26,048,688 shares of beneficial interest outstanding)	$26.24
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$27.84

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,045,876 and 428,812 shares of beneficial interest outstanding)	$23.43

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $138,177,104 and 5,897,688 shares of beneficial interest outstanding)	$23.43

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $82,522,798 and 3,062,495 shares of beneficial interest outstanding)	$26.95

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,369,011 and 729,592 shares of beneficial interest outstanding)	$25.18

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $314,816,579 and 11,726,816 shares of beneficial interest outstanding)	$26.85

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

49      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended April 29, 20161 Unaudited

Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$162,456
Dividends	249
Net expenses	(10,367)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	152,338

Investment Income
Interest	8,620,893

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $162,018)	8,097,288
Affiliated companies	335,435

Total investment income	17,053,616

Expenses
Management fees	4,693,690

Distribution and service plan fees:
Class A	804,387
Class B	58,361
Class C	647,187
Class R	43,174

Transfer and shareholder servicing agent fees:
Class A	732,193
Class B	12,919
Class C	143,033
Class I	10,089
Class R	19,158
Class Y	209,811

Shareholder communications:
Class A	18,333
Class B	1,738
Class C	3,593
Class I	212
Class R	462
Class Y	1,776

Dividends on short sales	2,802,920

Financing expense from short sales	530,791

Trustees’ compensation	17,203

Borrowing fees	7,940

Custodian fees and expenses	3,589

Other	151,365

Total expenses	10,913,924
Less reduction to custodian expenses	(45)
Less waivers and reimbursements of expenses	(212,663)

Net expenses	10,701,216

Net Investment Income	6,504,738

50      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$5,483,965
Closing and expiration of futures contracts	(698,812)
Foreign currency transactions	(3,674,068)
Short positions	1,552,263
Swap contracts	(4,812,731)

Net realized loss allocated from Oppenheimer Master Loan Fund, LLC	(5,332,452)

Net realized loss	(7,481,835)

Net change in unrealized appreciation/depreciation on:
Investments	(12,105,226)
Translation of assets and liabilities denominated in foreign currencies	622,184
Futures contracts	334,229
Option contracts written	163,625
Short positions	(17,859,529)
Swap contracts	229,323

Net change in unrealized appreciation/depreciation allocated from Oppenheimer Master Loan
Fund, LLC	4,690,587

Net change in unrealized appreciation/depreciation	(23,924,807)
Net Decrease in Net Assets Resulting from Operations	$(24,901,904)

1. April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

2. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes. See Note 4 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

51      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 29, 2016[1] (Unaudited)	Year Ended October 30, 2015[1]
Operations
Net investment income	$6,504,738	$8,416,093

Net realized gain (loss)	(7,481,835)	37,862,034

Net change in unrealized appreciation/depreciation	(23,924,807)	(21,447,350)

Net increase (decrease) in net assets resulting from operations	(24,901,904)	24,830,777

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,490,406)	(11,377,733)
Class B	(41,676)	(264,034)
Class C	(422,888)	(1,406,772)
Class I	(587,576)	(245)
Class R	(58,448)	(264,122)
Class Y	(1,050,986)	(395,622)

	(5,651,980)	(13,708,528)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	59,782,897	(8,609,111)
Class B	(3,802,044)	(11,336,193)
Class C	24,921,258	5,538,324
Class I	25,267,821	58,913,333
Class R	1,710,242	(381,009)
Class Y	232,520,231	67,220,726

	340,400,405	111,346,070

Net Assets
Total increase	309,846,521	122,468,319

Beginning of period	937,627,326	815,159,007

End of period (including accumulated net investment income (loss) of $4,933,233 and $4,080,475, respectively)	$1,247,473,847	$937,627,326

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Consolidated Notes.

See accompanying Notes to Consolidated Financial Statements.

52      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$27.00	$26.64	$24.48	$23.35	$25.55	$26.01

Income (loss) from investment operations:
Net investment income (loss)[2]	0.16	0.30	0.29	0.30	0.04	(0.17)
Net realized and unrealized gain (loss)	(0.78)	0.53	1.87	0.83	(0.10)	0.22

Total from investment operations	(0.62)	0.83	2.16	1.13	(0.06)	0.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.47)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(2.13)	(0.51)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.14)	(0.47)	0.00	0.00	(2.14)	(0.51)

Net asset value, end of period	$26.24	$27.00	$26.64	$24.48	$23.35	$25.55

Total Return, at Net Asset Value[3]	(2.30)%	3.18%	8.82%	4.84%	0.03%	0.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$683,542	$642,670	$642,789	$668,235	$774,007	$1,024,109

Average net assets (in thousands)	$669,656	$636,510	$662,351	$721,521	$870,856	$1,165,257

Ratios to average net assets:[4]
Net investment income (loss)	1.23%[5]	1.14%[5]	1.12%[5]	1.25%[5]	0.19%[5]	(0.65)%
Expenses excluding specific expenses listed below	1.35%[5]	1.39%[5]	1.42%[5]	1.44%[5]	1.40%[5]	1.33%[5]
Dividends and/or interest expense on securities sold short	0.52%	0.60%	0.55%	0.58%	0.31%	0.11%
Borrowing expenses on securities sold short	0.10%	0.18%	0.42%	0.02%	0.14%	0.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.97%[5]	2.17%[5]	2.39%[5]	2.04%[5]	1.85%[5]	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.93%[5]	2.12%[5]	2.25%[5]	1.97%[5]	1.78%[5]	1.52%

Portfolio turnover rate	80%	62%	44%	76%	212%	181%

53      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.01%
Year Ended October 30, 2015	2.18%
Year Ended October 31, 2014	2.40%
Year Ended October 31, 2013	2.06%
Year Ended October 31, 2012	1.90%
Year Ended October 31, 2011	1.62%

See accompanying Notes to Consolidated Financial Statements.

54      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class B	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$24.15	$23.84	$22.08	$21.25	$23.63	$24.32

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	0.15	0.08	0.08	(0.15)	(0.38)
Net realized and unrealized gain (loss)	(0.70)	0.42	1.68	0.75	(0.09)	0.20

Total from investment operations	(0.64)	0.57	1.76	0.83	(0.24)	(0.18)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.26)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(2.13)	(0.51)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.26)	0.00	0.00	(2.14)	(0.51)

Net asset value, end of period	$23.43	$24.15	$23.84	$22.08	$21.25	$23.63

Total Return, at Net Asset Value[3]	(2.66)%	2.40%	7.97%	3.91%	(0.79)%	(0.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,046	$14,201	$25,296	$34,346	$46,780	$68,426

Average net assets (in thousands)	$11,783	$19,249	$30,329	$40,057	$56,004	$82,022

Ratios to average net assets:[4]
Net investment income (loss)	0.47%[5]	0.61%[5]	0.34%[5]	0.35%[5]	(0.70)%[5]	(1.55)%
Expenses excluding specific expenses listed below	2.13%[5]	2.16%[5]	2.29%[5]	2.46%[5]	2.40%[5]	2.33%
Dividends and/or interest expense on securities sold short	0.52%	0.60%	0.55%	0.58%	0.31%	0.11%
Borrowing expenses on securities sold short	0.10%	0.18%	0.42%	0.02%	0.14%	0.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.75%[5]	2.94%[5]	3.26%[5]	3.06%[5]	2.85%[5]	2.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.71%[5]	2.89%[5]	3.06%[5]	2.86%[5]	2.67%[5]	2.43%

Portfolio turnover rate	80%	62%	44%	76%	212%	181%

55      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.79%
Year Ended October 30, 2015	2.95%
Year Ended October 31, 2014	3.27%
Year Ended October 31, 2013	3.08%
Year Ended October 31, 2012	2.90%
Year Ended October 31, 2011	2.62%

See accompanying Notes to Consolidated Financial Statements.

56      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class C	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$24.15	$23.89	$22.12	$21.26	$23.62	$24.27

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	0.09	0.08	0.10	(0.12)	(0.35)
Net realized and unrealized gain (loss)	(0.70)	0.47	1.69	0.76	(0.10)	0.21

Total from investment operations	(0.64)	0.56	1.77	0.86	(0.22)	(0.14)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.30)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(2.13)	(0.51)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.08)	(0.30)	0.00	0.00	(2.14)	(0.51)

Net asset value, end of period	$23.43	$24.15	$23.89	$22.12	$21.26	$23.62

Total Return, at Net Asset Value[3]	(2.66)%	2.39%	8.00%	4.05%	(0.71)%	(0.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$138,177	$117,152	$110,383	$112,993	$135,750	$199,765

Average net assets (in thousands)	$130,907	$111,050	$112,984	$122,514	$160,258	$233,997

Ratios to average net assets:[4]
Net investment income (loss)	0.48%[5]	0.38%[5]	0.36%[5]	0.48%[5]	(0.59)%[5]	(1.40)%
Expenses excluding specific expenses listed below	2.11%[5]	2.14%[5]	2.19%[5]	2.21%[5]	2.17%[5]	2.08%
Dividends and/or interest expense on securities sold short	0.52%	0.60%	0.55%	0.58%	0.31%	0.11%
Borrowing expenses on securities sold short	0.10%	0.18%	0.42%	0.02%	0.14%	0.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.73%[5]	2.92%[5]	3.16%[5]	2.81%[5]	2.62%[5]	2.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.69%[5]	2.87%[5]	3.02%[5]	2.74%[5]	2.55%[5]	2.27%

Portfolio turnover rate	80%	62%	44%	76%	212%	181%

57      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.77%
Year Ended October 30, 2015	2.93%
Year Ended October 31, 2014	3.17%
Year Ended October 31, 2013	2.83%
Year Ended October 31, 2012	2.67%
Year Ended October 31, 2011	2.37%

See accompanying Notes to Consolidated Financial Statements.

58      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Class I	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Period Ended October 31, 2013[2]
Per Share Operating Data
Net asset value, beginning of period	$27.79	$27.41	$25.09	$24.32
Income (loss) from investment operations:
Net investment income[3]	0.22	0.28	0.42	0.34
Net realized and unrealized gain (loss)	(0.79)	0.69	1.90	0.43
Total from investment operations	(0.57)	0.97	2.32	0.77
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	(0.59)	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(0.27)	(0.59)	0.00	0.00
Net asset value, end of period	$26.95	$27.79	$27.41	$25.09

Total Return, at Net Asset Value[4]	(2.07)%	3.62%	9.25%	3.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,523	$59,214	$11	$10
Average net assets (in thousands)	$67,763	$8,550	$11	$10
Ratios to average net assets:[5,6]
Net investment income	1.65%	1.06%	1.57%	2.07%
Expenses excluding specific expenses listed below	0.93%	0.82%	0.95%	1.26%
Dividends and/or interest expense on securities sold short	0.52%	0.60%	0.55%	0.58%
Borrowing expenses on securities sold short	0.10%	0.18%	0.42%	0.02%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.55%	1.60%	1.92%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%	1.55%	1.79%	1.79%
Portfolio turnover rate	80%	62%	44%	76%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.59%
Year Ended October 30, 2015	1.61%
Year Ended October 31, 2014	1.93%
Period Ended October 31, 2013	1.88%

See accompanying Notes to Consolidated Financial Statements.

59      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$25.89	$25.55	$23.54	$22.53	$24.80	$25.34
Income (loss) from investment operations:
Net investment income (loss)[2]	0.12	0.22	0.21	0.21	(0.03)	(0.24)
Net realized and unrealized gain (loss)	(0.74)	0.52	1.80	0.80	(0.10)	0.21
Total from investment operations	(0.62)	0.74	2.01	1.01	(0.13)	(0.03)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.40)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(2.13)	(0.51)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.09)	(0.40)	0.00	0.00	(2.14)	(0.51)
Net asset value, end of period	$25.18	$25.89	$25.55	$23.54	$22.53	$24.80

Total Return, at Net Asset Value[3]	(2.41)%	2.92%	8.54%	4.48%	(0.27)%	(0.18)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,369	$17,141	$17,302	$20,410	$27,181	$39,916
Average net assets (in thousands)	$17,521	$16,942	$19,224	$23,822	$33,095	$45,004
Ratios to average net assets:[4]
Net investment income (loss)	0.98%[5]	0.85%[5]	0.85%[5]	0.92%[5]	(0.14)%[5]	(0.95)%
Expenses excluding specific expenses listed below	1.61%[5]	1.64%[5]	1.72%[5]	1.76%[5]	1.73%[5]	1.63%
Dividends and/or interest expense on securities sold short	0.52%	0.60%	0.55%	0.58%	0.31%	0.11%
Borrowing expenses on securities sold short	0.10%	0.18%	0.42%	0.02%	0.14%	0.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	2.23%[5]	2.42%[5]	2.69%[5]	2.36%[5]	2.18%[5]	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.19%[5]	2.37%[5]	2.54%[5]	2.29%[5]	2.11%[5]	1.82%
Portfolio turnover rate	80%	62%	44%	76%	212%	181%

60      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	2.27%
Year Ended October 30, 2015	2.43%
Year Ended October 31, 2014	2.70%
Year Ended October 31, 2013	2.38%
Year Ended October 31, 2012	2.23%
Year Ended October 31, 2011	1.92%

See accompanying Notes to Consolidated Financial Statements.

61      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$27.68	$27.32	$25.05	$23.84	$25.97	$26.35
Income (loss) from investment operations:
Net investment income (loss)[2]	0.20	0.31	0.34	0.38	0.10	(0.09)
Net realized and unrealized gain (loss)	(0.79)	0.60	1.93	0.83	(0.09)	0.22
Total from investment operations	(0.59)	0.91	2.27	1.21	0.01	0.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.55)	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	0.00	0.00	0.00	(2.13)	(0.51)
Tax return of capital distribution	0.00	0.00	0.00	0.00	(0.01)	0.00
Total dividends and/or distributions to shareholders	(0.24)	(0.55)	0.00	0.00	(2.14)	(0.51)
Net asset value, end of period	$26.85	$27.68	$27.32	$25.05	$23.84	$25.97

Total Return, at Net Asset Value[3]	(2.18)%	3.43%	9.06%	5.08%	0.32%	0.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$314,817	$87,249	$19,378	$11,237	$16,234	$53,803
Average net assets (in thousands)	$193,669	$34,589	$14,096	$12,213	$28,561	$58,196
Ratios to average net assets:[4]
Net investment income (loss)	1.47%[5]	1.13%[5]	1.27%[5]	1.52%[5]	0.41%[5]	(0.34)%
Expenses excluding specific expenses listed below	1.14%[5]	1.10%[5]	1.78%[5]	1.19%[5]	1.15%[5]	1.01%
Dividends and/or interest expense on securities sold short	0.52%	0.60%	0.55%	0.58%	0.31%	0.11%
Borrowing expenses on securities sold short	0.10%	0.18%	0.42%	0.02%	0.14%	0.13%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%
Total expenses[7]	1.76%[5]	1.88%[5]	2.75%[5]	1.79%[5]	1.60%[5]	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%[5]	1.83%[5]	2.04%[5]	1.72%[5]	1.53%[5]	1.20%
Portfolio turnover rate	80%	62%	44%	76%	212%	181%

62      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Consolidated Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.80%
Year Ended October 30, 2015	1.89%
Year Ended October 31, 2014	2.76%
Year Ended October 31, 2013	1.81%
Year Ended October 31, 2012	1.65%
Year Ended October 31, 2011	1.30%

See accompanying Notes to Consolidated Financial Statements.

63      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Fundamental Alternatives Fund (the “Fund”), formerly known as Oppenheimer Flexible Strategies Fund, a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Fundamental Alternatives Fund (Cayman) Ltd., which is wholly-owned and

64      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 11,463 shares with net assets of $35,111,891 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$35,148,749
Net assets	$35,111,891
Net income (loss)	$(134,941)
Net realized gain (loss)	$—
Net change in unrealized appreciation/depreciation	$3,457,165

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of

65      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees

66      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

2. Significant Accounting Policies (Continued)

and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement. The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended October 30, 2015, the Fund utilized $38,791,182 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$2,012,388

At period end, it is estimated that the capital loss carryforwards would be $9,494,223, which

67      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,210,675,734
Federal tax cost of other investments	(329,447,761)

Total federal tax cost	$881,227,973

Gross unrealized appreciation	$97,212,587
Gross unrealized depreciation	(76,347,626)

Net unrealized appreciation	$20,864,961

Recent Accounting Pronouncement. In May 2015, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2015-07. This is an update to Fair Value Measurement Topic 820. Under the amendments in this ASU, investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient should not be categorized in the fair value hierarchy. ASU 2015-07 is effective for financial statements issued for fiscal years beginning after December 31, 2015, and interim periods within those fiscal years, with early adoption permitted.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a

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3. Securities Valuation (Continued)

scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or

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3. Securities Valuation (Continued)

broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair

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value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

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3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$28,940,173	$65,512	$—	$29,005,685
Consumer Staples	39,076,859	—	—	39,076,859
Energy	56,196,305	—	—	56,196,305
Financials	96,914,265	—	—	96,914,265
Health Care	91,376,541	14,175,313	—	105,551,854
Industrials	118,444,064	—	—	118,444,064
Information Technology	77,898,044	3,439,901	—	81,337,945
Materials	43,898,596	—	—	43,898,596
Telecommunication Services	31,773,421	—	—	31,773,421
Utilities	32,789,129	—	—	32,789,129
Preferred Stocks	—	12,983,675	—	12,983,675
Asset-Backed Securities	—	79,846,057	18,564,519	98,410,576
Mortgage-Backed Obligations	—	60,864,452	—	60,864,452
Non-Convertible Corporate Bonds and Notes	—	94,400,867	—	94,400,867
Convertible Corporate Bond and
Note	—	3,622,429	—	3,622,429
Corporate Loans	—	107,041,490	241,651	107,283,141
Structured Security	—	—	849,321	849,321
Over-the-Counter Options Purchased	—	2,168,692	—	2,168,692
Over-the-Counter Interest Rate
Swaptions Purchased	—	4,409,349	—	4,409,349
Investment Companies	233,085,771	—	—	233,085,771

Total Investments, at Value	850,393,168	383,017,737	19,655,491	1,253,066,396
Other Financial Instruments:
Swaps, at value	—	3,656,844	—	3,656,844
Centrally cleared swaps, at value	—	410,637	—	410,637
Futures contracts	68,795	—	—	68,795
Forward currency exchange contracts	—	812,761	—	812,761

Total Assets	$850,461,963	$387,897,979	$19,655,491	$1,258,015,433

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(320,703,803)	$(34,843,456)	$—	$(355,547,259)
Swaps, at value	—	(5,266,554)	—	(5,266,554)
Centrally cleared swaps, at value	—	(1,645,247)	—	(1,645,247)
Options written, at value	—	(628,575)	—	(628,575)
Forward currency exchange contracts	—	(1,896,024)	—	(1,896,024)

Total Liabilities	$(320,703,803)	$(44,279,856)	$—	$(364,983,659)

Forward currency exchange contracts and futures contracts, if any, are reported at their

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3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of October 30, 2015	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/ discount[a]

Assets Table
Investments, at Value:
Asset-Backed Securities	$20,581,739	$185,509	$(1,568,016)	$205,739
Corporate Loans	252,794	115	(413)	169
Structured Security	895,986	—	(46,665)	—

Total Assets	$21,730,519	$185,624	$(1,615,094)	$205,908

a. Included in net investment income.

	Purchases	Sales	Value as of April 29, 2016

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$(840,452)	$18,564,519
Corporate Loans	2	(11,016)	241,651
Structured Security	—	—	849,321

Total Assets	$2	$ (851,468)	$19,655,491

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to Level 3 investments still held at period end:

Change in unrealized appreciation/ depreciation

Assets Table
Investments, at Value
Asset-Backed Securities	$(1,568,016)
Corporate Bonds and Notes	(413)
Structured Security	(46,665)

Total	$(1,615,094)

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

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3. Securities Valuation (Continued)

	Value as of April 29, 2016	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used

Assets Table
Investments, at Value:
Asset-Backed Securities	$18,564,519	Pricing service	N/A	N/A	N/A (a)
Corporate Loans	241,627	Pricing service	N/A	N/A	N/A (a)
		Estimated re-			0.01% of par
Corporate Loans	24	covery proceeds	Nominal Value	N/A	(b)
		Discount to
		Capital Account
Structured Security	849,321	Balance	Discount rate	N/A	84% (c)
			Capital Account
			Balance	N/A	$5,343,050 (c)

Total	$19,655,491

(a) Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

(b) The Fund fair values certain corporate loans using a nominal value to reflect the low probability of future recovery. The Manager monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation. A significant increase (decrease) in the future distribution amount, or a significant increase (decrease) to the probability of payment rate, will result in a significant increase (decrease) to the fair value of the investment.

(c) The Fund fair values the structured security at a discount to the selected capital account balance to reflect uncertainty and illiquidity. A significant decrease (increase) to the discount rate, or a significant increase (decrease) to the capital account balance, will result in a significant increase (decrease) to the fair vale of the investment.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may

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4. Investments and Risks (Continued)

invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. At period end, the Fund no longer held the Master Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

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4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$3,337,343
Sold securities	7,967,217

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

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Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest payment. Information concerning securities not accruing income at period end is as follows:

Cost	$926,772
Market Value	$251,796
Market Value as % of Net Assets	0.02%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $834,791, representing 0.07% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

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5. Market Risk Factors (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of

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6. Use of Derivatives (Continued)

Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $18,335,371 and $105,796,603, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement

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6. Use of Derivatives (Continued)

of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $20,466,006 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,563,191 on purchased put options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or,

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6. Use of Derivatives (Continued)

if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $89,796 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 30, 2015	—	$—
Options written	637,500,000	792,200
Options closed or expired	—	—
Options exercised	—	—

Options outstanding as of April 29, 2016	637,500,000	$792,200

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to

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6. Use of Derivatives (Continued)

similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $208,175,542 and $57,749,176 on credit default swaps to buy protection and credit

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6. Use of Derivatives (Continued)

default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $2,507,641 and $18,477,881 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

contract.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $10,706,085 and $18,179,284 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $3,413,544 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

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6. Use of Derivatives (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $6,188,700.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$270,925	$(270,925)	$–	$–	$–

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Barclays Bank plc	$572,412	$(165,056)	$–	$(407,356)	$–
BNP Paribas	387,909	–	(387,909)	–	–
Citibank NA	283,128	(283,128)	–	–	–
Goldman Sachs Group, Inc. (The)	8,498,084	(3,721,956)	(3,713,283)	–	1,062,845
JPMorgan Chase Bank NA	115,906	(64,886)	(51,020)	–	–
Morgan Stanley	215,792	–	–	–	215,792
Morgan Stanley Capital Services, Inc.	595,432	(595,432)	–	–	–
Nomura Global Financial Products, Inc.	7,078	(7,078)	–	–	–
Royal Bank of Scotland plc (The)	100,980	–	–	–	100,980

	$11,047,646	$(5,108,461)	$(4,152,212)	$(407,356)	$1,379,617

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(863,158)	$270,925	$–	$330,000	$(262,233)
Barclays Bank plc	(165,056)	165,056	–	–	–
Citibank NA	(1,980,516)	283,128	–	1,697,388	–
Deutsche Bank Securities, Inc.	(10,075)	–	–	10,000	(75)
Goldman Sachs Bank USA	(67,362)	–	–	–	(67,362)
Goldman Sachs Group, Inc. (The)	(3,721,956)	3,721,956	–	–	–
JPMorgan Chase Bank NA	(64,886)	64,886	–	–	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Morgan Stanley Capital Services, Inc.	$(854,245)	$595,432	$–	$–	$(258,813)
Nomura Global Financial Products, Inc.	(31,966)	7,078	–	–	(24,888)
Toronto Dominion Bank	(31,933)	–	–	–	(31,933)

	$(7,791,153)	$5,108,461	$–	$2,037,388	$(645,304)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value

Credit contracts	Swaps, at value	$3,656,844	Swaps, at value	$4,136,549
Equity contracts			Swaps, at value	932,702
Interest rate contracts			Swaps, at value	197,303
Credit contracts	Centrally cleared swaps, at value	410,637	Centrally cleared swaps, at value	1,645,247
Interest rate contracts	Variation margin receivable	30,043*	Variation margin payable	12,469*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	812,761	Unrealized depreciation on forward currency exchange contracts	1,896,024
Forward currency exchange contracts	Investments, at value	2,168,692**
Interest rate contracts	Investments, at value	4,409,349**
Forward currency exchange contracts			Options written, at value	628,575

Total		$11,488,326		$9,448,869

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

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6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total

Credit contracts	$—	$—	$—	$(2,099,584)	$(2,099,584)
Equity contracts	—	—	—	(2,713,147)	(2,713,147)
Forward currency exchange contracts	261,347	—	(3,812,368)	—	(3,551,021)
Interest rate contracts	(1,338,743)	(698,812)	—	—	(2,037,555)

Total	$(1,077,396)	$(698,812)	$(3,812,368)	$(4,812,731)	$(10,401,307)

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts

Credit contracts	$—	$—	$—
Equity contracts	—	—	—
Forward currency exchange contracts	(793,236)	163,625	—
Interest rate contracts	(328,655)	—	334,229

Total	$(1,121,891)	$163,625	$334,229

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)

Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total

Credit contracts	$—	$(782,480)	$(782,480)
Equity contracts	—	1,270,375	1,270,375
Forward currency exchange contracts	(345,618)	—	(975,229)
Interest rate contracts	—	(258,572)	(252,998)

Total	$(345,618)	$229,323	$(740,332)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended April 29, 2016[1]		Year Ended October 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	4,182,747	$111,222,444	2,747,796	$73,610,677
Dividends and/or distributions reinvested	126,226	3,386,153	419,970	11,036,800
Redeemed	(2,066,463)	(54,825,700)	(3,488,073)	(93,256,588)

Net increase (decrease)	2,242,510	$59,782,897	(320,307)	$(8,609,111)

Class B
Sold	19,388	$459,845	15,739	$377,454
Dividends and/or distributions reinvested	1,728	41,404	10,988	260,095
Redeemed	(180,428)	(4,303,293)	(499,532)	(11,973,742)

Net decrease	(159,312)	$(3,802,044)	(472,805)	$(11,336,193)

Class C
Sold	1,606,503	$38,204,412	947,430	$22,745,866
Dividends and/or distributions reinvested	16,779	402,017	56,544	1,338,398
Redeemed	(577,288)	(13,685,171)	(773,115)	(18,545,940)

Net increase	1,045,994	$24,921,258	230,859	$5,538,324

Class I
Sold	1,135,694	$30,810,246	2,344,685	$64,807,277
Dividends and/or distributions reinvested	18,652	513,881	—	—
Redeemed	(222,871)	(6,056,306)	(214,076)	(5,893,944)

Net increase	931,475	$25,267,821	2,130,609	$58,913,333

Class R
Sold	145,881	$3,709,664	126,438	$3,251,422
Dividends and/or distributions reinvested	2,175	55,891	10,202	257,596
Redeemed	(80,655)	(2,055,313)	(151,535)	(3,890,027)

Net increase (decrease)	67,401	$1,710,242	(14,895)	$(381,009)

Class Y
Sold	10,515,468	$285,038,110	3,035,636	$83,471,376
Dividends and/or distributions reinvested	29,335	805,201	13,913	374,117
Redeemed	(1,969,919)	(53,323,080)	(606,971)	(16,624,767)

Net increase	8,574,884	$232,520,231	2,442,578	$67,220,726

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term

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8. Purchases and Sales of Securities (Continued)

obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$619,979,505	$504,829,615

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 billion	0.55
Over $4.0 billion	0.50

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.86% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid

91      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,328
Payments Made to Retired Trustees	29,914
Accumulated Liability as of April 29, 2016	116,578

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has

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9. Fees and Other Transactions with Affiliates (Continued)

adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 29, 2016	$92,488	$8,267	$8,917	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $115,775.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in underlying funds managed by the Manager or its affiliates. During the reporting period, the Manager waived fees and/or reimbursed the Fund $96,888 for management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities; securities that have been segregated and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

10. Borrowings and Other Financing (Continued)

pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $452,543,358. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations.

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $21,214 at period end. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At period end, these commitments have a market value of $21,214 and have been included as Corporate Loans in the Statement of Investments. The following commitments are subject to funding based on the borrower’s discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. These commitments have been excluded from the Statement of Investments. The unrealized appreciation/depreciation on these commitments is recorded as an asset/liability on the Statement of Assets and Liabilities.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed,

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11. Pending Litigation (Continued)

to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

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PORTFOLIO PROXY VOTING POLICES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Fundamental Alternatives Fund	12/4/15	41.6%	32.9%	25.5%
Oppenheimer Fundamental Alternatives Fund	12/29/15	33.3%	41.2%	25.5%

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OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Michelle Borré, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

99      OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0236.001.0416 June 27, 2016

Semiannual Report 4/30/2016

OppenheimerFunds®

The Right Way to Invest

Oppenheimer Mid Cap Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell MidCap Value Index	Russell 2500 Value Index
6-Month	0.97%	-4.83%	3.16%	2.20%
1-Year	-5.43	-10.88	-0.18	-1.95
5-Year	6.19	4.95	10.45	8.25
10-Year	4.38	3.76	7.35	5.96

Prior to September 1, 2015, the Fund was named Oppenheimer Small- & Mid-Cap Value Fund.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through April 30, 2016.

2      OPPENHEIMER MID CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 0.97% during the reporting period. On a relative basis, the Fund underperformed the Russell MidCap Value Index (the “Index”), which returned 3.16%. The Fund’s underperformance was driven primarily by weaker relative stock selection in the materials and financials sectors. The Fund outperformed the Index within health care and energy, due largely to stronger relative stock selection.

MARKET OVERVIEW

The six-month reporting period ended was a tumultuous time for global equity markets. The closing months of 2015 were marked by uncertainty over when, or if, the Federal Reserve (the “Fed”) would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth all contributed to an environment where investor sentiment swung back and forth like a pendulum. Volatility continued in the first four months of 2016. Adding to concerns over China’s slowing economy and falling crude oil prices were concerns of slowing global and domestic economic growth. However, sentiment improved in March as the Fed began to hint at lowering the trajectory of rate rises. Oil prices stabilized. Commodities, which have been declining from their super cycle peak for some time, rallied.

FUND REVIEW

Top contributors to performance this reporting period included WPX Energy, Inc., Tyson Foods, Inc. and MedAssets, Inc. We have been increasing our exposure to the energy sector, moving from a significant underweight position in the summer of 2015 to a modest overweight at the end of the reporting period. Weakness in energy stocks during the second half of 2015 and early 2016 allowed us to add to positions in a number of exploration and production companies, including top performer WPX Energy, Inc. Energy companies have been aggressively cutting capital expenditure plans, which may lead to higher returns on invested capital as oil prices stabilize. Tyson Foods is a food production company that reported strong profit growth, driven by its efforts to boost sales of its “Core 9” packaged food brands. Our position in MedAssets benefited performance as it was acquired by private equity in January.

Detractors from performance included First NBC Bank Holding Co., Western Digital Corp. and Indivior plc. Early in 2016, financials experienced a selloff, which impacted our investment First NBC Bank Holding. This weakness led to opportunity, however. For example, we were able to add to positions at more favorable prices in Synchrony Financial. Synchrony, formerly a subsidiary of

3      OPPENHEIMER MID CAP VALUE FUND

General Electric, provides private label credit products, and January weakness provided an attractive buying opportunity. Western Digital continued to be weighed down by the weak PC market and issues relating to its pending acquisition of SanDisk. With respect to financing for the SanDisk acquisition, the stock has been hurt by additional equity issuance necessary to make up for the U.S. Government’s “blocking” of a Chinese equity infusion into Western Digital, as well as stress in the high yield credit markets raising the financing costs for the required debt. Western Digital completed the acquisition of SanDisk in May 2016, shortly after this reporting period ended. Indivior is a U.K.-based pharmaceutical firm focused on the treatment of opioid dependence. Shares were weak as questions emerged regarding ongoing litigation with generic companies over its Suboxone film products, as well as delays in its R&D (research and development) pipeline. We believe the upside potential of positive outcomes of the litigation and pipeline outweigh the downside risks.

STRATEGY & OUTLOOK

Our research process is centered around finding companies with improving return on invested capital, where that improvement has yet to be reflected in today’s price. This process uncovered ideas during the reporting period that are more likely to be thought of as deep value (e.g. energy and materials).

We believe this focus on value is timely. Since early 2009, the growth style has significantly outperformed value. As value investors, this period has been a difficult one. But data is beginning to emerge that may suggest that value as a style may come back into favor:

•	Value dispersion—since 2009, the dispersion of valuations had been narrowing. In other words, the multiples investors pay for stocks has been converging. In such markets, growth tends to outperform as growth rates become the differentiating factor between businesses. Over the past year, those valuations have diverged significantly, which tends to reward a focus on valuation.
•	Absolute valuations—the relative valuations of growth versus value, in aggregate, has approached peak levels, suggesting that the value portion of the market has become more attractive. This valuation data has tended to foreshadow value outperformance.
•	Capital allocation trends—market volatility and economic uncertainty have led a number of companies to re-evaluate capital plans, most notably in the energy sector. The focus on prudently managing capital investments may generate higher long-term returns on capital, which tends to drive valuations higher.

While many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer term

4      OPPENHEIMER MID CAP VALUE FUND

approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements—income statement, balance sheet and statement of

Laton Spahr, CFA Portfolio Manager

cash flows—and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Eric Hewitt Portfolio Manager

5      OPPENHEIMER MID CAP VALUE FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

Reinsurance Group of America, Inc., Cl. A	2.6%
Lennar Corp., Cl. A	2.6
Ally Financial, Inc.	2.1
Validus Holdings Ltd.	1.9
Synopsys, Inc.	1.9
WPX Energy, Inc.	1.8
Associated Banc-Corp.	1.8
SunTrust Banks, Inc.	1.6
Zimmer Biomet Holdings, Inc.	1.6
Eaton Corp. plc	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Insurance	8.5%
Oil, Gas & Consumable Fuels	7.8
Commercial Banks	6.9
Real Estate Investment Trusts (REITs)	6.4
Health Care Equipment & Supplies	4.2
Semiconductors & Semiconductor Equipment	3.7
Consumer Finance	3.6
Chemicals	3.6
Software	3.5
Household Durables	3.4

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 29, 2016, and are based on the total market value of common stocks.

*April 29, 2016, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6      OPPENHEIMER MID CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVSCX)	1/3/89	0.97%	-5.43%	6.19%		4.38%
Class B (QSCBX)	9/1/93	0.62	-6.16	5.34		3.88
Class C (QSCCX)	9/1/93	0.62	-6.15	5.38		3.58
Class I (QSCIX)	2/28/12	1.20	-5.01	10.20	*	N/A
Class R (QSCNX)	3/1/01	0.88	-5.68	5.91		4.08
Class Y (QSCYX)	10/24/05	1.11	-5.19	6.50		4.73

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/29/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QVSCX)	1/3/89	-4.83%	-10.88%	4.95%		3.76%
Class B (QSCBX)	9/1/93	-4.38	-10.85	5.02		3.88
Class C (QSCCX)	9/1/93	-0.39	-7.09	5.38		3.58
Class I (QSCIX)	2/28/12	1.20	-5.01	10.20	*	N/A
Class R (QSCNX)	3/1/01	0.88	-5.68	5.91		4.08
Class Y (QSCYX)	10/24/05	1.11	-5.19	6.50		4.73

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to that of the Russell MidCap Value Index and the Russell 2500 Value Index. The Fund has changed its benchmark from the Russell 2500 Value Index to the Russell MidCap Value Index, which it believes is a more appropriate measure of the Fund’s performance. The Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell

7      OPPENHEIMER MID CAP VALUE FUND

2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER MID CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER MID CAP VALUE FUND

Actual	Beginning Account Value November 1, 2015	Ending Account Value April 29, 2016	Expenses Paid During 6 Months Ended April 29, 2016
Class A	$1,000.00	$1,009.70	$5.93
Class B	1,000.00	1,006.20	9.72
Class C	1,000.00	1,006.20	9.72
Class I	1,000.00	1,012.00	3.79
Class R	1,000.00	1,008.80	7.18
Class Y	1,000.00	1,011.10	4.74

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.84	5.96
Class B	1,000.00	1,015.08	9.76
Class C	1,000.00	1,015.08	9.76
Class I	1,000.00	1,020.97	3.80
Class R	1,000.00	1,017.61	7.21
Class Y	1,000.00	1,020.03	4.76

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 29, 2016 are as follows:

Class	Expense Ratios
Class A	1.19%
Class B	1.95
Class C	1.95
Class I	0.76
Class R	1.44
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS April 29, 2016* Unaudited

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—11.8%
Auto Components—1.3%
BorgWarner, Inc.	464,050	$ 16,668,676
Automobiles—1.0%
Thor Industries, Inc.	211,010	13,508,860
Hotels, Restaurants & Leisure—1.3%
Norwegian Cruise Line Holdings Ltd.[1]	169,320	8,278,055
Royal Caribbean Cruises Ltd.	109,420	8,469,108
		16,747,163

Household Durables—3.4%
Lennar Corp., Cl. A	733,600	33,239,416
Whirlpool Corp.	62,040	10,803,646
		44,043,062

Leisure Products—1.1%
Arctic Cat, Inc.	79,260	1,318,094
Mattel, Inc.	442,100	13,744,889
		15,062,983

Media—1.6%
Cinemark Holdings, Inc.	289,610	10,034,986
Regal Entertainment Group, Cl. A	221,700	4,622,445
TEGNA, Inc.	260,110	6,076,170
		20,733,601

Multiline Retail—0.9%
Dillard’s, Inc., Cl. A	48,300	3,402,735
Kohl’s Corp.	109,770	4,862,811
Nordstrom, Inc.	66,510	3,400,656
		11,666,202

Specialty Retail—1.2%
Advance Auto Parts, Inc.	27,780	4,336,458
Bed Bath & Beyond, Inc.[1]	54,320	2,564,990
Best Buy Co., Inc.	150,910	4,841,193
Williams-Sonoma, Inc.	69,750	4,099,905
		15,842,546

Consumer Staples—6.4%
Beverages—1.3%
Molson Coors Brewing Co., Cl. B	180,090	17,222,007

	Shares	Value
Food & Staples Retailing—1.3%
Rite Aid Corp.[1]	2,030,668	$16,346,877
Food Products—1.9%
B&G Foods, Inc.	254,084	10,470,802
Hain Celestial Group, Inc. (The)[1]	117,820	4,931,945
Tyson Foods, Inc., Cl. A	142,730	9,394,488
		24,797,235

Household Products—1.3%
Energizer Holdings, Inc.	176,081	7,657,763
Spectrum Brands Holdings, Inc.	82,290	9,348,144
		17,005,907

Personal Products—0.6%
Edgewell Personal Care Co.	93,941	7,709,738

Energy—9.4%
Energy Equipment & Services—1.6%
FMC Technologies, Inc.[1]	167,266	5,099,940
Helmerich & Payne, Inc.	81,515	5,389,772
Oceaneering International, Inc.	91,705	3,360,988
Patterson-UTI Energy, Inc.	323,735	6,393,766
		20,244,466

Oil, Gas & Consumable Fuels—7.8%
Chesapeake Energy Corp.[1]	400,380	2,750,610
Cimarex Energy Co.	185,826	20,232,735
Denbury Resources, Inc.	1,339,460	5,170,316
Hess Corp.	258,970	15,439,791
HollyFrontier Corp.	88,637	3,155,477
Newfield Exploration Co.[1]	348,059	12,617,139
PDC Energy, Inc.[1]	90,030	5,652,984
SM Energy Co.	241,460	7,523,894
Tesoro Corp.	71,220	5,675,522
WPX Energy, Inc.[1]	2,460,470	23,768,140
		101,986,608

Financials—27.9%
Capital Markets—2.1%
Ares Management LP2	801,442	11,628,923

11      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Capital Markets (Continued)
Raymond James Financial, Inc.	293,350	$15,304,070
		26,932,993

Commercial Banks—6.9%
Associated Banc-Corp.	1,282,400	23,390,976
First NBC Bank Holding Co.[1]	313,680	6,819,403
Glacier Bancorp, Inc.	89,310	2,312,236
Huntington Bancshares, Inc.	1,981,940	19,938,316
KeyCorp	264,830	3,254,761
SunTrust Banks, Inc.	499,570	20,852,052
TCF Financial Corp.	528,190	7,204,512
Zions Bancorporation	208,337	5,733,434
		89,505,690

Consumer Finance—3.6%
Ally Financial, Inc.[1]	1,558,790	27,762,050
Synchrony Financial[1]	643,550	19,673,324
		47,435,374

Diversified Financial Services—0.4%
Nasdaq, Inc.	50,950	3,144,124
Voya Financial, Inc.	79,770	2,590,132
		5,734,256

Insurance—8.5%
Arthur J. Gallagher & Co.	52,370	2,411,115
CNO Financial Group, Inc.	305,270	5,607,810
Everest Re Group Ltd.	52,940	9,788,606
Genworth Financial, Inc., Cl. A1	1,801,940	6,180,654
Reinsurance Group of America, Inc., Cl. A	355,820	33,881,180
Unum Group	544,780	18,636,924
Validus Holdings Ltd.	549,470	25,325,072
XL Group plc, Cl. A	268,760	8,796,515
		110,627,876

Real Estate Investment Trusts (REITs)—6.4%
Alexandria Real Estate Equities, Inc.	74,690	6,942,436
American Capital Agency Corp.	412,640	7,580,197

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Apartment Investment & Management Co., Cl. A	145,770	$5,839,546
Care Capital Properties, Inc.	118,620	3,163,595
CubeSmart	459,120	13,594,543
Digital Realty Trust, Inc.	66,890	5,884,982
Equity LifeStyle Properties, Inc.	233,080	15,963,649
Highwoods Properties, Inc.	137,590	6,429,581
LaSalle Hotel Properties	379,694	9,074,687
Omega Healthcare Investors, Inc.	278,437	9,402,817
		83,876,033

Health Care—7.2%
Health Care Equipment & Supplies—4.2%
Boston Scientific Corp.[1]	421,637	9,242,283
Cooper Cos., Inc. (The)	42,810	6,553,355
Teleflex, Inc.	122,737	19,119,970
Zimmer Biomet Holdings, Inc.	177,670	20,568,856
		55,484,464

Life Sciences Tools & Services—1.0%
Quintiles Transnational Holdings, Inc.[1]	185,911	12,840,873

Pharmaceuticals—2.0%
Indivior plc, Sponsored ADR	1,375,554	16,348,459
Jazz Pharmaceuticals plc[1]	62,880	9,476,016
		25,824,475

Industrials—11.8%
Aerospace & Defense—2.4%
Esterline Technologies Corp.[1]	170,170	11,683,872
Huntington Ingalls Industries, Inc.	60,750	8,794,778
Orbital ATK, Inc.	124,850	10,861,950
		31,340,600

12      OPPENHEIMER MID CAP VALUE FUND

	Shares	Value
Air Freight & Couriers—0.4%
XPO Logistics, Inc.[1]	152,440	$4,594,542

Airlines—0.8%
Air Canada[1]	1,472,443	10,896,078

Commercial Services & Supplies—1.3%
Deluxe Corp.	264,770	16,622,260

Electrical Equipment—2.5%
Eaton Corp. plc	322,710	20,417,861
Hubbell, Inc., Cl. B	119,080	12,593,901
		33,011,762

Machinery—1.8%
Parker-Hannifin Corp.	126,350	14,659,127
WABCO Holdings, Inc.[1]	40,510	4,543,602
Xylem, Inc.	105,600	4,411,968
		23,614,697

Professional Services—1.6%
Nielsen Holdings plc	158,220	8,249,591
On Assignment, Inc.[1]	355,000	12,801,300
		21,050,891

Road & Rail—0.2%
Swift Transportation Co., Cl. A1	172,690	2,870,108

Trading Companies & Distributors—0.8%
HD Supply Holdings, Inc.[1]	282,210	9,674,159

Information Technology—11.5%
Electronic Equipment, Instruments, & Components—3.0%
Avnet, Inc.	396,410	16,300,379
Dolby Laboratories, Inc., Cl. A	263,200	12,530,952
Flextronics International Ltd.[1]	877,050	10,656,158
		39,487,489

IT Services—0.5%
First Data Corp., Cl. A1	593,870	6,764,179

Semiconductors & Semiconductor Equipment—3.7%
Applied Materials, Inc.	664,070	13,593,513
Lam Research Corp.	198,990	15,202,836
Micron Technology, Inc.[1]	328,120	3,527,290

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Semtech Corp.[1]	634,610	$13,732,961
Skyworks Solutions, Inc.	36,320	2,426,902
		48,483,502

Software—3.5%
Check Point Software Technologies Ltd.[1]	139,560	11,565,337
Synopsys, Inc.[1]	504,070	23,953,406
Verint Systems, Inc.[1]	282,190	9,549,310
		45,068,053

Technology Hardware, Storage & Peripherals—0.8%
Western Digital Corp.	249,990	10,215,841

Materials—6.8%
Chemicals—3.6%
Eastman Chemical Co.	136,580	10,431,980
International Flavors & Fragrances, Inc.	93,340	11,151,330
Mosaic Co. (The)	79,500	2,225,205
PPG Industries, Inc.	129,370	14,281,154
RPM International, Inc.	183,950	9,294,994
		47,384,663

Containers & Packaging—2.2%
Ball Corp.	123,980	8,849,692
Owens-Illinois, Inc.[1]	503,170	9,288,518
WestRock Co.	241,730	10,116,401
		28,254,611

Paper & Forest Products—1.0%
Louisiana-Pacific Corp.[1]	789,220	13,416,740

Utilities—6.5%
Electric Utilities—2.0%
Avangrid, Inc.	108,690	4,358,469
Emera, Inc.	179,174	6,493,219
Portland General Electric Co.	165,100	6,557,772
PPL Corp.	135,670	5,106,619
Xcel Energy, Inc.	90,200	3,610,706
		26,126,785

13      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Independent Power and Renewable Electricity Producers—0.4%
AES Corp.	468,570	$5,229,241

Multi-Utilities—3.0%
Alliant Energy Corp.	121,710	8,582,989
Ameren Corp.	281,880	13,530,240
Avista Corp.	175,390	7,027,877
DTE Energy Co.	72,840	6,494,415
MDU Resources Group, Inc.	177,070	3,552,024
		39,187,545

Water Utilities—1.1%
American Water Works Co., Inc.	186,780	13,590,113
Total Common Stocks (Cost $1,159,481,276)		1,294,731,824

	Shares	Value
Investment Company—0.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[3,4] (Cost $8,678,176)	8,678,176	$8,678,176

Total Investments, at Value (Cost $1,168,159,452)	100.0%	1,303,410,000

Net Other Assets (Liabilities)	0.0	168,555

Net Assets	100.0%	$1,303,578,555

Footnotes to Statement of Investments

*	April 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying notes.

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions	Gross Reductions	Shares April 29, 2016[a]
Oppenheimer Institutional Money Market Fund, Cl. E	18,716,295	137,365,241	147,403,360	8,678,176

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$8,678,176	$25,311

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying notes.

See accompanying Notes to Financial Statements.

14      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 29, 20161 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,159,481,276)	$1,294,731,824
Affiliated companies (cost $8,678,176)	8,678,176

1,303,410,000

Cash	1,000,073

Receivables and other assets:
Dividends	706,181
Investments sold	353,133
Shares of beneficial interest sold	291,359
Other	209,722

Total assets	1,305,970,468

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	1,366,033
Trustees’ compensation	399,636
Investments purchased	334,584
Distribution and service plan fees	255,809
Shareholder communications	11,548
Other	24,303

Total liabilities	2,391,913

Net Assets	$1,303,578,555

Composition of Net Assets
Par value of shares of beneficial interest	$289,309

Additional paid-in capital	1,249,388,128

Accumulated net investment income	883,315

Accumulated net realized loss on investments and foreign currency transactions	(82,232,720)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	135,250,523

Net Assets	$1,303,578,555

15      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $919,604,785 and 19,646,129 shares of beneficial interest outstanding)	$46.81

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$49.67

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $15,050,756 and 384,155 shares of beneficial interest outstanding)	$39.18

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $234,760,880 and 5,983,438 shares of beneficial interest outstanding)	$39.24

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $811,130 and 17,049 shares of beneficial interest outstanding)	$47.58

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,809,936 and 1,909,218 shares of beneficial interest outstanding)	$44.95

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $47,541,068 and 990,905 shares of beneficial interest outstanding)	$47.98

1. April 29, 2016 represents the last day of the Fund’s reporting period. See Note 2 of the accompanying notes.

See accompanying Notes to Financial Statements.

16      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended April 29, 20161 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $22,549)	$10,753,437
Affiliated companies	25,311

Interest	731

Total investment income	10,779,479

Expenses
Management fees	4,515,482

Distribution and service plan fees:
Class A	1,093,211
Class B	83,512
Class C	1,150,770
Class R	210,615

Transfer and shareholder servicing agent fees:
Class A	983,868
Class B	18,454
Class C	253,917
Class I	112
Class R	93,148
Class Y	50,207

Shareholder communications:
Class A	13,507
Class B	904
Class C	3,608
Class I	3
Class Y	541

Trustees’ compensation	13,065

Borrowing fees	11,924

Custodian fees and expenses	4,429

Other	74,288

Total expenses	8,575,565
Less waivers and reimbursements of expenses	(6,100)

Net expenses	8,569,465

Net Investment Income	2,210,014

17      OPPENHEIMER MID CAP VALUE FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain
Net realized gain on:
Investments from unaffiliated companies	$765,080
Foreign currency transactions	2,670

Net realized gain	767,750

Net change in unrealized appreciation/depreciation on:
Investments	3,695,112
Translation of assets and liabilities denominated in foreign currencies	272,573

Net change in unrealized appreciation/depreciation	3,967,685

Net Increase in Net Assets Resulting from Operations	$6,945,449

1. April 29, 2016 represents the last day of the Fund’s reporting period. See Note 2 of the accompanying notes.

See accompanying Notes to Financial Statements.

18      OPPENHEIMER MID CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]
Operations
Net investment income	$2,210,014	$5,197,297
Net realized gain	767,750	150,686,311
Net change in unrealized appreciation/depreciation	3,967,685	(151,613,923)

Net increase in net assets resulting from operations	6,945,449	4,269,685
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,652,638)	(5,142,601)
Class B	—	—
Class C	—	—
Class I	(2,927)	(5,660)
Class R	(56,762)	(288,773)
Class Y	(136,078)	(368,204)

	(1,848,405)	(5,805,238)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(51,188,466)	(136,822,185)
Class B	(5,599,047)	(16,687,522)
Class C	(19,031,499)	(24,861,505)
Class I	12,775	370,030
Class R	(12,752,024)	(28,135,380)
Class Y	(2,034,271)	(975,486)

	(90,592,532)	(207,112,048)

Net Assets
Total decrease	(85,495,488)	(208,647,601)

Beginning of period	1,389,074,043	1,597,721,644

End of period (including accumulated net investment income of $883,315 and $521,706, respectively)	$1,303,578,555	$1,389,074,043

1. April 29, 2016 and October 30, 2015 represent the last days of the Fund’s reporting periods. See Note 2 of the accompanying notes.

See accompanying Notes to Financial Statements.

19      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011

Per Share Operating Data
Net asset value, beginning of period	$46.44	$46.72	$42.63	$31.33	$30.05	$29.44

Income (loss) from investment operations:
Net investment income[2]	0.11	0.24	0.36	0.24	0.07	0.03
Net realized and unrealized gain (loss)	0.34	(0.29)	4.25	11.09	1.21	0.58

Total from investment operations	0.45	(0.05)	4.61	11.33	1.28	0.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.23)	(0.52)	(0.03)	0.00	0.00

Net asset value, end of period	$46.81	$46.44	$46.72	$42.63	$31.33	$30.05

Total Return, at Net Asset Value[3]	0.97%	(0.13)%	10.91%	36.16%	4.26%	2.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$919,605	$966,842	$1,104,252	$1,162,455	$938,427	$1,250,055

Average net assets (in thousands)	$899,184	$1,085,463	$1,151,106	$1,013,781	$1,099,549	$1,527,052

Ratios to average net assets:[4]
Net investment income	0.50%	0.49%	0.80%	0.65%	0.24%	0.11%
Expenses excluding specific expenses listed below	1.19%	1.17%	1.18%	1.27%	1.31%	1.26%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.19%	1.17%	1.18%	1.27%	1.31%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.19%	1.17%	1.18%	1.27%	1.26%	1.25%

Portfolio turnover rate	16%	47%	51%	128%	54%	89%

20      OPPENHEIMER MID CAP VALUE FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.19%
Year Ended October 30, 2015	1.17%
Year Ended October 31, 2014	1.18%
Year Ended October 31, 2013	1.27%
Year Ended October 31, 2012	1.31%
Year Ended October 31, 2011	1.27%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$38.94	$39.29	$35.74	$26.48	$25.60	$25.29

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	(0.10)	0.01	(0.08)	(0.15)	(0.20)
Net realized and unrealized gain (loss)	0.28	(0.25)	3.57	9.34	1.03	0.51

Total from investment operations	0.24	(0.35)	3.58	9.26	0.88	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.03)	0.00	0.00	0.00

Net asset value, end of period	$39.18	$38.94	$39.29	$35.74	$26.48	$25.60

Total Return, at Net Asset Value[3]	0.62%	(0.89)%	10.03%	34.97%	3.44%	1.23%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,051	$20,774	$37,092	$48,927	$53,204	$85,100

Average net assets (in thousands)	$16,840	$29,531	$43,889	$48,518	$67,022	$113,687

Ratios to average net assets:[4]
Net investment income (loss)	(0.19)%	(0.23)%	0.04%	(0.25)%	(0.57)%	(0.71)%
Expenses excluding specific expenses listed below	1.95%	1.92%	2.01%	2.35%	2.37%	2.30%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.95%	1.92%	2.01%	2.35%	2.37%	2.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	1.92%	1.96%	2.15%	2.09%	2.08%

Portfolio turnover rate	16%	47%	51%	128%	54%	89%

22      OPPENHEIMER MID CAP VALUE FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	2.01%
Year Ended October 31, 2013	2.35%
Year Ended October 31, 2012	2.37%
Year Ended October 31, 2011	2.31%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$39.00	$39.35	$35.83	$26.52	$25.64	$25.32

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	(0.11)	0.02	(0.04)	(0.14)	(0.18)
Net realized and unrealized gain (loss)	0.29	(0.24)	3.59	9.35	1.02	0.50

Total from investment operations	0.24	(0.35)	3.61	9.31	0.88	0.32

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.09)	0.00	0.00	0.00

Net asset value, end of period	$39.24	$39.00	$39.35	$35.83	$26.52	$25.64

Total Return, at Net Asset Value[3]	0.62%	(0.87)%	10.05%	35.10%	3.43%	1.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$234,761	$253,446	$279,925	$276,676	$234,237	$285,735

Average net assets (in thousands)	$232,033	$278,916	$283,792	$252,028	$258,974	$336,244

Ratios to average net assets:[4]
Net investment income (loss)	(0.25)%	(0.26)%	0.05%	(0.13)%	(0.56)%	(0.67)%
Expenses excluding specific expenses listed below	1.95%	1.92%	1.93%	2.05%	2.08%	2.03%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.95%	1.92%	1.93%	2.05%	2.08%	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	1.92%	1.93%	2.05%	2.06%	2.02%

Portfolio turnover rate	16%	47%	51%	128%	54%	89%

24      OPPENHEIMER MID CAP VALUE FUND

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.95%
Year Ended October 30, 2015	1.92%
Year Ended October 31, 2014	1.93%
Year Ended October 31, 2013	2.05%
Year Ended October 31, 2012	2.08%
Year Ended October 31, 2011	2.04%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$47.20	$47.49	$43.64	$31.88	$32.90

Income (loss) from investment operations:
Net investment income[3]	0.20	0.43	0.47	0.49	0.21
Net realized and unrealized gain (loss)	0.36	(0.27)	4.42	11.27	(1.23)

Total from investment operations	0.56	0.16	4.89	11.76	(1.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.45)	(1.04)	0.00	0.00

Net asset value, end of period	$47.58	$47.20	$47.49	$43.64	$31.88

Total Return, at Net Asset Value[4]	1.20%	0.31%	11.36%	36.85%	(3.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$811	$788	$427	$95	$10

Average net assets (in thousands)	$749	$621	$178	$35	$422

Ratios to average net assets:[5]
Net investment income	0.90%	0.88%	1.02%	1.23%	0.99%
Expenses excluding specific expenses listed below	0.76%	0.73%	0.76%	0.77%	0.74%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.76%	0.73%	0.76%	0.77%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.73%	0.76%	0.77%	0.74%

Portfolio turnover rate	16%	47%	51%	128%	54%

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	0.76%
Year Ended October 30, 2015	0.73%
Year Ended October 31, 2014	0.76%
Year Ended October 31, 2013	0.77%
Period Ended October 31, 2012	0.74%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER MID CAP VALUE FUND

Class R	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$44.59	$44.88	$40.87	$30.09	$28.94	$28.44

Income (loss) from investment operations:
Net investment income (loss)[2]	0.06	0.12	0.23	0.14	(0.02)	(0.05)
Net realized and unrealized gain (loss)	0.33	(0.30)	4.09	10.64	1.17	0.55

Total from investment operations	0.39	(0.18)	4.32	10.78	1.15	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)	(0.11)	(0.31)	0.00	0.00	0.00

Net asset value, end of period	$44.95	$44.59	$44.88	$40.87	$30.09	$28.94

Total Return, at Net Asset Value[3]	0.88%	(0.38)%	10.61%	35.79%	3.97%	1.76%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,810	$97,983	$125,703	$130,267	$132,365	$176,002

Average net assets (in thousands)	$85,084	$114,811	$129,580	$129,674	$154,101	$213,872

Ratios to average net assets:[4]
Net investment income (loss)	0.26%	0.25%	0.53%	0.39%	(0.05)%	(0.17)%
Expenses excluding specific expenses listed below	1.44%	1.42%	1.45%	1.53%	1.59%	1.54%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.44%	1.42%	1.45%	1.53%	1.59%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.44%	1.42%	1.45%	1.53%	1.55%	1.53%

Portfolio turnover rate	16%	47%	51%	128%	54%	89%

27      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	1.44%
Year Ended October 30, 2015	1.42%
Year Ended October 31, 2014	1.45%
Year Ended October 31, 2013	1.53%
Year Ended October 31, 2012	1.59%
Year Ended October 31, 2011	1.55%

See accompanying Notes to Financial Statements.

28      OPPENHEIMER MID CAP VALUE FUND

Class Y	Six Months Ended April 29, 2016 (Unaudited)[1]	Year Ended October 30, 2015[1]	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011
Per Share Operating Data
Net asset value, beginning of period	$47.59	$47.88	$43.81	$32.20	$30.78	$30.08

Income (loss) from investment operations:
Net investment income[2]	0.17	0.36	0.52	0.34	0.19	0.12
Net realized and unrealized gain (loss)	0.35	(0.30)	4.37	11.40	1.23	0.58

Total from investment operations	0.52	0.06	4.89	11.74	1.42	0.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.35)	(0.82)	(0.13)	0.00	0.00

Net asset value, end of period	$47.98	$47.59	$47.88	$43.81	$32.20	$30.78

Total Return, at Net Asset Value[3]	1.11%	0.12%	11.30%	36.55%	4.62%	2.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,541	$49,241	$50,323	$49,589	$63,259	$100,231

Average net assets (in thousands)	$45,903	$51,876	$50,290	$50,572	$85,178	$102,025

Ratios to average net assets:[4]
Net investment income	0.74%	0.73%	1.13%	0.91%	0.60%	0.35%
Expenses excluding specific expenses listed below	0.95%	0.92%	0.84%	0.98%	0.92%	1.00%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	0.95%	0.92%	0.84%	0.98%	0.92%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.92%	0.83%	0.98%	0.92%	0.99%

Portfolio turnover rate	16%	47%	51%	128%	54%	89%

29      OPPENHEIMER MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods.

See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 29, 2016	0.95%
Year Ended October 30, 2015	0.92%
Year Ended October 31, 2014	0.84%
Year Ended October 31, 2013	0.98%
Year Ended October 31, 2012	0.92%
Year Ended October 31, 2011	1.01%

See accompanying Notes to Financial Statements.

30      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS April 29, 2016 Unaudited

1. Organization

Oppenheimer Mid Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the

31      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return

32      OPPENHEIMER MID CAP VALUE FUND

2. Significant Accounting Policies (Continued)

of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 30, 2015, the Fund utilized $151,218,079 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$80,242,236

33      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

At period end, it is estimated that the capital loss carryforwards would be $79,474,486 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $767,750 of capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,170,930,737

Gross unrealized appreciation	$198,929,612
Gross unrealized depreciation	(66,450,374)

Net unrealized appreciation	$132,479,238

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

34      OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

35      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

36      OPPENHEIMER MID CAP VALUE FUND

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in those investment companies which are publicly offered and reported on an exchange as Level 1, and those investment companies which are not publicly offered are not assigned a level, without consideration as to the classification level of the specific investments held by those investment companies.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$154,273,093	$—	$—	$154,273,093
Consumer Staples	83,081,764	—	—	83,081,764
Energy	122,231,074	—	—	122,231,074
Financials	364,112,222	—	—	364,112,222
Health Care	94,149,812	—	—	94,149,812
Industrials	153,675,097	—	—	153,675,097
Information Technology	150,019,064	—	—	150,019,064
Materials	89,056,014	—	—	89,056,014
Utilities	84,133,684	—	—	84,133,684
Investment Company	8,678,176	—	—	8,678,176

Total Assets	$1,303,410,000	$—	$—	$1,303,410,000

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

37      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

38      OPPENHEIMER MID CAP VALUE FUND

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

39      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended April 29, 2016[1]		Year Ended October 30, 2015[1]
	Shares	Amount	Shares	Amount

Class A
Sold	973,775	$43,738,499	2,255,940	$109,086,400
Dividends and/or distributions reinvested	34,782	1,563,800	101,546	4,867,198
Redeemed	(2,183,032)	(96,490,765)	(5,170,323)	(250,775,783)

Net decrease	(1,174,475)	$(51,188,466)	(2,812,837)	$(136,822,185)

Class B
Sold	4,103	$154,464	17,119	$701,094
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(153,375)	(5,753,511)	(427,628)	(17,388,616)

Net decrease	(149,272)	$(5,599,047)	(410,509)	$(16,687,522)

Class C
Sold	275,637	$10,271,600	739,635	$30,223,895
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(790,935)	(29,303,099)	(1,355,102)	(55,085,400)

Net decrease	(515,298)	$(19,031,499)	(615,467)	$(24,861,505)

Class I
Sold	2,328	$104,415	9,008	$434,194
Dividends and/or distributions reinvested	63	2,873	114	5,524
Redeemed	(2,040)	(94,513)	(1,407)	(69,688)

Net increase	351	$12,775	7,715	$370,030

Class R
Sold	156,053	$6,621,684	377,495	$17,567,746
Dividends and/or distributions reinvested	1,188	51,175	5,671	262,387
Redeemed	(445,300)	(19,424,883)	(986,856)	(45,965,513)

Net decrease	(288,059)	$(12,752,024)	(603,690)	$(28,135,380)

Class Y
Sold	146,054	$6,606,084	282,520	$13,973,036
Dividends and/or distributions reinvested	2,522	116,339	6,385	312,843
Redeemed	(192,329)	(8,756,694)	(305,180)	(15,261,365)

Net decrease	(43,753)	$(2,034,271)	(16,275)	$(975,486)

1. April 29, 2016 and October 30, 2015 represent the last business days of the Fund’s respective reporting periods. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

40      OPPENHEIMER MID CAP VALUE FUND

7. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$207,722,170	$294,336,546

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4 billion	0.58
Over $6 billion	0.56

The Fund’s effective management fee for the reporting period was 0.71% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with

41      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$2,380
Payments Made to Retired Trustees	63,860
Accumulated Liability as of April 29, 2016	248,683

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by

42      OPPENHEIMER MID CAP VALUE FUND

8. Fees and Other Transactions with Affiliates (Continued)

the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 29, 2016	$120,437	$541	$8,221	$5,291	$3

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $6,100 for IMMF management fees.

    Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the

43      OPPENHEIMER MID CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

10. Pending Litigation (Continued)

defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

    OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

44      OPPENHEIMER MID CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts and Master Limited Partnerships (“MLPs”), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the Fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Mid Cap Value Fund	12/11/15	66.6%	33.4%	0.0%
Oppenheimer Mid Cap Value Fund	3/22/16	63.6%	0.0%	36.4%

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OPPENHEIMER MID CAP VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Laton Spahr, Vice President
Eric Hewitt, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48      OPPENHEIMER MID CAP VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds®

The Right Way
to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com

Call Us
800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0251.001.0416 June 24, 2016

Item  2. Code of Ethics.

Not applicable to semiannual reports.

Item  3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item  4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item  5. Audit Committee of Listed Registrants

Not applicable.

Item  6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item  7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item  8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item  9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item  10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item  11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item  12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2016

By:	/s/ Brian S. Petersen

Brian S. Petersen
Principal Financial Officer
Date:	6/15/2016